Exhibit 99.1

Endurance Specialty Holdings Ltd.

2014 Loss Development Triangles

2014 Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current as of December 31, 2014. We are under no obligation and do not expect to update or revise this report, whether as a result of new information, future events or otherwise, even when such new data has been reflected in the filings of Endurance Specialty Holdings Ltd. (“Endurance” or the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) or otherwise. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development information, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products, current market conditions and feedback from the Company’s business units. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. This report should be read in conjunction with other documents filed by the Company with the SEC, including the most recent Annual Report on Form 10-K.

Safe Harbor for Forward-Looking Statements

Some of the statements in this report may include forward-looking statements which reflect management’s current views with respect to future events and financial performance. Such statements may include forward-looking statements with respect to the Company in general and the insurance and reinsurance business segments specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this report for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements in this report. These factors include, but are not limited to: (i) changes in the size of the claims payable by Endurance relating to natural catastrophes, (ii) greater frequency or severity of claims and loss activity than Endurance’s underwriting, reserving or investment practices anticipate based upon historical experience or industry data, (iii) trends in rates for property and casualty insurance and reinsurance, (iv) changes in the judicial, legislative or regulatory environments in which Endurance operates, (v) changes in general economic conditions, including foreign currency exchange rates, inflation and other factors and (vi) the other factors described in the Company’s most recent Annual Report on Form 10-K.

Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

2014 GLOBAL LOSS TRIANGLES

Table of Contents

Section			Page

I.	Introduction		1

II.	Comments and Observations on Data Presented		3

III.	Data Compilation and Definitions		4

IV.	Triangle Class Details		11

V.	Overview of Reserving Methodology		17

VI.	Reconciliations		20

VII.	Data and Exhibits (Summary Exhibits and Triangles)

	Consolidated Total	Exhibit 1
Insurance Segment
	Agriculture	Exhibit 2
	High Attaching Excess of Loss Casualty	Exhibit 3
	United States Sourced Casualty	Exhibit 4
	Workers’ Compensation	Exhibit 5
	Professional Lines	Exhibit 6
	International Sourced Property & Energy	Exhibit 7
	United States Sourced Property & Marine	Exhibit 8
Reinsurance Segment
	Catastrophe	Exhibit 9
	Property	Exhibit 10
	Casualty Motor	Exhibit 11
	Casualty Other	Exhibit 12
	Workers’ Compensation	Exhibit 13
	Professional Liability	Exhibit 14
	Aerospace & Marine	Exhibit 15
	Agriculture	Exhibit 16
	Surety & Trade Credit	Exhibit 17
	Other Specialty – Miscellaneous	Exhibit 18
	Insurance Agriculture	Exhibit 19
	Insurance Casualty and Other Specialty	Exhibit 20
	Insurance Professional Lines	Exhibit 21
	Insurance Property, Marine and Energy	Exhibit 22
	Reinsurance Catastrophe	Exhibit 23
	Reinsurance Professional	Exhibit 24
	Reinsurance Property	Exhibit 25
	Reinsurance Casualty	Exhibit 26
	Reinsurance Other Specialty	Exhibit 27
	Insurance Segment Total	Exhibit 28
	Reinsurance Segment Total	Exhibit 29

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

I. INTRODUCTION

This report provides information on the loss development characteristics of Endurance Specialty Holdings Ltd. and its consolidated subsidiaries (“Endurance” or the “Company”) as of December 31, 2014. This report provides detail on Endurance’s reserves by showing global loss triangles for gross paid and reported loss and allocated loss adjustment expenses (“ALAE”) by accident year at annual evaluation dates. The most recent evaluation is as of December 31, 2014. In addition, accident year summary exhibits are provided which highlight the gross, ceded, and net results by business segment and triangle classes as of December 31, 2014. These summaries include: earned premiums, paid loss and ALAE, case outstanding losses, additional case reserves, incurred but not reported losses (“IBNR”), paid unallocated loss adjustment expense (“Paid ULAE”), unallocated loss adjustment expenses reserve (“ULAE Reserve”), and the ultimate loss & loss adjustment expenses (“LAE”) ratios as of December 31, 2014 on an inception to date basis. Section II of this document offers general observations on the data presented in both the triangles and the summary exhibits, while Section III provides a discussion of the means used to compile the data, as well as definitions for many of the terms used in this report. A more detailed description of the business underlying the triangle information is found in Section IV of this report. Section V of this report contains a summary description of management’s loss reserving methodology.

The inherent uncertainty associated with the estimation of loss and LAE reserves remains a significant balance sheet risk for all property-casualty specialty insurance and reinsurance companies, including Endurance. Management believes the triangles and corresponding accident year summary exhibits along with the narrative in this report provide additional insight into the loss development characteristics of Endurance’s diversified businesses.

The process of establishing and periodically adjusting loss and LAE reserves is an inherently complex process containing numerous management judgments related to the segmentation of data, methodologies utilized and their associated parameters, along with the weights applied to the various techniques used in the reserving process. Actuarial determinations of unpaid future losses and LAE are subject to potential errors of estimation, which could be significant, due to the fact that the ultimate disposition of claims incurred prior to the date of such estimation, whether reported to Endurance or not, is subject to the outcome of events that have not yet occurred. Likewise, any estimate of future costs associated with claims settlement is subject to the inherent limitation on the ability to predict the course of future events. Consequently, it should be expected that the actual emergence of the ultimate loss and LAE will vary, perhaps considerably, from any prior estimate. Readers should also review additional reserve disclosures and company risk factors that are provided in the Company’s most recent Annual Report on Form 10-K filed with the SEC.

Readers of this report are strongly advised against projecting ultimate losses and LAE for Endurance directly from the loss development triangles in this report, as these calculations rarely take into account fully the true underlying nature of the liabilities. The seventeen triangle classes we have selected are the compilation of over 200 discrete reserving groups within Endurance that represent different geographies, pricing environments, legislative climates and policy forms.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

Also, depending upon which actuarial reserving method is utilized, the presence or absence of large catastrophe losses and how they are treated may have a significant impact on the estimated ultimate loss and LAE. In addition, changes to the premium volume, mix of business and the underlying exposures within a class may have significant effects on the resulting ultimate loss estimates and overall reserve levels. Without incorporating this critical information, the results derived from a direct extrapolation of the loss development triangles in this report have the potential of being materially misleading.

The triangles and summary exhibits are provided for both the Insurance and Reinsurance segments of the Company. In addition, while analysis, reviews and reporting of reserves focuses primarily on the loss reserve development classes within each business segment, the information provided in the triangles in this report has been expanded to capture some of the additional differences in reporting that naturally occur within these lines of business. The losses in these exhibits and triangles represent the Company’s December 31, 2014 gross, ceded and net loss and LAE reserves in their entirety, although these amounts have been adjusted for changes in foreign currency. A reconciliation to select data from the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) is included in Section VI of this document.

As discussed more fully in Section III, the accident year losses in these exhibits and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Because of these adjustments, which we expect to continue, future versions of this information will not tie directly to the data included in this report.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

II. COMMENTS AND OBSERVATIONS ON DATA PRESENTED

The triangle groupings have changed since last year. Grouping changes are as follows:

•	Last year, Agriculture reinsurance and other specialty reinsurance had been grouped in “Reinsurance – Agriculture & Other”. This year, those lines of business are shown separately as “Reinsurance Segment – Agriculture” and “Reinsurance Segment – Other Specialty – Miscellaneous”.

•	Last year, the surety bond insurance business was included within “Insurance Segment – United States Sourced Property”. It is now included within “Insurance Segment – United States Sourced Casualty”.

•	“Insurance Segment – United States Sourced Property” has been renamed “Insurance Segment – United States Sourced Property & Marine” to reflect the inclusion of the inland and ocean marine lines of business.

•	“Insurance Segment – International Sourced Property” has been renamed “Insurance Segment – International Sourced Property & Energy” because it includes our energy insurance business which began operation in 2014.

Based on the data as of December 31, 2014 presented in this report, we believe the following general observations are noteworthy:

•	On an inception to date basis, 54% and 46% of gross earned premium arises from the Reinsurance and Insurance segments, respectively. Correspondingly, on a gross basis 45% and 55% of loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively. On a net basis, 54% and 46% of the loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively.

•	Additional Case Reserves (“ACRs”) amount to 8% of reported net case reserves. Within Endurance’s Reinsurance segment, this amount is 14% of the net reported case reserves.

•	The Reinsurance and Insurance segments have contributed approximately 52% and 48% to the total inception to date prior year favorable gross reserve development, respectively.

•	Endurance’s overall inception to date net ultimate loss and LAE ratio of 63% is comprised of a 74% net loss ratio for the Insurance segment and a 57% net loss ratio for the Reinsurance segment.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

III. DATA COMPILATION AND DEFINITIONS

The Global Loss Triangles and summary exhibits are presented on an accident year (or report year where applicable) basis. While underwriting or policy year statistics may also provide useful information for analysis purposes, management believes the accident/report year presentation better highlights the true loss activity that occurs at Endurance within a given calendar year. We note that the accident year presentation of triangles requires the utilization of assumptions and allocation procedures with respect to certain lines of business underwritten by Endurance (bordereaux allocation). This is primarily a result of not receiving sufficient information from ceding companies in certain lines of business, which prevents the allocation of claims to specific accident years with certainty. Although we attempt to keep the allocations as reasonable and as accurate as possible, to the extent our assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Data Presented

The data presented in the accident year triangle and summary exhibits is as follows:

•	Global Loss Triangles

•	Paid loss and ALAE

•	Case incurred loss & ALAE (including ACRs)

•	Ultimate loss and ALAE

•	Earned Premium

•	Ultimate loss and ALAE ratio

•	Ultimate loss and ALAE emergence

•	Summary Exhibits

•	Gross earned premium, paid losses, reserves (case outstanding, ACRs, IBNR, and ULAE)

•	Ceded earned premium, paid losses, reserves (case outstanding, ACRs, IBNR, and ULAE)

•	Net earned premium, paid losses, reserves (case outstanding, ACRs, IBNR, and ULAE)

Basis of Presentation

Information presented herein may differ materially from that reported in Endurance’s financial statements prepared in accordance with GAAP due to differences in foreign currency exchange rates, the impact of premium adjustments and other data adjustments.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

All amounts are presented in thousands of U.S. dollars and reflect the conversion from the original currency of the underlying business if not denominated in U.S. dollars (“USD”). Foreign currency denominated losses and premiums are converted based on exchange rates at the dates of the transactions to the currency of the legal underwriting entity, which are either USD or British Pounds (“GBP”). Endurance’s reporting currency is USD. Fluctuations in currency exchange rates can cause material shifts in loss development. To reduce distortions caused by such fluctuations, data in the triangles have been restated using the year end 2014 rate of exchange of 1.55925 USD to GBP.

Some (re)insurance contracts and policies contain provisions resulting in a variation of the premium or acquisition expenses as a result of loss experience under the contract or policy. Within the analysis, estimated reinstatement premiums are included in the premium totals.

Intercompany reinsurance transactions have not been reflected in the triangles.

The loss development triangles are presented on the basis of applying reinsurance accounting to all Endurance’s business and do not reflect any adjustments that may be required for financial reporting purposes to comply with Accounting Standards Certification Topic 340 Subtopic 30 “Other Assets and Deferred Cost Insurance Contracts that do not Transfer Risk” as highlighted in the reconciliation to GAAP reserves in Section VI of this document.

Earned Premium

The earned premium triangle includes the calendar year changes in accident year earned premium due to premium adjustments. For financial reporting purposes, the premium adjustments are recognized in the calendar year they were determined. For actuarial reserving purposes, these premium adjustments are allocated to the accident year or years based on the initial policy or treaty to which the adjustment belongs. For example, if a premium adjustment is recognized in calendar year 2014 from a policy written and exposures earned in 2010, the additional premium is recognized in the 2014 calendar year for financial reporting purposes. However, for reserving purposes, the premium is allocated to the years in which the premium for the 2010 treaty was originally earned. As a result, the information provided herein may differ materially from that presented in Endurance’s financial statements.

Ultimate Loss and ALAE Ratio

The ultimate loss and ALAE ratio triangle shows the year to year changes in the ratio of all expected settlement amounts, whether paid or reserved, together with any associated settlement expenses to earned premium. The ultimate loss and ALAE ratio is presented to show the relationship between management’s best estimate of expected ultimate losses and ALAE and the associated premiums that were received by Endurance to assume the risks related to those losses. Ultimate losses and ALAE within an accident year are subject to many factors that impact the recorded value of such losses (such as favorable/adverse claims emergence, frequency/severity trends, inflation, methodology changes, foreign exchange fluctuations, and premium adjustments

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

from prior accident periods). Endurance distributes earned premium from premium adjustments to the appropriate accident year in its reserving process, so changes in booked ultimate losses can occur solely due to these premium changes. Because of this, the triangle of ultimate loss & ALAE ratios essentially removes the effect of changes in premium from the loss estimates. At any point (maturity) in the triangle, management’s best estimate of booked ultimate loss and ALAE estimate is the product of the corresponding accident year earned premium and ultimate loss and ALAE ratio.

Ultimate Loss and ALAE

The triangle of ultimate loss and ALAE is derived by multiplying the most recent accident year earned premium (the last Diagonal of the earned premium triangle) by the historical accident year ultimate loss and ALAE ratio as presented in their respective triangles. This presentation removes the effect of premium adjustments from the development of ultimate losses, and provides a better picture of the changes occurring to the true accident year ultimate loss and ALAE. Reconciliation to Endurance’s GAAP financial statements is included in Section VI of this report.

Ultimate Loss Emergence

The triangle of ultimate loss emergence is calculated by taking the difference of corresponding cells in the ultimate loss and ALAE triangle. For example, using the consolidated triangles, the change in ultimate loss from 12-24 month maturity for the 2010 accident year is derived by subtracting the ultimate loss & ALAE at the 12 month maturity for the 2010 accident year from the ultimate loss & ALAE at the 24 month maturity for the same accident year. The full calendar year emergence is represented by the total of any given diagonal (excluding the loss emergence within the first 12 months of an accident year), and is also shown as an additional row at the bottom of the triangle.

Global Loss Triangle Classes

Triangles are provided in 17 classes: 7 for the Insurance segment and 10 for the Reinsurance segment. The classes are based on the loss development characteristics for the lines of business represented by the exposures in a given triangle class (motor, workers’ compensation, property, etc.), as well as differences in the underlying business, as evidenced by the separate insurance casualty classes. It is important to note that for the Reinsurance classes, there is no differentiation between proportional and non-proportional business that could have different loss emergence patterns. The 17 triangle classes included in this report are listed below:

Insurance Segment Loss Triangle Classes

•	Agriculture (Insurance Agriculture)

•	High Attaching Excess of Loss Casualty (Insurance Casualty and Other Specialty)

•	United States Sourced Casualty (Insurance Casualty and Other Specialty)

•	Workers’ Compensation (Insurance Casualty and Other Specialty)

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

•	Professional Lines (Insurance Professional Lines)

•	International Sourced Property & Energy (Insurance Property, Marine and Energy)

•	United States Sourced Property & Marine (Insurance Property, Marine and Energy)

Reinsurance Segment Loss Triangle Classes

•	Catastrophe (Reinsurance Catastrophe)

•	Property (Reinsurance Property)

•	Casualty Motor (Reinsurance Casualty)

•	Casualty Other (Reinsurance Casualty)

•	Workers’ Compensation (Reinsurance Casualty)

•	Professional Liability (Reinsurance Professional)

•	Aerospace & Marine (Reinsurance Other Specialty)

•	Agriculture (Reinsurance Other Specialty)

•	Surety & Trade Credit (Reinsurance Other Specialty)

•	Other Specialty-Miscellaneous (Reinsurance Other Specialty)

Further detail of the types of business contained in each class is provided in Section IV of this document. In the upper left hand label of each triangle (excluding the one combined triangle class), a mapping of that triangle’s classes to the reserve categories disclosed in the Company’s Annual Report on Form 10-K is included.

Accident Year Loss Allocation

Many proportional reinsurance contracts are submitted using quarterly bordereau reporting by underwriting year with a supplemental listing of large losses. As a result, a two-step allocation process was utilized to allocate these losses to accident year. The first step is to identify large losses and place them in the corresponding accident year as reported on a large loss listing. The second step is to allocate the remaining losses to particular accident years based on selected payment and reporting patterns applied to the earning of the underlying exposures, which in many instances is premium. To the extent management’s assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Large Losses and Other Adjustments

The triangles are unadjusted with respect to large losses and catastrophic losses, including losses related to the 2004, 2005, 2008, 2011, and 2012 catastrophes. The loss amounts are gross of any retrocession recoveries. The premium data is gross of any retrocession recoveries and includes any reinstatement premiums associated with the loss events.

Business Not Included

No business has been excluded from the analysis.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

Discounting

The losses and IBNR stated in the triangles do not include a provision to reflect the time value of money.

Maturity of Triangle Periods

Since Endurance was formed in late 2001, underwriting data is available only for periods beginning 2001 or subsequent. For many lines of business, even less data is available as those lines were added more recently. For the business lines with sparse or limited data presented, there is an additional amount of uncertainty in the estimated ultimate loss and LAE and actual loss experience could differ materially from the estimated ultimate loss amount.

Definitions

To assist the reader, several key definitions are highlighted below.

Accident Year means the year in which the event occurred that triggered a claim to Endurance. All years referred to are years ending December 31st.

Additional Case Reserves or ACRs are amounts that are held in addition to Case Reserves that result from Endurance’s claims professionals determining that the established Case Reserves (which are often established by ceding companies or third parties) are expected to be insufficient to meet the expected future settlement amounts.

Additional Event Reserves are amounts that are held in respect of known events that are expected to give rise to future settlements but at the time of being established, not enough is known to allocate them to specific (re)-insureds.

Allocated Loss Adjustment Expense or ALAE is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors and legal experts.

Case Incurred Loss and ALAE is the sum of Paid Losses and ALAE, plus Case Reserves and any Additional Case Reserves.

Case Reserves are amounts set aside in relation to claims that have been made but not yet been paid and represent an assessment of the remaining amount to be paid in respect of each notified claim.

Ceded Claims are those amounts Endurance received or expects to receive from third party reinsurers to whom Endurance ceded premiums.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

Ceded Premiums are those premiums paid by Endurance to third party reinsurers.

Diagonals in the triangle from bottom left to top right represent evaluation dates. For example, the last diagonal in our published triangles shows the position of each Accident Year as at December 31, 2014.

Earned Premium is the amount of policy premiums allocated between Accident Years in accordance with the assumed incidence of risk.

FCIC is the U.S. Federal Crop Insurance Corporation, the government reinsurer of multi-peril crop insurance underwritten by Endurance’s agriculture insurance subsidiary.

Gross Premiums and Gross Losses are shown before the impact of any third party outwards reinsurance that Endurance purchases.

IBNR means incurred but not reported reserve. IBNR reserves represent a provision for claims that have been incurred but not yet reported to the Company, as well as future loss development on losses already reported in excess of the Case Reserves and Additional Case Reserves. In this presentation, Additional Event Reserves are included within IBNR. Endurance’s process for establishing IBNR is discussed further in Section V of this document.

Loss Adjustment Expense or LAE is expense incurred in settling the claim. LAE includes the costs of third party loss assessors or legal experts and the cost of internal time necessary to settle a claim. LAE is the sum of ALAE and ULAE.

Maturity is measured in months from the start of the Accident Year.

Net means the retained portion of premiums written or losses paid and incurred. Net Premium equals Gross Premium less Ceded Premium and Net Losses equals Gross Losses less Ceded Losses.

Paid Losses are claim amounts paid to insureds or ceding companies.

Report Year / Claims Made Year refers to the year in which a claim is reported to Endurance. All years referred to are years ending December 31st.

Triangle is a cross tabulation of data usually showing financial quantities in respect of periods of exposure (e.g. Accident Years), each evaluated at regular intervals (maturities).

Unallocated Loss Adjustment Expense or ULAE is an assessment of the internal expenses required to settle the current claims.

Ultimate Loss and LAE are the total of all expected settlement amounts, whether paid or reserved together with any associated settlement expenses and is the estimated total amount of

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

loss at the measurement date. For the purposes of this report, Ultimate Loss & LAE is calculated by adding: Paid Loss & ALAE, Case Reserves, Additional Case Reserves, IBNR (inclusive of Additional Event Reserves), Paid ULAE, and ULAE Reserves.

Ultimate Loss and LAE Ratio is the ratio of Ultimate Loss and LAE amounts to Earned Premium, which shows the relationship between expected losses and the associated premiums that are received related to those losses.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

IV. TRIANGLE CLASS DETAILS

a) Insurance Agriculture – Agriculture

The agriculture insurance triangle class is comprised of multi-peril crop insurance (a business that interacts heavily with the U.S. federal government’s crop reinsurance program), crop hail, livestock risk protection and other agriculture risk management products. The protections offered provide coverage for yield and revenue losses resulting from weather related perils, such as drought and hail, as well as losses stemming from commodity price movements. The majority of this triangle class is multi-peril crop insurance.

b) Insurance Casualty and Other Specialty - High Attaching Excess of Loss Casualty

The high attaching excess of loss casualty insurance triangle class represents two of the three commercial casualty insurance businesses underwritten by Endurance’s Bermuda operating subsidiary. The Healthcare Liability Insurance book comprises approximately 54% of the inception to date gross earned premium for this triangle group, while the Excess Casualty Insurance book comprises the remaining 46%. The businesses are as follows:

Healthcare Liability Insurance – Third party excess liability coverage for hospitals in the United States written on both a direct insurance basis and as reinsurance to captive insurance companies. Clients are predominantly multi-hospital systems, academic medical centers and specialty hospitals such as pediatric hospitals.

Excess Casualty Insurance – Third-party excess liability coverage for a wide range of industry groups. Clients are typically Fortune 1000 companies in a variety of industries, including but not limited to chemical manufacturers; medical products; pharmaceuticals; construction, including home builders and owner controlled insurance programs; transportation, including commuter and freight rail, and trucking; premises exposures; and manufacturing. Approximately 56% of the inception to date earned premium for this business was written on claims made or occurrence reported forms. Business written on these forms typically have faster development than similar business written on the more standard occurrence forms, which are used for most excess casualty insurance written in the United States. Section V provides more detail concerning this matter.

c) Insurance Casualty and Other Specialty – United States Sourced Casualty

The United States sourced casualty insurance triangle class comprises U.S. commercial liability insurance underwritten by certain of Endurance’s U.S. insurance operating subsidiaries. The largest product in this triangle class based upon gross earned premium is excess casualty, with the remainder comprising primary casualty, contract binding operations, healthcare liability, and surety bond. The inception to date gross earned premium for this triangle class can be broken down approximately as follows: excess casualty 50%, primary casualty 22%, contract binding operations 16%, healthcare 9%, and surety 3%.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

Excess Casualty Insurance – Endurance’s United States sourced excess casualty product targets clients, typically below the Fortune 500 level, that include contractors, manufacturers, real estate, financial institutions, transportation, and public entities. Participations are generally on the second or third excess of loss layers. In 2013, Endurance added E&S excess liability coverage through a network of appointed wholesale brokers across a broad spectrum of industries, from construction to manufacturing and retail.

Primary Casualty Insurance – This business unit typically provides general liability coverage for middle market commercial exposures.

Contract Binding Operations – This business unit provides property and general liability coverages for small to medium-sized risks through a binding authority surplus lines agency network across the United States. Only the casualty exposures are included in this triangle class.

Healthcare Liability Insurance – The healthcare liability business unit provides a range of specialized excess professional liability products to community based hospitals as well as large physicians’ groups.

Surety Bond – The surety bond business unit provides a range of surety products to general, trade and heavy contractors.

d) Insurance Casualty and Other Specialty – Workers’ Compensation

The workers’ compensation insurance triangle class was primarily ground up workers’ compensation insurance in niche markets in California. Target clients were small and medium sized businesses that were written through local production sources utilizing web-based systems.

The Company exited the California workers’ compensation insurance business during the first quarter of 2009.

e) Insurance Professional Lines – Professional Lines

The professional liability insurance triangle class includes directors & officers liability, errors & omissions, employment practice liability, fiduciary liability, fidelity, and pollution liability business underwritten by Endurance’s Bermuda and United States subsidiaries. This class is comprised of four business units:

Commercial Management Liability - This business unit provides a full complement of management and professional liability products, including director & officers liability and employment practices liability coverage, for large to mid-sized companies, professional firms and healthcare systems.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

Financial Institutions – This business unit writes a wide range of specialized insurance solutions for banks, insurance companies, hedge funds, private equity funds, investment advisors, mutual funds, and other financial services companies.

Endurance Pro – This business unit insures a wide range of professional lines exposures throughout the U.S. with a focus on law firms, insurance organizations, technology services, architect and engineering firms, securities broker/dealers and miscellaneous classes.

Pollution Liability Insurance – The pollution liability business unit provides general liability, contractor’s pollution liability, and professional liability coverage for environmental engineers and contractors throughout the U.S. A smaller portion of this book provides site pollution coverage.

f) Insurance Property, Marine and Energy – International Sourced Property and Energy

This triangle class includes the commercial property insurance and facultative reinsurance business underwritten by Endurance’s Bermuda and U.K. operating subsidiaries. Also, this triangle class includes energy insurance, which the Company commenced writing through its U.K. subsidiary in 2014. The Company ceased underwriting property insurance in its Bermuda subsidiary in 2006. The growth of this business in 2014 is due to the commencement of Endurance’s U.K. based Global Property and Energy businesses.

g) Insurance Property, Marine and Energy – United States Sourced Property and Marine

The United States sourced property insurance triangle class includes Property E&S, Commercial Property, Inland Marine, Ocean Marine, and the Contract Binding Operation businesses underwritten by Endurance’s U.S. insurance operating subsidiaries.

Prior to 2014, approximately 80% of the inception to date gross earned premium for this triangle class covered named peril catastrophe protection and difference in conditions coverage for earthquake, wind and flood for commercial occupancies throughout the United States. In 2014, that business comprised approximately 50% of the gross earned premium.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

h) Reinsurance Catastrophe – Catastrophe

The catastrophe reinsurance triangle class includes property and workers’ compensation catastrophe reinsurance, which are described in more detail below:

Endurance’s property catastrophe business reinsures ceding company clients’ exposures to catastrophic events such as tropical cyclones including hurricanes and typhoons, earthquakes and tsunamis, floods, thunderstorms including tornados and hailstorms, fire, as well as terror attacks on a treaty basis. Coverage typically applies only when a catastrophic event impacts more than one risk or insured. Endurance has established a worldwide portfolio of reinsurance contracts, including coverage in the Americas, Europe, Africa, Asia, and Oceania. Endurance reinsures predominantly on an indemnity excess of loss basis, although Endurance also provides pro rata coverage for certain types of events primarily related to catastrophes. In addition, coverage can be based on either an industry loss or physical trigger basis. This business is underwritten in the Company’s Bermuda and U.K. subsidiaries and its Singapore and Zurich branches.

Endurance’s workers’ compensation catastrophe reinsurance consists of the reinsurance of U.S. workers’ compensation writers against multi-life events. The major exposures are earthquake, transport, explosion, and terrorism related losses. This business is underwritten in our Bermuda operating subsidiary.

i) Reinsurance Property – Property

The property reinsurance triangle class contains international and U.S. per risk excess of loss and proportional treaty business underwritten in Endurance’s U.S. and U.K. subsidiaries and its Singapore and Zurich branches.

Endurance’s property per risk treaty reinsurance covers portfolios of individual property risks such as buildings, contents, equipment and business interruption that are protected by primary insurers. These risks are assumed on a treaty basis. Endurance underwrites personal, commercial and industrial lines, but the years shown in this report are predominantly commercial and industrial exposures. Endurance underwrites pro rata of primary, pro rata of excess and traditional excess of loss business. All excess of loss agreements have risk limits in place and, with a limited number of exceptions; all treaties either have occurrence limits or limited reinstatement rights.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

j) Reinsurance Casualty – Casualty Motor

The casualty motor reinsurance triangle class includes treaty reinsurance of U.S. and international ceding companies underwriting motor business. Since accident year 2009, the international business is comprised largely of excess of loss protections. The U.S. business is a mix of proportional and excess of loss coverages. For both the international and U.S. books, the exposure is largely third party liability. This business is underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches. Accident year loss ratios for 2009 to 2013 were impacted by UK motor excess of loss business, which had exposure to an increase in periodic payment order claims. In mid-year 2013, the Company ceased writing UK Motor excess of loss business.

k) Reinsurance Casualty – Casualty Other

The casualty other reinsurance triangle class includes third party liability exposures from ceding companies on a treaty basis and comprises most casualty exposures including, general liability, public liability, products liability, umbrella, clash, warranty, excess casualty and political risk. This triangle class includes both frequency and severity-exposed contracts covering risk underwritten on both an occurrence and claims made basis. This business is underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches.

l) Reinsurance Casualty – Workers’ Compensation

The workers’ compensation reinsurance triangle class includes coverage provided in niche markets in the United States. Endurance writes traditional working layer workers’ compensation reinsurance on either an excess of loss or a proportional basis. Coverage is typically provided on a per person/per occurrence basis. Approximately 90% of the gross premium for this class was earned prior to 2008 and that business was largely comprised of ground up exposures reinsured on a pro-rata basis. The vast majority of this business was underwritten in our U.S. subsidiary, with a small portion written in our Bermuda operating subsidiary.

m) Reinsurance Casualty – Professional Liability

The professional liability reinsurance triangle class contains the reinsurance treaties covering the following classes of business: directors & officers liability, errors & omissions, employment practices liability, fidelity, medical malpractice, and fiduciary liability for commercial and financial institutions. The underlying business is written almost exclusively on a claims made basis. Business in this triangle class is written on either an excess of loss or a proportional basis. The vast majority of this business was underwritten in our U.S. subsidiary, but a portion of this business was written in our Bermuda and U.K. subsidiaries as well as by our Zurich branch.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

n) Reinsurance Other Specialty – Aerospace & Marine

Endurance’s aerospace & marine reinsurance triangle class includes proportional and non-proportional treaty reinsurance for airline hull and liability, aircraft manufacturers’ products liability and general aviation risks. Also included in this triangle class is proportional treaty reinsurance for satellite launch and in-orbit coverage.

The marine products included in the aerospace and marine reinsurance triangle class contain a wide range of marine and energy business underwritten on both a proportional and non-proportional basis by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches.

o) Reinsurance Other Specialty – Agriculture

Endurance’s agriculture reinsurance products specialize in risks associated with the production of food and fiber on a global basis underwritten through traditional treaty reinsurance, proportional and aggregate stop loss, as well as custom risk transfer mechanisms. The protections offered provide coverage for yield and revenue losses resulting from weather related perils such as drought and hail as well as losses stemming from commodity price movements.

In 2007 and prior, this class was comprised entirely of business written in our U.S. subsidiary. Starting in 2008, the Company commenced underwriting in its U.K. operating subsidiary. In 2014, the business was underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches.

p) Reinsurance Other Specialty – Surety and Trade Credit

The surety and trade credit reinsurance triangle class is largely comprised of U.S. surety programs established on either a direct or brokered basis. Reinsured products include contract surety, commercial surety, and fidelity. Endurance’s business partners in connection with these products include national account writers, regional companies and specialty operations. Endurance underwrites surety reinsurance on both a proportional and excess of loss basis. Endurance’s surety reinsurance business is underwritten in our U.S. subsidiary.

The Company’s trade credit and surety, and political risk reinsurance business is underwritten in its Zurich branch. A small amount of this business is also written in the Bermuda and U.K. operating subsidiaries and the Singapore branch.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

q) Reinsurance Other Specialty – Miscellaneous

This triangle class includes a wide variety of personal accident, political risk, fidelity, surety, warranty, and mortgage insurance. This business was predominantly written in the Company’s Bermuda, U.S. and U.K. subsidiaries. The political risk and surety business included in this triangle class were written prior to the 2012 inception of the Company’s Zurich based trade credit and surety business.

For accident years 2004 and prior, this class included a substantial amount of excess liability and excess workers compensation business written by the Company’s Self Insured Risk business. That operation ceased writing business in 2003; consequently, the loss development patterns indicated for accident years 2004 and prior are not appropriate for estimating ultimate losses for accident years 2005 and later.

V. OVERVIEW OF RESERVING METHODOLOGY

In order to estimate Endurance’s reserve for losses and loss expenses, management uses information either (i) developed from internal or independent external sources, or (ii) pricing information created by Endurance or provided to Endurance by insureds, reinsureds, and brokers at the time individual contracts and policies are bound. In addition, management uses commercially available risk analysis models, contract by contract review by our underwriting teams and to a limited extent, overall market share assumptions to estimate our loss and loss expense reserves related to specific loss events. When the applicable information has been obtained, Endurance uses a variety of actuarial methods to estimate the ultimate losses and loss expenses incurred by Endurance in connection with business it has underwritten and thus, the applicable reserve for losses and loss expenses.

While management does not at this time include an explicit or implicit provision for uncertainty in its reserve for losses and loss expenses, certain of Endurance’s business lines are by their nature subject to additional uncertainties, including Endurance’s casualty, professional, property, catastrophe, and other specialty lines in the Reinsurance business segment and Endurance’s casualty and professional lines in the Insurance business segment, which are discussed in detail above. In addition, Endurance’s Reinsurance business segment is subject to additional factors which add to the uncertainty of estimating loss and loss expense reserves. Time lags in the reporting of losses can also introduce further ambiguity to the process of estimating loss and loss expense reserves.

Certain aspects of Endurance’s casualty and professional lines in the Reinsurance business segment and the casualty and professional lines in the Insurance business segment complicate the process of estimating loss reserves. These include the lack of long-term historical data for losses of the same type intended to be covered by the policies and contracts written by Endurance, and the expectation that a portion of losses in excess of Endurance’s attachment levels in many of its contracts will be low in frequency and high in severity, limiting the usefulness of claims

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

experience of other insurers and reinsurers for similar claims. In addition, a portion of Endurance’s casualty line in its Insurance business segment that is underwritten in Bermuda includes policy forms that vary from more traditional policy forms. The primary difference in the casualty policy form used by Endurance’s Bermuda subsidiary from more traditional policy forms relates to the coverage being provided on an occurrence reported basis instead of the typical occurrence or claims-made basis used in traditional policy forms. The occurrence reported policy forms typically cover occurrences causing unexpected and unintended personal injury or property damage to third parties arising from events or conditions that commence at or subsequent to an inception date and prior to the expiration of the policy, provided that proper notice is given during the term of the policy or the discovery period.

The inherent uncertainty of estimating Endurance’s loss and loss expense reserves for its Reinsurance business segment can be greater principally due to the following:

(i)	the lag between the time claims are reported to the ceding company and the time they are reported through one or more reinsurance broker intermediaries to Endurance;

(ii)	the differing reserving practices among ceding companies;

(iii)	the diversity of loss development patterns among different types of reinsurance treaties or contracts; and

(iv)	Endurance’s need to rely on its ceding companies for loss information.

In addition to the factors creating uncertainty in Endurance’s estimate of loss and loss expense reserves, Endurance’s estimated reserve for losses and loss expenses can change over time because of unexpected changes in the external environment. Potential changing external factors include:

•	changes in the inflation rate for goods and services related to the covered damages;

•	changes in the general economic environment that could cause unanticipated changes in claim frequency or severity;

•	changes in the litigation environment regarding the representation of plaintiffs and potential plaintiffs;

•	changes in the judicial and/or arbitration environment regarding the interpretation of policy and contract provisions relating to the determination of coverage and/or the amount of damages awarded for certain types of claims;

•	changes in the social environment regarding the general attitude of juries in the determination of liability and damages;

•	changes in the legislative environment regarding the definition of damages;

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

•	new types of injuries caused by new types of injurious activities or exposures; and

•	in the case of assumed reinsurance, changes in ceding company case reserving and reporting patterns.

Endurance’s estimates of reserves for losses and loss expenses can also change over time because of changes in internal company operations. Potential changing internal factors include:

•	alterations in claims handling procedures;

•	growth in new lines of business where exposure and loss development patterns are not well established; or

•	changes in the quality of risk selection or pricing in the underwriting process.

Due to the inherent complexity of the assumptions used in establishing Endurance’s loss and loss expense reserve estimates, final claim settlements made by Endurance may vary significantly from the present estimates, particularly when those settlements may not occur until well into the future.

For a more detailed discussion of the Company’s reserving methodology and an analysis of the potential variability in reserves for losses and loss expenses, please see the Company’s most recent Annual Report on Form 10-K as filed with the SEC.

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

VI. RECONCILIATIONS

Reconciliation of Gross Unpaid Loss and LAE

The following table reconciles the reserves for losses and loss expenses as of December 31, 2014 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserves for losses and loss expenses published in the triangles (all amounts in millions of U.S. dollars, on a gross basis):

Consolidated triangles unpaid loss and LAE	$3,863.8

Deposit accounting reserves	(15.3)

Impact of audit premium provision	(4.5)

Foreign exchange and other	2.8

Adjusted unpaid loss and LAE	$3,846.9

Reserves for losses and loss expenses
Per December 31, 2014 GAAP Financial Statements	$3,846.9

Endurance Specialty Holdings Ltd.

2014 Global Loss Triangles

Reconciliation of Calendar Year Loss Emergence

The following table reconciles the calendar year 2014 development of losses and loss adjustment expenses as of December 31, 2014 as reported in Endurance’s financial statements prepared in accordance with GAAP to the development of losses and loss adjustment expenses published in the triangles (all amounts in millions of U.S. dollars).

Calendar year gross loss & ALAE emergence per triangles	($232.3)

Plus calendar year emergence on ULAE	0.0

Plus emergence on contracts subject to deposit accounting	(0.4)

Plus misc. emergence due to foreign exchange & other*	9.5

Plus favorable emergence on ceded loss & LAE	(10.6)

Adjusted Calendar Year Emergence	($233.8)

Calendar Year Emergence per December 31, 2014
GAAP Financial Statements	($233.8)

Please note that the negative amount above indicates favorable development on prior year losses.

*	A majority of the miscellaneous effect is due to the impact of premium adjustments and the level of aggregation used to compute the prior year development within the global loss triangles.

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Consolidated Total Consolidated Total	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	3,349,309	1,195,097	33,573	4,334	90,220	1,180	1,922	1,326,326	40%
2005	1,800,098	1,565,961	50,853	3,229	48,601	3,140	1,582	1,673,366	93%
2006	1,897,426	645,176	42,897	2,600	55,835	2,337	1,886	750,732	40%
2007	1,772,718	740,582	42,040	6,500	72,137	11,162	2,687	875,106	49%
2008	2,172,191	1,387,722	103,480	3,512	97,902	20,512	4,104	1,617,231	74%
2009	2,089,124	1,030,648	76,046	7,022	126,869	18,723	4,637	1,263,946	61%
2010	2,034,889	835,246	73,003	9,776	182,980	15,299	5,961	1,122,266	55%
2011	2,381,470	1,979,068	177,342	12,787	241,221	14,608	10,004	2,435,030	102%
2012	2,499,642	1,670,819	158,006	13,640	344,264	7,852	12,477	2,207,058	88%
2013	2,632,716	1,464,355	195,668	11,865	418,647	3,832	14,508	2,108,875	80%
2014	2,646,580	669,577	377,152	15,661	684,311	1,986	20,064	1,768,750	67%

Total	25,276,164	13,184,250	1,330,061	90,926	2,362,986	100,630	79,832	17,148,686	68%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	47,376	10,784	9	—	162	—	—	10,955	23%
2005	28,530	14,144	339	—	951	—	—	15,434	54%
2006	117,886	26,229	4,008	—	4,575	—	—	34,812	30%
2007	203,306	37,466	2,215	—	8,677	—	—	48,359	24%
2008	423,623	306,389	518	—	9,441	—	—	316,348	75%
2009	436,976	291,898	9,988	—	20,645	—	—	322,531	74%
2010	308,155	92,977	6,160	—	28,465	—	—	127,602	41%
2011	440,139	624,331	21,671	102	48,018	—	—	694,121	158%
2012	504,356	646,311	5,620	590	66,622	—	—	719,143	143%
2013	597,755	626,672	6,942	793	74,463	—	—	708,870	119%
2014	787,437	232,394	154,810	1,143	194,396	—	—	582,743	74%

Total	3,895,538	2,909,595	212,280	2,628	456,414	—	—	3,580,917	92%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	3,301,933	1,184,313	33,564	4,334	90,058	1,180	1,922	1,315,371	40%
2005	1,771,568	1,551,817	50,513	3,229	47,650	3,140	1,582	1,657,932	94%
2006	1,779,540	618,948	38,889	2,600	51,260	2,337	1,886	715,920	40%
2007	1,569,412	703,116	39,824	6,500	63,459	11,162	2,687	826,748	53%
2008	1,748,568	1,081,333	102,962	3,512	88,461	20,512	4,104	1,300,884	74%
2009	1,652,148	738,750	66,059	7,022	106,225	18,723	4,637	941,415	57%
2010	1,726,733	742,269	66,843	9,776	154,516	15,299	5,961	994,663	58%
2011	1,941,331	1,354,737	155,671	12,686	193,203	14,608	10,004	1,740,909	90%
2012	1,995,286	1,024,508	152,386	13,050	277,642	7,852	12,477	1,487,915	75%
2013	2,034,961	837,683	188,726	11,072	344,183	3,832	14,508	1,400,005	69%
2014	1,859,143	437,183	222,343	14,517	489,915	1,986	20,064	1,186,008	64%

Total	21,380,626	10,274,655	1,117,781	88,298	1,906,572	100,630	79,832	13,567,769	63%

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 1, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Consolidated Total Consolidated Total	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	350,124	653,085	814,303	933,724	1,011,163	1,069,741	1,117,646	1,148,960	1,179,541	1,189,504	1,195,097
2005	298,559	867,778	1,190,905	1,348,785	1,442,660	1,490,896	1,510,733	1,532,508	1,556,057	1,565,961
2006	65,129	307,392	411,360	493,034	543,713	577,660	617,277	632,098	645,176
2007	71,941	315,707	413,144	558,610	622,879	674,553	706,402	740,582
2008	489,780	933,342	1,075,658	1,150,134	1,223,609	1,326,190	1,387,722
2009	467,575	732,924	832,127	891,517	985,899	1,030,648
2010	291,767	551,023	651,696	768,193	835,246
2011	1,179,888	1,680,121	1,878,034	1,979,068
2012	919,957	1,579,370	1,670,819
2013	924,820	1,464,355
2014	669,577

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	712,531	1,011,010	1,111,277	1,157,579	1,191,436	1,209,718	1,201,659	1,220,515	1,230,215	1,238,580	1,233,004
2005	960,353	1,447,131	1,530,845	1,590,759	1,624,726	1,599,463	1,602,754	1,608,095	1,615,165	1,620,043
2006	202,828	461,732	530,933	586,539	622,300	671,633	675,161	675,255	690,673
2007	205,858	501,018	619,995	693,530	732,355	768,792	780,777	789,121
2008	953,304	1,125,632	1,284,945	1,364,803	1,423,906	1,456,949	1,494,714
2009	748,530	894,113	942,737	1,003,367	1,085,436	1,113,717
2010	545,139	752,362	829,652	891,278	918,025
2011	1,701,471	1,989,915	2,103,185	2,169,197
2012	1,596,315	1,801,097	1,842,465
2013	1,381,498	1,671,888
2014	1,062,390

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	1,864,378	1,711,641	1,604,954	1,583,778	1,535,584	1,492,721	1,417,535	1,400,475	1,356,248	1,336,596	1,323,224
2005	1,837,084	1,907,124	1,836,212	1,807,157	1,793,368	1,740,901	1,714,157	1,689,142	1,680,666	1,668,643
2006	965,780	907,905	859,933	831,793	810,313	805,958	776,903	749,465	746,508
2007	963,686	956,078	954,410	937,127	911,603	915,343	872,757	861,258
2008	1,644,771	1,542,139	1,605,464	1,600,535	1,604,358	1,576,674	1,592,616
2009	1,344,898	1,318,509	1,263,295	1,263,323	1,260,979	1,240,586
2010	1,302,216	1,210,279	1,169,315	1,139,603	1,101,005
2011	2,467,422	2,453,708	2,467,222	2,410,411
2012	2,349,339	2,260,692	2,186,729
2013	2,133,134	2,090,535
2014	1,746,701

Diagonals as of 12/31

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 1, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Consolidated Total Consolidated Total	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	56.4%	51.8%	48.6%	47.3%	45.9%	44.6%	42.3%	41.8%	40.5%	39.9%	39.5%
2005	100.0%	103.7%	102.4%	100.8%	99.9%	96.9%	95.4%	94.0%	93.5%	92.7%
2006	51.9%	47.9%	45.4%	44.0%	42.9%	42.7%	41.1%	39.7%	39.3%
2007	54.1%	53.5%	53.2%	52.5%	51.2%	51.4%	49.5%	48.6%
2008	75.8%	71.0%	73.8%	73.6%	73.7%	72.9%	73.3%
2009	64.4%	63.0%	60.6%	60.6%	60.6%	59.4%
2010	63.9%	59.5%	57.6%	56.2%	54.1%
2011	104.1%	103.6%	103.7%	101.2%
2012	94.2%	90.6%	87.5%
2013	81.4%	79.4%
2014	66.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	3,313,265	3,348,753	3,344,346	3,347,720	3,347,676	3,349,959	3,350,981	3,350,519	3,350,810	3,350,673	3,349,309
2005	1,781,298	1,797,609	1,801,270	1,802,615	1,804,224	1,800,145	1,799,721	1,800,059	1,798,999	1,800,098
2006	1,851,598	1,887,590	1,894,546	1,897,423	1,896,554	1,895,972	1,896,417	1,896,634	1,897,426
2007	1,762,859	1,765,402	1,760,824	1,761,970	1,762,351	1,763,212	1,772,240	1,772,718
2008	2,149,688	2,137,889	2,137,700	2,149,815	2,149,877	2,171,854	2,172,191
2009	2,050,045	2,054,452	2,055,502	2,055,411	2,089,027	2,089,124
2010	1,996,733	2,003,460	2,001,349	2,033,431	2,034,889
2011	2,345,986	2,356,735	2,378,364	2,381,470
2012	2,462,533	2,492,996	2,499,642
2013	2,599,623	2,632,716
2014	2,646,580

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	1,864,378	(152,737)	(106,686)	(21,176)	(48,194)	(42,864)	(75,186)	(17,059)	(44,227)	(19,652)	(13,372)	(541,154)
2005	1,837,084	70,039	(70,912)	(29,055)	(13,789)	(52,467)	(26,744)	(25,015)	(8,475)	(12,023)		(168,441)
2006	965,780	(57,875)	(47,972)	(28,140)	(21,480)	(4,355)	(29,055)	(27,438)	(2,957)			(219,272)
2007	963,686	(7,608)	(1,668)	(17,283)	(25,525)	3,740	(42,587)	(11,499)				(102,429)
2008	1,644,771	(102,632)	63,325	(4,928)	3,823	(27,684)	15,942					(52,155)
2009	1,344,898	(26,389)	(55,214)	28	(2,344)	(20,393)						(104,311)
2010	1,302,216	(91,937)	(40,963)	(29,712)	(38,598)							(201,211)
2011	2,467,422	(13,713)	13,513	(56,810)								(57,011)
2012	2,349,339	(88,646)	(73,963)									(162,610)
2013	2,133,134	(42,599)										(42,599)
2014	1,746,701

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(152,737)	(36,647)	(149,963)	(132,829)	(189,093)	(129,479)	(225,763)	(145,382)	(233,026)	(256,273)	(1,651,192)

Diagonals as of 12/31

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 1, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Agriculture Insurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	13,413	—	—	—	—	—	—	—	0%
2008	610,185	592,474	—	—	—	—	—	592,474	97%
2009	599,813	530,026	—	—	—	—	—	530,026	88%
2010	564,234	336,025	—	—	—	—	—	336,025	60%
2011	847,048	1,105,662	—	—	130	—	—	1,105,792	131%
2012	885,139	1,200,934	99	—	3,113	—	—	1,204,146	136%
2013	966,095	1,178,587	427	—	3,826	—	—	1,182,840	122%
2014	873,555	580,281	222,045	—	65,552	—	—	867,877	99%

Total	5,359,483	5,523,989	222,570	—	72,621	—	—	5,819,180	109%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	7,725	—	—	—	—	—	—	—	0%
2008	253,728	278,640	—	—	—	—	—	278,640	110%
2009	268,099	248,661	—	—	—	—	—	248,661	93%
2010	166,349	56,017	—	—	—	—	—	56,017	34%
2011	282,434	597,744	—	—	117	—	—	597,862	212%
2012	336,266	628,049	79	—	2,642	—	—	630,770	188%
2013	392,557	616,541	255	—	2,887	—	—	619,683	158%
2014	402,153	228,078	144,969	—	43,154	—	—	416,201	103%

Total	2,109,311	2,653,730	145,304	—	48,800	—	—	2,847,834	135%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	5,688	—	—	—	—	—	—	—	0%
2008	356,458	313,834	—	—	—	—	—	313,834	88%
2009	331,714	281,365	—	—	—	—	—	281,365	85%
2010	397,885	280,008	—	—	—	—	—	280,008	70%
2011	564,614	507,918	—	—	12	—	—	507,930	90%
2012	548,873	572,885	20	—	471	—	—	573,376	104%
2013	573,537	562,046	172	—	939	—	—	563,157	98%
2014	471,402	352,202	77,075	—	22,398	—	—	451,676	96%

Total	3,250,172	2,870,259	77,267	—	23,821	—	—	2,971,346	91%

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 2, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Agriculture Insurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	28	505	1,467	13,216	—	—	—	—
2008	339,001	587,514	597,530	592,317	592,425	592,474	592,474
2009	402,835	523,951	528,783	530,388	530,026	530,026
2010	222,620	334,129	334,744	334,438	336,025
2011	897,889	1,101,196	1,103,651	1,105,662
2012	788,015	1,213,199	1,200,934
2013	834,238	1,178,587
2014	580,281

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	75	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	163	—	—	—	—	—
2007	724	505	1,467	13,226	—	—	—	—
2008	586,040	601,083	598,096	592,430	592,538	592,604	592,474
2009	571,689	533,684	529,366	531,247	530,104	530,026
2010	328,705	336,464	335,280	334,601	336,025
2011	1,098,453	1,102,233	1,103,925	1,105,662
2012	1,177,678	1,222,823	1,201,033
2013	1,081,660	1,179,014
2014	802,325

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	11,963	505	1,467	13,226	—	—	—	—
2008	656,056	613,150	610,094	592,430	592,538	592,604	592,474
2009	588,691	534,134	529,723	532,499	533,483	530,026
2010	402,433	338,069	337,209	335,727	336,025
2011	1,148,248	1,111,444	1,107,039	1,105,792
2012	1,227,976	1,228,939	1,204,146
2013	1,152,354	1,182,840
2014	867,877

Diagonals as of 12/31

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 2, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Agriculture Insurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2007	89.2%	3.8%	10.9%	98.6%	0.0%	0.0%	0.0%	0.0%
2008	107.5%	100.5%	100.0%	97.1%	97.1%	97.1%	97.1%
2009	98.1%	89.1%	88.3%	88.8%	88.9%	88.4%
2010	71.3%	59.9%	59.8%	59.5%	59.6%
2011	135.6%	131.2%	130.7%	130.5%
2012	138.7%	138.8%	136.0%
2013	119.3%	122.4%
2014	99.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	13,413	13,413	13,413	13,413	13,413	13,413	13,413	13,413
2008	610,185	598,185	598,185	610,185	610,185	610,185	610,185
2009	600,073	599,813	599,813	599,813	599,813	599,813
2010	564,234	564,234	564,234	564,234	564,234
2011	847,048	847,048	847,048	847,048
2012	885,139	885,139	885,139
2013	966,095	966,095
2014	873,555

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—		—
2006	—	—	—	—	—	—	—	—	—			—
2007	11,963	(11,458)	962	11,759	(13,226)	—	—	—				(11,963)
2008	656,056	(42,906)	(3,056)	(17,664)	107	67	(130)					(63,582)
2009	588,691	(54,557)	(4,411)	2,776	983	(3,457)						(58,665)
2010	402,433	(64,364)	(860)	(1,482)	298							(66,408)
2011	1,148,248	(36,803)	(4,405)	(1,247)								(42,456)
2012	1,227,976	963	(24,793)									(23,830)
2013	1,152,354	30,486										30,486
2014	867,877

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	—	—	—	(11,458)	(41,944)	(45,855)	(99,664)	(34,780)	(3,874)	1,157	(236,418)

Diagonals as of 12/31

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 2, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty High Attaching Excess of Loss Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	382,547	12,525	—	—	13,905	93	209	26,731	7%
2005	205,860	10,941	25,024	—	13,238	329	574	50,107	24%
2006	199,923	37,317	—	—	16,787	88	252	54,443	27%
2007	172,436	23,117	73	—	17,536	2,132	264	43,122	25%
2008	146,411	40,002	10,020	—	22,569	1,952	489	75,031	51%
2009	139,612	20,460	26	—	32,137	1,764	482	54,869	39%
2010	147,366	82,986	1,188	—	59,521	3,398	911	148,004	100%
2011	144,116	452	83,500	—	58,891	67	2,136	145,046	101%
2012	138,799	737	34,840	—	72,329	76	1,608	109,589	79%
2013	136,160	3,633	30,199	—	60,899	(273)	1,366	95,824	70%
2014	125,656	11	51	—	70,590	1	1,060	71,712	57%

Total	1,938,885	232,180	184,919	—	438,400	9,628	9,350	874,478	45%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	180	—	—	—	65	—	—	65	36%
2006	170	—	—	—	31	—	—	31	18%
2007	3,728	—	—	—	527	—	—	527	14%
2008	5,526	—	—	—	581	—	—	581	11%
2009	14,807	4,167	13	—	3,901	—	—	8,081	55%
2010	23,175	22,740	23	—	11,304	—	—	34,068	147%
2011	31,005	105	17,500	—	18,087	—	—	35,691	115%
2012	40,233	268	163	—	26,790	—	—	27,221	68%
2013	39,192	41	23	—	24,067	—	—	24,131	62%
2014	56,428	3	34	—	31,843	—	—	31,880	56%

Total	214,444	27,324	17,756	—	117,196	—	—	162,276	76%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	382,547	12,525	—	—	13,905	93	209	26,731	7%
2005	205,680	10,941	25,024	—	13,173	329	574	50,041	24%
2006	199,753	37,317	—	—	16,756	88	252	54,412	27%
2007	168,708	23,117	73	—	17,009	2,132	264	42,595	25%
2008	140,884	40,002	10,020	—	21,988	1,952	489	74,450	53%
2009	124,805	16,293	13	—	28,235	1,764	482	46,789	37%
2010	124,191	60,246	1,165	—	48,217	3,398	911	113,937	92%
2011	113,111	347	66,000	—	40,804	67	2,136	109,355	97%
2012	98,565	468	34,677	—	45,539	76	1,608	82,367	84%
2013	96,968	3,592	30,175	—	36,832	(273)	1,366	71,693	74%
2014	69,228	8	17	—	38,746	1	1,060	39,832	58%

Total	1,724,441	204,856	167,163	—	321,205	9,628	9,350	712,202	41%

Exhibit 3, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty High Attaching Excess of Loss Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	18	19	22	22	1,731	1,731	3,457	3,466	12,506	12,512	12,525
2005	2,780	2,737	7,711	8,041	8,470	10,158	10,311	10,379	10,554	10,941
2006	25	6,681	8,833	35,366	35,366	35,405	35,415	37,317	37,317
2007	—	20	2,348	18,728	21,914	22,825	23,049	23,117
2008	12,263	9,987	14,874	14,878	14,984	39,996	40,002
2009	12	69	18,564	19,474	19,811	20,460
2010	44	483	25,809	64,386	82,986
2011	—	30	219	452
2012	35	443	737
2013	4	3,633
2014	11

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	5,018	5,019	772	772	1,759	1,731	3,506	6,506	12,506	12,513	12,525
2005	5,780	10,787	12,761	29,541	42,616	35,211	35,356	35,393	35,595	35,965
2006	5,525	15,548	24,411	35,390	35,390	35,440	37,440	37,317	37,317
2007	2,000	2,520	2,498	18,877	23,766	23,003	23,150	23,190
2008	12,513	17,237	45,644	45,146	50,271	50,022	50,021
2009	12	20,689	19,063	20,609	20,547	20,486
2010	25,544	78,094	79,384	89,107	84,174
2011	—	1,062	58,261	83,952
2012	194	28,800	35,576
2013	4	33,832
2014	62

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	247,159	214,115	192,346	166,612	138,828	117,221	71,278	54,998	42,694	31,935	26,429
2005	152,500	150,630	140,309	122,380	114,324	91,788	74,212	66,476	53,494	49,203
2006	155,455	149,492	132,833	121,567	97,763	82,591	76,662	61,353	54,103
2007	126,241	109,673	90,682	91,929	81,729	70,107	49,974	40,726
2008	108,763	98,683	123,175	109,119	102,988	79,587	72,590
2009	82,965	102,958	95,740	86,607	66,457	52,623
2010	135,464	169,892	162,938	158,630	143,695
2011	95,702	96,720	145,890	142,843
2012	93,780	108,635	107,906
2013	92,009	94,730
2014	70,651

Diagonals as of 12/31

Exhibit 3, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty High Attaching Excess of Loss Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	64.6%	56.0%	50.3%	43.6%	36.3%	30.6%	18.6%	14.4%	11.2%	8.3%	6.9%
2005	74.1%	73.2%	68.2%	59.4%	55.5%	44.6%	36.0%	32.3%	26.0%	23.9%
2006	77.8%	74.8%	66.4%	60.8%	48.9%	41.3%	38.3%	30.7%	27.1%
2007	73.2%	63.6%	52.6%	53.3%	47.4%	40.7%	29.0%	23.6%
2008	74.3%	67.4%	84.1%	74.5%	70.3%	54.4%	49.6%
2009	59.4%	73.7%	68.6%	62.0%	47.6%	37.7%
2010	91.9%	115.3%	110.6%	107.6%	97.5%
2011	66.4%	67.1%	101.2%	99.1%
2012	67.6%	78.3%	77.7%
2013	67.6%	69.6%
2014	56.2%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	384,048	382,585	382,585	382,545	382,545	382,547	382,547	382,547	382,547	382,547	382,547
2005	205,798	205,265	205,096	204,894	204,915	204,914	205,860	205,860	205,860	205,860
2006	200,617	200,785	200,412	200,445	200,443	199,847	199,923	199,923	199,923
2007	173,365	172,731	172,714	172,712	172,362	172,436	172,436	172,436
2008	146,605	146,534	146,526	146,526	146,526	146,411	146,411
2009	139,898	139,943	139,939	139,939	139,609	139,612
2010	147,811	147,522	147,518	147,363	147,366
2011	144,128	144,133	144,114	144,116
2012	138,776	138,794	138,799
2013	136,176	136,160
2014	125,656

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	247,159	(33,044)	(21,769)	(25,734)	(27,784)	(21,607)	(45,943)	(16,280)	(12,304)	(10,759)	(5,506)	(220,730)
2005	152,500	(1,869)	(10,321)	(17,929)	(8,056)	(22,536)	(17,575)	(7,736)	(12,982)	(4,290)		(103,296)
2006	155,455	(5,963)	(16,658)	(11,266)	(23,804)	(15,172)	(5,928)	(15,309)	(7,250)			(101,351)
2007	126,241	(16,567)	(18,991)	1,246	(10,200)	(11,622)	(20,132)	(9,249)				(85,515)
2008	108,763	(10,080)	24,491	(14,056)	(6,131)	(23,400)	(6,997)					(36,173)
2009	82,965	19,993	(7,218)	(9,134)	(20,150)	(13,834)						(30,343)
2010	135,464	34,428	(6,954)	(4,307)	(14,935)							8,232
2011	95,702	1,018	49,170	(3,046)								47,141
2012	93,780	14,854	(729)									14,125
2013	92,009	2,721										2,721
2014	70,651

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(33,044)	(23,638)	(42,018)	(78,939)	(70,000)	(46,552)	(46,073)	(58,792)	(43,016)	(63,115)	(505,189)

Diagonals as of 12/31

Exhibit 3, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty United States Sourced Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	6,146	225	26	—	1,033	123	58	1,466	24%
2006	34,859	33,878	3,058	—	6,083	765	419	44,203	127%
2007	53,932	23,099	2,807	—	10,119	1,672	634	38,331	71%
2008	67,706	36,113	1,454	—	14,401	2,819	832	55,619	82%
2009	88,577	58,626	7,899	—	24,224	4,547	1,550	96,845	109%
2010	97,764	20,393	9,885	—	31,233	1,796	1,990	65,297	67%
2011	132,156	56,989	22,334	—	59,206	4,427	3,871	146,827	111%
2012	161,392	37,548	16,744	—	65,466	2,166	4,061	125,986	78%
2013	166,698	10,143	9,810	—	87,140	634	5,062	112,789	68%
2014	193,168	2,715	3,163	—	110,098	138	6,142	122,255	63%

Total	1,002,398	279,728	77,181	—	409,003	19,088	24,618	809,618	81%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	4,338	168	20	—	733	—	—	921	21%
2006	25,277	24,349	2,204	—	4,356	—	—	30,910	122%
2007	37,081	15,799	2,163	—	6,909	—	—	24,871	67%
2008	36,897	19,135	490	—	7,994	—	—	27,619	75%
2009	41,861	28,283	3,125	—	11,413	—	—	42,822	102%
2010	40,832	1,963	1,685	—	12,469	—	—	16,118	39%
2011	40,167	8,475	2,904	—	20,608	—	—	31,987	80%
2012	39,225	8,582	2,220	—	20,005	—	—	30,807	79%
2013	38,566	193	2,013	—	24,451	—	—	26,656	69%
2014	76,382	111	339	—	47,266	—	—	47,715	62%

Total	380,626	107,059	17,162	—	156,204	—	—	280,425	74%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	1,807	57	7	—	300	123	58	544	30%
2006	9,582	9,528	854	—	1,727	765	419	13,293	139%
2007	16,851	7,300	644	—	3,210	1,672	634	13,460	80%
2008	30,809	16,978	964	—	6,407	2,819	832	28,000	91%
2009	46,716	30,342	4,774	—	12,811	4,547	1,550	54,024	116%
2010	56,932	18,430	8,200	—	18,764	1,796	1,990	49,179	86%
2011	91,990	48,514	19,430	—	38,598	4,427	3,871	114,840	125%
2012	122,167	28,966	14,525	—	45,461	2,166	4,061	95,179	78%
2013	128,132	9,950	7,798	—	62,689	634	5,062	86,134	67%
2014	116,786	2,604	2,824	—	62,832	138	6,142	74,540	64%

Total	621,772	172,669	60,019	—	252,799	19,088	24,618	529,193	85%

Exhibit 4, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty United States Sourced Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	14	25	110	138	225
2006	29	163	9,741	12,760	15,933	19,032	25,422	28,141	33,878
2007	63	662	1,647	4,565	6,797	13,070	17,278	23,099
2008	335	1,407	4,839	9,959	13,804	20,813	36,113
2009	223	32,511	35,842	44,212	55,991	58,626
2010	438	2,858	7,975	14,498	20,393
2011	2,815	14,318	29,070	56,989
2012	3,008	19,763	37,548
2013	2,543	10,143
2014	2,715

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	25	58	141	176	252
2006	445	12,990	13,939	15,828	19,319	35,616	36,733	36,702	36,935
2007	1,031	2,318	6,290	9,252	14,216	28,582	24,180	25,906
2008	1,882	4,097	9,562	18,907	25,514	27,858	37,567
2009	11,808	36,874	46,914	57,698	66,094	66,525
2010	2,087	7,563	20,836	26,630	30,278
2011	8,689	42,540	61,959	79,323
2012	9,953	37,651	54,293
2013	6,578	19,953
2014	5,877

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	4,707	5,024	4,085	3,519	2,771	2,440	1,782	1,543	1,371	1,285
2006	29,342	37,659	35,344	30,052	31,411	45,303	45,234	43,559	43,019
2007	41,299	37,908	32,610	29,962	30,109	42,824	36,130	36,025
2008	50,782	42,689	43,064	44,357	46,586	45,314	51,968
2009	67,883	90,813	92,821	95,006	94,832	90,749
2010	69,721	68,903	74,080	68,662	61,511
2011	98,451	115,857	136,287	138,530
2012	122,263	120,993	119,758
2013	115,785	107,093
2014	115,975

Diagonals as of 12/31

Exhibit 4, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty United States Sourced Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	76.6%	81.8%	66.5%	57.3%	45.1%	39.7%	29.0%	25.1%	22.3%	20.9%
2006	84.2%	108.0%	101.4%	86.2%	90.1%	130.0%	129.8%	125.0%	123.4%
2007	76.6%	70.3%	60.5%	55.6%	55.8%	79.4%	67.0%	66.8%
2008	75.0%	63.1%	63.6%	65.5%	68.8%	66.9%	76.8%
2009	76.6%	102.5%	104.8%	107.3%	107.1%	102.5%
2010	71.3%	70.5%	75.8%	70.2%	62.9%
2011	74.5%	87.7%	103.1%	104.8%
2012	75.8%	75.0%	74.2%
2013	69.5%	64.2%
2014	60.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	6,119	6,146	6,146	6,146	6,146	6,146	6,146	6,146	6,146	6,146
2006	34,671	34,811	34,856	34,855	34,855	34,855	34,859	34,859	34,859
2007	53,507	53,793	53,979	54,008	53,932	53,932	53,932	53,932
2008	66,658	67,465	67,760	67,726	67,706	67,706	67,706
2009	87,135	88,605	88,657	88,571	88,579	88,577
2010	96,701	97,857	97,898	97,767	97,764
2011	128,773	131,149	132,691	132,156
2012	152,699	162,406	161,392
2013	160,321	166,698
2014	193,168

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—	—
2005	4,707	317	(939)	(566)	(748)	(331)	(658)	(239)	(172)	(86)		(3,422)
2006	29,342	8,317	(2,316)	(5,292)	1,359	13,892	(69)	(1,675)	(540)			13,677
2007	41,299	(3,392)	(5,298)	(2,648)	147	12,715	(6,693)	(106)				(5,275)
2008	50,782	(8,093)	375	1,293	2,229	(1,272)	6,654					1,186
2009	67,883	22,929	2,009	2,185	(175)	(4,083)						22,865
2010	69,721	(818)	5,178	(5,418)	(7,151)							(8,209)
2011	98,451	17,407	20,430	2,242								40,079
2012	122,263	(1,270)	(1,235)									(2,505)
2013	115,785	(8,692)										(8,692)
2014	115,975

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	—	317	7,378	(6,274)	(19,430)	21,685	15,865	39,405	3,754	(12,997)	49,703

Diagonals as of 12/31

Exhibit 4, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty Workers Compensation	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	29,073	11,943	1,240	—	1,034	(4)	119	14,332	49%
2007	202,024	117,839	13,938	—	12,670	275	824	145,546	72%
2008	255,794	186,884	19,609	—	26,536	984	1,044	235,056	92%
2009	123,819	96,050	26,135	—	12,530	1,233	505	136,453	110%
2010	1,761	1,210	353	—	275	891	7	2,735	155%
2011	—	7	—	—	—	0	—	7	0%
2012	—	—	—	—	—	—	—	—	0%
2013	—	—	—	—	—	—	—	—	0%
2014	—	—	—	—	—	—	—	—	0%

Total	612,471	413,933	61,273	—	53,045	3,379	2,499	534,128	87%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	755	—	1,803	—	—	—	—	1,803	239%
2007	17,272	—	—	—	1,000	—	—	1,000	6%
2008	26,814	—	—	—	215	—	—	215	1%
2009	15,985	61	6,637	—	2,326	—	—	9,025	56%
2010	1,797	—	—	—	543	—	—	543	30%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%
2013	—	—	—	—	—	—	—	—	0%
2014	—	—	—	—	—	—	—	—	0%

Total	62,623	61	8,440	—	4,084	—	—	12,585	20%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	28,318	11,943	(563)	—	1,034	(4)	119	12,529	44%
2007	184,752	117,839	13,938	—	11,670	275	824	144,546	78%
2008	228,979	186,884	19,609	—	26,321	984	1,044	234,841	103%
2009	107,834	95,989	19,497	—	10,204	1,233	505	127,428	118%
2010	(35)	1,210	353	—	(268)	891	7	2,192	-6198%
2011	—	7	—	—	—	0	—	7	0%
2012	—	—	—	—	—	—	—	—	0%
2013	—	—	—	—	—	—	—	—	0%
2014	—	—	—	—	—	—	—	—	0%

Total	549,848	413,872	52,832	—	48,961	3,379	2,499	521,543	95%

Exhibit 5, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty Workers Compensation	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	321	6,581	6,698	9,045	10,527	12,251	13,537	11,913	11,943
2007	9,027	38,427	63,513	81,913	97,121	109,252	112,580	117,839
2008	23,720	70,730	109,635	141,756	168,712	178,254	186,884
2009	14,752	35,823	50,495	61,498	87,811	96,050
2010	272	461	583	1,070	1,210
2011	—	—	—	7
2012	—	—	—
2013	—	—
2014	—

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	1,797	16,724	10,238	11,854	12,464	14,053	15,171	13,092	13,183
2007	17,365	68,463	90,710	107,482	121,577	130,913	129,916	131,777
2008	76,641	120,368	161,624	192,035	208,749	202,239	206,492
2009	44,300	70,132	83,913	87,921	112,835	122,185
2010	630	808	856	1,481	1,562
2011	—	—	—	7
2012	—	—	—
2013	—	—
2014	—

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	17,793	21,319	16,409	17,172	18,901	16,540	17,166	15,085	14,217
2007	120,160	121,024	123,882	133,478	141,677	151,644	152,035	144,447
2008	161,143	176,285	192,250	224,536	227,733	235,102	233,028
2009	93,794	106,174	103,656	104,536	122,207	134,715
2010	1,462	1,159	1,146	1,506	1,837
2011	—	—	—	—
2012	—	—	—
2013	—	—
2014	—

Diagonals as of 12/31

Exhibit 5, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty Workers Compensation	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	61.2%	73.3%	56.4%	59.1%	65.0%	56.9%	59.0%	51.9%	48.9%
2007	59.5%	59.9%	61.3%	66.1%	70.1%	75.1%	75.3%	71.5%
2008	63.0%	68.9%	75.2%	87.8%	89.0%	91.9%	91.1%
2009	75.8%	85.7%	83.7%	84.4%	98.7%	108.8%
2010	83.0%	65.8%	65.1%	85.5%	104.3%
2011	0.0%	0.0%	0.0%	0.0%
2012	0.0%	0.0%	0.0%
2013	0.0%	0.0%
2014	0.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	27,909	29,430	29,134	29,053	29,083	29,080	29,080	29,080	29,073
2007	207,462	207,672	202,093	201,820	202,018	202,018	202,018	202,024
2008	261,296	256,395	255,389	255,757	255,758	255,769	255,794
2009	125,412	123,853	123,778	123,795	123,814	123,819
2010	1,766	1,761	1,761	1,761	1,761
2011	—	—	—	—
2012	—	—	—
2013	—	—
2014	—

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—		—
2006	17,793	3,526	(4,910)	763	1,730	(2,362)	627	(2,082)	(868)			(3,576)
2007	120,160	865	2,857	9,596	8,198	9,967	391	(7,588)				24,287
2008	161,143	15,141	15,965	32,286	3,197	7,369	(2,074)					71,885
2009	93,794	12,380	(2,518)	879	17,671	12,508						40,921
2010	1,462	(304)	(13)	360	331							375
2011	—	—	—	—								—
2012	—	—	—									—
2013	—	—										—
2014	—

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	—	—	3,526	(4,045)	18,761	39,672	35,301	14,657	23,709	2,310	133,891

Diagonals as of 12/31

Exhibit 5, Page 3

Valuation Date: December 31, 2014	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.55925 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Professional Lines
Insurance Professional Lines

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	70,600	12,949	79	—	532	121	9	13,690	19%
2005	53,472	12,494	22	—	820	3	13	13,351	25%
2006	66,737	17,173	10,033	—	1,567	284	174	29,232	44%
2007	81,252	114,182	155	—	6,576	2,656	113	123,681	152%
2008	103,289	77,300	46,872	—	9,094	4,154	924	138,343	134%
2009	176,859	82,068	10,393	—	20,606	6,431	958	120,455	68%
2010	180,693	59,284	14,377	—	29,396	3,989	1,254	108,301	60%
2011	170,264	36,973	11,156	—	42,902	3,384	1,681	96,096	56%
2012	172,011	21,362	18,681	—	77,051	1,214	3,362	121,670	71%
2013	145,560	11,458	6,198	—	74,038	472	2,744	94,910	65%
2014	203,682	855	1,487	—	118,902	87	5,039	126,371	62%

Total	1,424,420	446,098	119,453	—	381,484	22,795	16,270	986,101	69%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	955	42	—	—	154	—	—	196	21%
2005	290	—	—	—	42	—	—	42	14%
2006	253	810	0	—	7	—	—	817	323%
2007	6,752	3,927	10	—	213	—	—	4,150	61%
2008	16,197	4,705	5	—	604	—	—	5,314	33%
2009	25,435	8,995	199	—	2,579	—	—	11,773	46%
2010	25,940	11,821	4,379	—	3,602	—	—	19,801	76%
2011	24,638	4,732	117	—	8,377	—	—	13,226	54%
2012	30,397	99	2,580	—	15,278	—	—	17,957	59%
2013	37,346	376	298	—	21,248	—	—	21,921	59%
2014	105,422	107	467	—	61,667	—	—	62,241	59%

Total	273,625	35,614	8,054	—	113,769	—	—	157,437	58%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	69,646	12,907	79	—	377	121	9	13,494	19%
2005	53,181	12,494	22	—	779	3	13	13,310	25%
2006	66,485	16,363	10,033	—	1,560	284	174	28,415	43%
2007	74,500	110,254	145	—	6,363	2,656	113	119,532	160%
2008	87,092	72,594	46,867	—	8,490	4,154	924	133,029	153%
2009	151,425	73,073	10,194	—	18,027	6,431	958	108,682	72%
2010	154,753	47,463	9,999	—	25,794	3,989	1,254	88,499	57%
2011	145,626	32,241	11,040	—	34,524	3,384	1,681	82,870	57%
2012	141,614	21,263	16,101	—	61,774	1,214	3,362	103,714	73%
2013	108,215	11,083	5,900	—	52,791	472	2,744	72,989	67%
2014	98,260	748	1,020	—	57,235	87	5,039	64,130	65%

Total	1,150,796	410,484	111,399	—	267,715	22,795	16,270	828,663	72%

Exhibit 6, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Professional Lines Insurance Professional Lines	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	49	186	3,783	4,107	4,116	9,183	12,803	12,883	12,943	12,949
2005	0	7	318	9	9	12,372	12,479	12,487	12,488	12,494
2006	17	29	29	33	130	570	15,936	17,120	17,173
2007	11	474	824	60,979	88,477	98,720	104,583	114,182
2008	—	641	11,341	12,203	13,440	53,721	77,300
2009	370	4,470	24,255	28,427	64,308	82,068
2010	1,242	11,264	16,565	46,168	59,284
2011	2,013	5,603	22,310	36,973
2012	1,762	12,661	21,362
2013	1,953	11,458
2014	855

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	1,133	3,436	7,056	7,357	7,388	12,439	13,086	13,156	13,098	13,028
2005	5,000	5,007	5,295	5,009	5,009	12,415	12,500	12,487	12,512	12,516
2006	1,517	29	29	116	145	16,073	15,936	17,165	27,206
2007	11	20,474	80,959	88,592	98,594	103,933	114,788	114,337
2008	100	1,825	32,520	53,195	74,451	105,667	124,171
2009	4,378	25,172	29,901	42,718	81,812	92,461
2010	9,153	18,258	22,034	56,710	73,662
2011	6,211	10,052	30,518	48,129
2012	4,008	22,794	40,043
2013	4,070	17,656
2014	2,342

Ultimate Loss
& ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	48,344	42,643	37,131	35,826	26,119	18,368	13,420	13,506	13,363	13,120	13,559
2005	41,123	36,781	33,401	23,578	17,527	19,626	13,713	12,504	12,514	13,336
2006	50,132	43,069	36,321	24,321	18,540	28,345	19,203	18,518	28,773
2007	57,860	122,456	167,004	132,816	132,182	130,413	117,865	120,913
2008	75,465	71,329	98,426	104,769	118,465	115,581	133,265
2009	116,553	132,877	115,917	117,520	122,479	113,067
2010	122,497	116,269	109,655	110,208	103,058
2011	118,459	110,367	110,502	91,031
2012	120,356	117,610	117,095
2013	96,196	91,694
2014	121,245

Diagonals as of 12/31

Exhibit 6, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Professional Lines Insurance Professional Lines	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	68.5%	60.4%	52.6%	50.7%	37.0%	26.0%	19.0%	19.1%	18.9%	18.6%	19.2%
2005	76.9%	68.8%	62.5%	44.1%	32.8%	36.7%	25.6%	23.4%	23.4%	24.9%
2006	75.1%	64.5%	54.4%	36.4%	27.8%	42.5%	28.8%	27.7%	43.1%
2007	71.2%	150.7%	205.5%	163.5%	162.7%	160.5%	145.1%	148.8%
2008	73.1%	69.1%	95.3%	101.4%	114.7%	111.9%	129.0%
2009	65.9%	75.1%	65.5%	66.4%	69.3%	63.9%
2010	67.8%	64.3%	60.7%	61.0%	57.0%
2011	69.6%	64.8%	64.9%	53.5%
2012	70.0%	68.4%	68.1%
2013	66.1%	63.0%
2014	59.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	71,070	70,605	70,600	70,600	70,600	70,600	70,600	70,600	70,600	70,600	70,600
2005	53,258	53,472	53,472	53,472	53,472	53,472	53,472	53,472	53,472	53,472
2006	66,390	66,403	66,403	66,403	66,403	66,403	66,403	66,737	66,737
2007	71,951	71,968	72,183	72,183	72,183	72,183	81,252	81,252
2008	79,901	80,941	80,908	80,905	80,905	103,289	103,289
2009	141,501	141,717	141,694	141,670	176,859	176,859
2010	143,635	143,555	143,538	180,693	180,693
2011	140,311	140,848	170,271	170,264
2012	142,898	172,009	172,011
2013	145,611	145,560
2014	203,682

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	48,344	(5,701)	(5,513)	(1,305)	(9,706)	(7,751)	(4,948)	86	(143)	(243)	439	(34,785)
2005	41,123	(4,342)	(3,380)	(9,823)	(6,051)	2,100	(5,914)	(1,209)	9	823		(27,787)
2006	50,132	(7,063)	(6,749)	(12,000)	(5,781)	9,805	(9,142)	(685)	10,256			(21,359)
2007	57,860	64,596	44,548	(34,188)	(634)	(1,769)	(12,548)	3,048				63,053
2008	75,465	(4,136)	27,097	6,344	13,696	(2,884)	17,684					57,800
2009	116,553	16,324	(16,960)	1,602	4,959	(9,412)						(3,486)
2010	122,497	(6,228)	(6,614)	553	(7,150)							(19,440)
2011	118,459	(8,092)	135	(19,471)								(27,428)
2012	120,356	(2,745)	(515)									(3,261)
2013	96,196	(4,502)										(4,502)
2014	121,245

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(5,701)	(9,855)	(11,747)	38,318	14,610	603	(13,501)	(11,672)	(13,448)	(8,801)	(21,194)

Diagonals as of 12/31

Exhibit 6, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Property, Marine & Energy International Sourced Property and Energy	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	199,447	60,048	—	—	—	51	—	60,099	30%
2005	93,968	151,001	—	—	—	330	—	151,331	161%
2006	55,254	35,728	8	—	—	116	0	35,852	65%
2007	46,581	39,575	39	—	226	443	4	40,287	86%
2008	49,488	27,209	14	—	831	509	13	28,576	58%
2009	33,105	10,957	40	—	223	27	4	11,252	34%
2010	1,140	175	81	—	16	(29)	1	245	21%
2011	906	341	7	—	164	(97)	3	417	46%
2012	529	16	2	—	72	(6)	1	85	16%
2013	358	0	3	—	90	0	1	94	26%
2014	30,913	1,549	8,589	—	8,504	422	498	19,562	63%

Total	511,689	326,600	8,783	—	10,127	1,766	525	347,800	68%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	4,414	2,459	0	—	—	—	—	2,459	56%
2005	1,547	—	—	—	—	—	—	—	0%
2006	6,263	90	—	—	—	—	—	90	1%
2007	15,612	13,874	—	—	25	—	—	13,899	89%
2008	17,448	1,818	5	—	45	—	—	1,868	11%
2009	15,063	1,259	13	—	169	—	—	1,440	10%
2010	1,326	114	49	—	8	—	—	171	13%
2011	451	171	3	—	84	—	—	259	57%
2012	261	8	1	—	37	—	—	46	17%
2013	173	0	1	—	45	—	—	47	27%
2014	15,279	462	2,983	—	3,680	—	—	7,126	47%

Total	77,838	20,255	3,055	—	4,092	—	—	27,403	35%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	195,032	57,589	(0)	—	—	51	—	57,640	30%
2005	92,421	151,001	—	—	—	330	—	151,331	164%
2006	48,991	35,639	8	—	—	116	0	35,762	73%
2007	30,969	25,701	39	—	202	443	4	26,389	85%
2008	32,040	25,392	9	—	786	509	13	26,708	83%
2009	18,042	9,699	28	—	55	27	4	9,812	54%
2010	(186)	61	33	—	8	(29)	1	74	-40%
2011	455	169	3	—	80	(97)	3	159	35%
2012	268	8	1	—	35	(6)	1	39	15%
2013	186	0	1	—	44	0	1	47	25%
2014	15,633	1,086	5,606	—	4,825	422	498	12,437	80%

Total	433,851	306,345	5,727	—	6,034	1,766	525	320,398	74%

Exhibit 7, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Property, Marine & Energy International Sourced Property and Energy	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	16,965	39,239	46,611	51,557	56,203	60,312	61,075	61,311	61,291	61,277	60,048
2005	24,227	88,335	136,014	154,065	151,244	151,836	151,970	152,049	150,995	151,001
2006	9,277	25,322	34,924	35,178	35,489	35,670	35,677	35,728	35,728
2007	11,695	26,604	38,608	38,953	39,584	39,592	39,593	39,575
2008	8,511	20,630	24,370	25,244	27,133	27,200	27,209
2009	7,418	10,329	11,060	10,957	10,956	10,957
2010	0	13	37	174	175
2011	23	60	332	341
2012	—	15	16
2013	—	0
2014	1,549

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	44,667	65,579	66,372	66,003	69,877	68,869	62,024	61,738	61,362	61,278	60,048
2005	146,210	167,929	160,863	159,149	152,637	152,343	152,355	152,071	151,011	151,001
2006	39,907	35,905	35,964	35,958	35,821	35,778	35,708	35,742	35,736
2007	31,804	41,932	39,474	39,234	39,679	39,639	39,616	39,614
2008	30,545	27,523	27,120	28,031	27,455	27,229	27,223
2009	13,170	12,730	12,604	11,128	10,999	10,998
2010	267	283	164	245	257
2011	171	598	340	347
2012	60	17	17
2013	3	3
2014	10,138

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	81,489	67,755	66,749	66,391	70,122	68,992	62,622	61,993	61,859	61,595	60,048
2005	214,867	170,357	165,283	163,945	157,202	157,330	152,996	152,239	151,999	151,001
2006	55,088	38,404	38,008	37,968	37,750	35,998	35,853	35,777	35,736
2007	42,480	42,374	39,901	39,941	40,314	40,065	40,429	39,840
2008	43,563	30,358	28,271	28,988	28,515	28,476	28,055
2009	18,203	13,332	13,397	12,064	11,882	11,221
2010	1,160	1,382	303	307	272
2011	849	874	815	511
2012	320	157	90
2013	170	93
2014	18,642

Diagonals as of 12/31

Exhibit 7, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Property, Marine & Energy International Sourced Property and Energy	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	40.9%	34.0%	33.5%	33.3%	35.2%	34.6%	31.4%	31.1%	31.0%	30.9%	30.1%
2005	228.7%	181.3%	175.9%	174.5%	167.3%	167.4%	162.8%	162.0%	161.8%	160.7%
2006	99.7%	69.5%	68.8%	68.7%	68.3%	65.1%	64.9%	64.7%	64.7%
2007	91.2%	91.0%	85.7%	85.7%	86.5%	86.0%	86.8%	85.5%
2008	88.0%	61.3%	57.1%	58.6%	57.6%	57.5%	56.7%
2009	55.0%	40.3%	40.5%	36.4%	35.9%	33.9%
2010	101.7%	121.2%	26.6%	26.9%	23.9%
2011	93.8%	96.5%	90.0%	56.5%
2012	60.5%	29.6%	17.0%
2013	47.3%	25.9%
2014	60.3%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	199,952	199,030	199,195	199,170	199,232	199,423	199,430	199,443	199,447	199,447	199,447
2005	94,273	93,821	93,675	93,761	93,940	93,946	93,944	93,952	93,953	93,968
2006	55,423	54,720	54,819	54,974	55,236	55,235	55,233	55,235	55,254
2007	45,339	46,291	46,489	46,518	46,519	46,533	46,561	46,581
2008	49,832	49,589	49,617	49,472	49,483	49,488	49,488
2009	33,384	33,127	33,127	33,107	33,105	33,105
2010	1,154	1,151	1,139	1,140	1,140
2011	883	898	906	906
2012	515	529	529
2013	347	358
2014	30,913

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	81,489	(13,734)	(1,006)	(358)	3,731	(1,130)	(6,371)	(629)	(134)	(264)	(1,547)	(21,441)
2005	214,867	(44,510)	(5,074)	(1,338)	(6,743)	128	(4,333)	(757)	(240)	(998)		(63,866)
2006	55,088	(16,685)	(396)	(39)	(219)	(1,752)	(145)	(77)	(41)			(19,353)
2007	42,480	(106)	(2,473)	40	373	(249)	364	(588)				(2,639)
2008	43,563	(13,205)	(2,087)	717	(473)	(40)	(421)					(15,508)
2009	18,203	(4,871)	65	(1,333)	(182)	(661)						(6,982)
2010	1,160	222	(1,079)	4	(34)							(887)
2011	849	25	(59)	(304)								(338)
2012	320	(163)	(67)									(230)
2013	170	(77)										(77)
2014	18,642

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(13,734)	(45,515)	(22,117)	1,891	(23,590)	(13,380)	(5,337)	(4,145)	(656)	(4,739)	(131,322)

Diagonals as of 12/31

Exhibit 7, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Property, Marine & Energy United States Sourced Property and Marine	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	10,419	7,195	—	—	—	67	—	7,261	70%
2006	80,425	2,184	—	—	—	72	—	2,256	3%
2007	96,997	2,058	—	—	—	497	—	2,555	3%
2008	84,211	6,806	0	—	22	1,067	1	7,895	9%
2009	105,147	6,157	—	—	132	1,352	5	7,646	7%
2010	124,836	12,287	217	—	325	1,230	15	14,074	11%
2011	116,422	29,735	4,323	—	366	3,295	88	37,808	32%
2012	77,780	36,963	10,496	—	331	906	195	48,891	63%
2013	63,477	7,329	1,219	—	596	448	58	9,649	15%
2014	84,466	11,144	8,185	—	7,063	527	531	27,450	32%

Total	844,179	121,857	24,441	—	8,834	9,459	893	165,485	20%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	6,808	4,123	—	—	—	—	—	4,123	61%
2006	66,817	980	—	—	—	—	—	980	1%
2007	89,288	976	—	—	—	—	—	976	1%
2008	46,220	1,848	0	—	0	—	—	1,848	4%
2009	47,846	433	—	—	61	—	—	494	1%
2010	37,934	115	3	—	172	—	—	290	1%
2011	44,288	3,926	780	—	196	—	—	4,902	11%
2012	30,137	2,445	—	—	164	—	—	2,609	9%
2013	20,069	64	104	—	106	—	—	274	1%
2014	30,555	813	1,437	—	1,377	—	—	3,627	12%

Total	419,962	15,724	2,323	—	2,075	—	—	20,122	5%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	3,611	3,071	—	—	—	67	—	3,138	87%
2006	13,607	1,204	—	—	—	72	—	1,276	9%
2007	7,709	1,082	—	—	—	497	—	1,579	20%
2008	37,991	4,958	0	—	22	1,067	1	6,047	16%
2009	57,300	5,724	—	—	71	1,352	5	7,152	12%
2010	86,902	12,172	214	—	153	1,230	15	13,784	16%
2011	72,134	25,809	3,543	—	170	3,295	88	32,906	46%
2012	47,643	34,518	10,496	—	167	906	195	46,282	97%
2013	43,408	7,265	1,115	—	490	448	58	9,376	22%
2014	53,911	10,330	6,749	—	5,686	527	531	23,823	44%

Total	424,218	106,133	22,118	—	6,760	9,459	893	145,363	34%

Exhibit 8, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Property, Marine & Energy United States Sourced Property and Marine	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	376	3,761	4,036	5,247	5,823	7,061	7,061	7,061	7,061	7,195
2006	428	1,161	1,691	2,280	2,184	2,184	2,184	2,184	2,184
2007	350	2,328	2,791	2,058	2,058	2,058	2,058	2,058
2008	3,849	6,145	6,638	6,738	6,747	6,761	6,806
2009	4,329	5,883	6,068	6,012	6,013	6,157
2010	5,481	11,159	12,017	12,120	12,287
2011	9,834	22,333	25,462	29,735
2012	10,103	36,962	36,963
2013	2,902	7,329
2014	11,144

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	4,074	6,109	7,513	6,848	7,153	7,061	7,061	7,061	7,061	7,195
2006	1,122	2,442	2,531	2,587	2,217	2,184	2,184	2,184	2,184
2007	978	2,821	2,841	2,058	2,058	2,058	2,058	2,058
2008	6,112	6,791	6,702	6,765	6,748	6,788	6,806
2009	7,498	6,338	6,208	6,150	6,013	6,157
2010	12,153	12,319	12,532	12,568	12,504
2011	32,657	37,093	35,759	34,058
2012	47,416	47,851	47,459
2013	5,525	8,548
2014	19,329

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	10,242	6,657	7,608	6,888	7,153	7,063	7,061	7,061	7,061	7,195
2006	13,407	4,613	2,946	2,661	2,222	2,184	2,184	2,184	2,184
2007	11,498	4,348	3,245	2,125	2,058	2,058	2,058	2,058
2008	18,306	8,907	7,171	6,893	6,789	6,819	6,828
2009	19,142	8,199	6,954	6,478	6,187	6,289
2010	28,401	15,080	14,163	13,138	12,829
2011	50,251	40,868	36,769	34,424
2012	55,604	49,071	47,790
2013	12,753	9,144
2014	26,392

Diagonals as of 12/31

Exhibit 8, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Property, Marine & Energy United States Sourced Property and Marine	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	98.3%	63.9%	73.0%	66.1%	68.7%	67.8%	67.8%	67.8%	67.8%	69.1%
2006	16.7%	5.7%	3.7%	3.3%	2.8%	2.7%	2.7%	2.7%	2.7%
2007	11.9%	4.5%	3.3%	2.2%	2.1%	2.1%	2.1%	2.1%
2008	21.7%	10.6%	8.5%	8.2%	8.1%	8.1%	8.1%
2009	18.2%	7.8%	6.6%	6.2%	5.9%	6.0%
2010	22.8%	12.1%	11.3%	10.5%	10.3%
2011	43.2%	35.1%	31.6%	29.6%
2012	71.5%	63.1%	61.4%
2013	20.1%	14.4%
2014	31.2%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	10,321	10,384	10,388	10,391	10,419	10,419	10,419	10,419	10,419	10,419
2006	80,347	80,386	80,454	80,427	80,427	80,427	80,425	80,425	80,425
2007	97,111	97,010	96,997	96,997	96,997	96,997	96,997	96,997
2008	84,049	84,204	84,209	84,210	84,211	84,211	84,211
2009	105,204	105,152	105,148	105,147	105,147	105,147
2010	124,936	124,888	124,848	124,836	124,836
2011	116,452	116,460	116,432	116,422
2012	77,864	77,801	77,780
2013	63,401	63,477
2014	84,466

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—	—
2005	10,242	(3,585)	951	(720)	265	(90)	(1)	0	(0)	133		(3,047)
2006	13,407	(8,794)	(1,667)	(285)	(439)	(38)	0	(0)	—			(11,224)
2007	11,498	(7,150)	(1,103)	(1,120)	(67)	0	(0)	—				(9,440)
2008	18,306	(9,399)	(1,736)	(278)	(104)	30	9					(11,479)
2009	19,142	(10,943)	(1,245)	(476)	(291)	101						(12,853)
2010	28,401	(13,321)	(916)	(1,026)	(309)							(15,572)
2011	50,251	(9,383)	(4,099)	(2,345)								(15,826)
2012	55,604	(6,533)	(1,280)									(7,813)
2013	12,753	(3,609)										(3,609)
2014	26,392

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	—	(3,585)	(7,843)	(9,537)	(10,522)	(14,329)	(14,950)	(10,879)	(11,918)	(7,299)	(90,862)

Diagonals as of 12/31

Exhibit 8, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Catastrophe Reinsurance Catastrophe	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	628,695	140,781	708	76	—	318	12	141,895	23%
2005	284,332	356,977	143	26	65	435	4	357,649	126%
2006	287,246	29,129	91	—	124	10	3	29,356	10%
2007	326,945	52,280	128	—	458	1,033	9	53,908	16%
2008	319,395	187,335	439	150	627	5,503	18	194,071	61%
2009	308,415	28,325	636	49	1,116	368	27	30,522	10%
2010	314,917	69,542	12,962	888	1,797	15	235	85,439	27%
2011	346,815	353,006	10,363	2,818	3,767	31	254	370,240	107%
2012	366,670	89,483	7,734	7,899	6,950	96	339	112,501	31%
2013	375,862	78,573	35,240	6,669	7,529	283	742	129,037	34%
2014	345,700	13,066	31,842	8,108	15,976	169	839	69,999	20%

Total	3,904,993	1,398,497	100,285	26,685	38,409	8,260	2,481	1,574,617	40%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	37,130	5,920	—	—	—	—	—	5,920	16%
2005	6,223	6,115	—	—	—	—	—	6,115	98%
2006	3,943	—	—	—	—	—	—	—	0%
2007	16,355	—	—	—	—	—	—	—	0%
2008	14,994	—	—	—	—	—	—	—	0%
2009	4,969	—	—	—	—	—	—	—	0%
2010	7,039	0	—	—	39	—	—	39	1%
2011	12,473	9,022	365	102	117	—	—	9,606	77%
2012	23,719	6,749	575	590	356	—	—	8,270	35%
2013	62,077	9,446	4,245	793	464	—	—	14,948	24%
2014	87,454	1,841	4,510	1,143	1,918	—	—	9,412	11%

Total	276,376	39,093	9,695	2,628	2,895	—	—	54,311	20%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	591,565	134,861	708	76	—	318	12	135,975	23%
2005	278,109	350,862	143	26	65	435	4	351,534	126%
2006	283,303	29,129	91	—	124	10	3	29,356	10%
2007	310,590	52,280	128	—	458	1,033	9	53,908	17%
2008	304,401	187,335	439	150	627	5,503	18	194,071	64%
2009	303,446	28,325	636	49	1,116	368	27	30,522	10%
2010	307,877	69,542	12,962	888	1,758	15	235	85,400	28%
2011	334,342	343,983	9,998	2,716	3,650	31	254	360,633	108%
2012	342,952	82,734	7,159	7,309	6,594	96	339	104,231	30%
2013	313,785	69,128	30,995	5,876	7,065	283	742	114,089	36%
2014	258,247	11,225	27,332	6,964	14,058	169	839	60,586	23%

Total	3,628,618	1,359,404	90,591	24,057	35,514	8,260	2,481	1,520,306	42%

Exhibit 9, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Catastrophe Reinsurance Catastrophe	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	71,430	115,582	130,463	135,031	137,282	138,296	138,805	139,205	139,493	139,885	140,781
2005	140,049	267,489	324,909	347,638	361,680	353,780	352,129	352,391	357,256	356,977
2006	8,782	15,209	20,540	20,936	29,014	29,092	29,121	29,127	29,129
2007	17,663	48,889	50,864	51,721	51,976	52,082	52,244	52,280
2008	78,313	129,080	154,096	167,900	183,949	187,050	187,335
2009	13,885	23,940	27,068	28,048	28,248	28,325
2010	19,498	43,931	55,422	63,053	69,542
2011	181,048	291,126	338,254	353,006
2012	43,019	75,673	89,483
2013	28,309	78,573
2014	13,066

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	112,876	137,356	138,405	140,124	140,375	140,713	141,281	141,455	140,432	140,487	141,566
2005	292,259	372,969	373,423	373,206	370,966	358,426	355,369	354,710	357,892	357,146
2006	9,567	16,284	21,280	21,060	29,376	29,298	29,242	29,226	29,219
2007	58,366	61,528	55,550	54,974	53,675	52,826	52,632	52,408
2008	143,156	164,069	181,985	185,304	187,980	187,881	187,924
2009	29,662	30,559	29,917	29,580	29,221	29,010
2010	44,733	61,586	84,179	82,681	83,393
2011	343,077	372,100	369,216	366,187
2012	124,770	108,406	105,116
2013	108,077	120,483
2014	53,015

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	166,418	161,525	155,026	152,992	153,230	152,742	151,604	151,268	140,419	140,615	141,566
2005	347,360	439,168	375,683	379,988	380,491	367,935	365,406	362,571	366,587	357,211
2006	38,817	28,883	28,827	29,034	37,249	34,029	33,724	33,760	29,343
2007	97,200	72,393	59,772	58,824	57,249	56,350	56,205	52,866
2008	198,843	185,536	189,955	191,646	191,230	190,467	188,551
2009	51,776	38,981	32,321	31,629	31,307	30,126
2010	134,388	88,459	87,275	85,367	85,190
2011	395,188	388,798	373,651	369,954
2012	167,119	124,592	112,067
2013	155,803	128,012
2014	68,991

Diagonals as of 12/31

Exhibit 9, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Catastrophe Reinsurance Catastrophe	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	26.5%	25.7%	24.7%	24.3%	24.4%	24.3%	24.1%	24.1%	22.3%	22.4%	22.5%
2005	122.2%	154.5%	132.1%	133.6%	133.8%	129.4%	128.5%	127.5%	128.9%	125.6%
2006	13.5%	10.1%	10.0%	10.1%	13.0%	11.8%	11.7%	11.8%	10.2%
2007	29.7%	22.1%	18.3%	18.0%	17.5%	17.2%	17.2%	16.2%
2008	62.3%	58.1%	59.5%	60.0%	59.9%	59.6%	59.0%
2009	16.8%	12.6%	10.5%	10.3%	10.2%	9.8%
2010	42.7%	28.1%	27.7%	27.1%	27.1%
2011	113.9%	112.1%	107.7%	106.7%
2012	45.6%	34.0%	30.6%
2013	41.5%	34.1%
2014	20.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	561,321	562,515	561,562	629,094	628,836	628,847	628,787	628,732	628,754	628,655	628,695
2005	268,671	247,356	288,478	286,525	284,817	284,677	284,782	285,007	284,315	284,332
2006	244,113	288,095	287,439	287,350	287,277	287,238	287,644	287,243	287,246
2007	338,498	328,164	327,374	327,193	327,168	327,218	326,939	326,945
2008	329,433	322,595	321,245	320,477	319,703	319,366	319,395
2009	311,065	310,514	309,177	308,657	308,290	308,415
2010	320,872	318,460	315,463	314,418	314,917
2011	353,055	349,277	345,571	346,815
2012	377,972	364,349	366,670
2013	365,831	375,862
2014	345,700

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	166,418	(4,893)	(6,499)	(2,034)	238	(488)	(1,138)	(336)	(10,849)	196	951	(24,852)
2005	347,360	91,808	(63,485)	4,305	503	(12,556)	(2,529)	(2,835)	4,016	(9,376)		9,851
2006	38,817	(9,933)	(56)	207	8,214	(3,220)	(305)	36	(4,417)			(9,474)
2007	97,200	(24,807)	(12,621)	(947)	(1,575)	(899)	(146)	(3,338)				(44,334)
2008	198,843	(13,307)	4,419	1,690	(416)	(763)	(1,916)					(10,292)
2009	51,776	(12,795)	(6,660)	(692)	(322)	(1,181)						(21,650)
2010	134,388	(45,929)	(1,184)	(1,909)	(177)							(49,198)
2011	395,188	(6,391)	(15,147)	(3,697)								(25,234)
2012	167,119	(42,527)	(12,526)									(55,053)
2013	155,803	(27,791)										(27,791)
2014	68,991

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(4,893)	85,309	(75,452)	(20,320)	(25,706)	(14,802)	(58,558)	(23,570)	(56,566)	(63,467)	(258,026)

Diagonals as of 12/31

Exhibit 9, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Property Property	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	865,190	409,653	2,911	—	903	121	57	413,644	48%
2005	427,335	490,794	2,852	—	1,633	526	67	495,873	116%
2006	349,692	162,588	869	—	526	(100)	21	163,904	47%
2007	215,136	84,848	739	300	39	374	16	86,317	40%
2008	187,009	88,217	735	240	—	1,053	15	90,260	48%
2009	199,021	64,996	1,102	—	96	1,044	18	67,256	34%
2010	227,772	111,221	5,520	212	72	1,577	87	118,689	52%
2011	245,938	240,961	9,753	566	809	1,947	167	254,203	103%
2012	305,618	164,139	29,665	618	2,984	1,360	499	199,265	65%
2013	356,952	107,921	55,292	417	26,673	1,133	1,236	192,671	54%
2014	297,094	34,054	65,751	1,432	55,812	379	1,845	159,273	54%

Total	3,676,758	1,959,392	175,188	3,784	89,548	9,414	4,028	2,241,354	61%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	613	(178)	—	—	7	—	—	(171)	-28%
2005	46	9	—	—	—	—	—	9	20%
2006	1,986	—	—	—	—	—	—	—	0%
2007	3,608	—	—	—	—	—	—	—	0%
2008	1,066	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%
2013	3,771	—	—	—	—	—	—	—	0%
2014	1,249	—	—	—	1	—	—	1	0%

Total	12,339	(169)	—	—	8	—	—	(161)	-1%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	864,577	409,831	2,911	—	896	121	57	413,815	48%
2005	427,290	490,785	2,852	—	1,633	526	67	495,864	116%
2006	347,706	162,588	869	—	526	(100)	21	163,904	47%
2007	211,528	84,848	739	300	39	374	16	86,317	41%
2008	185,943	88,217	735	240	—	1,053	15	90,260	49%
2009	199,021	64,996	1,102	—	96	1,044	18	67,256	34%
2010	227,772	111,221	5,520	212	72	1,577	87	118,689	52%
2011	245,938	240,961	9,753	566	809	1,947	167	254,203	103%
2012	305,618	164,139	29,665	618	2,984	1,360	499	199,265	65%
2013	353,180	107,921	55,292	417	26,673	1,133	1,236	192,671	55%
2014	295,845	34,054	65,751	1,432	55,811	379	1,845	159,272	54%

Total	3,664,418	1,959,561	175,188	3,784	89,539	9,414	4,028	2,241,515	61%

Exhibit 10, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Property Property	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	152,905	295,611	354,692	382,733	393,996	400,787	404,554	406,659	406,865	409,257	409,653
2005	99,710	294,027	402,119	446,488	469,563	473,467	478,222	483,894	490,504	490,794
2006	29,108	106,255	138,257	153,121	158,974	162,806	163,711	163,600	162,588
2007	15,915	55,975	74,102	82,645	83,738	84,073	84,721	84,848
2008	12,779	62,392	77,363	81,751	82,995	88,584	88,217
2009	14,510	49,371	59,605	63,898	65,648	64,996
2010	24,506	84,168	101,508	108,626	111,221
2011	49,916	154,019	227,872	240,961
2012	29,208	127,412	164,139
2013	31,064	107,921
2014	34,054

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	303,593	403,813	419,515	416,704	415,829	414,921	412,585	410,682	410,231	412,610	412,563
2005	316,547	477,279	505,092	504,951	498,941	488,692	490,947	494,336	495,725	493,646
2006	95,417	141,262	151,031	163,443	166,689	167,315	166,325	164,938	163,457
2007	36,870	88,418	86,106	85,436	85,698	85,347	85,796	85,887
2008	65,361	88,126	89,624	89,497	88,470	89,726	89,193
2009	35,155	66,045	67,653	67,752	67,280	66,098
2010	77,380	122,578	123,331	116,143	116,953
2011	137,380	263,730	257,723	251,280
2012	151,720	194,183	194,421
2013	109,416	163,630
2014	101,237

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	527,986	453,762	427,618	421,302	416,545	415,435	414,024	411,757	411,038	413,382	413,466
2005	516,081	507,986	511,198	503,739	498,892	488,969	492,337	495,069	496,608	495,279
2006	181,888	157,261	155,439	165,739	168,320	168,958	167,668	165,468	163,983
2007	90,063	95,890	87,930	86,824	85,938	85,302	85,807	85,926
2008	107,893	99,951	91,583	90,058	88,833	89,709	89,193
2009	95,349	77,333	69,672	68,742	67,476	66,194
2010	143,221	150,663	125,912	118,064	117,024
2011	272,285	289,334	266,290	252,089
2012	251,963	216,390	197,406
2013	203,629	190,303
2014	157,049

Diagonals as of 12/31

Exhibit 10, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Property Property	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	61.0%	52.4%	49.4%	48.7%	48.1%	48.0%	47.9%	47.6%	47.5%	47.8%	47.8%
2005	120.8%	118.9%	119.6%	117.9%	116.7%	114.4%	115.2%	115.9%	116.2%	115.9%
2006	52.0%	45.0%	44.5%	47.4%	48.1%	48.3%	47.9%	47.3%	46.9%
2007	41.9%	44.6%	40.9%	40.4%	39.9%	39.7%	39.9%	39.9%
2008	57.7%	53.4%	49.0%	48.2%	47.5%	48.0%	47.7%
2009	47.9%	38.9%	35.0%	34.5%	33.9%	33.3%
2010	62.9%	66.1%	55.3%	51.8%	51.4%
2011	110.7%	117.6%	108.3%	102.5%
2012	82.4%	70.8%	64.6%
2013	57.0%	53.3%
2014	52.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	847,191	857,676	857,208	862,570	865,791	865,679	865,978	865,304	865,302	865,172	865,190
2005	399,598	418,995	427,451	429,173	428,612	428,830	427,692	427,471	427,293	427,335
2006	328,703	344,099	349,499	349,842	349,840	349,937	349,930	349,903	349,692
2007	204,943	215,690	215,148	215,603	215,425	215,333	215,192	215,136
2008	178,059	186,777	187,152	187,120	187,105	187,045	187,009
2009	200,202	199,538	199,342	199,175	198,977	199,021
2010	223,466	228,089	228,022	227,485	227,772
2011	240,923	246,558	245,107	245,938
2012	297,773	303,379	305,618
2013	349,003	356,952
2014	297,094

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	527,986	(74,224)	(26,143)	(6,316)	(4,758)	(1,110)	(1,411)	(2,267)	(719)	2,344	84	(114,520)
2005	516,081	(8,095)	3,212	(7,459)	(4,846)	(9,923)	3,368	2,732	1,539	(1,329)		(20,802)
2006	181,888	(24,627)	(1,822)	10,300	2,581	638	(1,290)	(2,200)	(1,485)			(17,905)
2007	90,063	5,828	(7,960)	(1,106)	(886)	(636)	505	119				(4,137)
2008	107,893	(7,942)	(8,368)	(1,525)	(1,225)	876	(516)					(18,701)
2009	95,349	(18,016)	(7,661)	(930)	(1,265)	(1,282)						(29,154)
2010	143,221	7,442	(24,751)	(7,848)	(1,039)							(26,197)
2011	272,285	17,049	(23,044)	(14,201)								(20,196)
2012	251,963	(35,572)	(18,985)									(54,557)
2013	203,629	(13,326)										(13,326)
2014	157,049

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(74,224)	(34,239)	(27,731)	(8,211)	(11,558)	(36,244)	(891)	(9,770)	(64,667)	(51,960)	(319,495)

Diagonals as of 12/31

Exhibit 10, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty Casualty Motor	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	113,906	58,407	821	—	1,761	4	39	61,031	54%
2005	29,833	15,543	402	—	—	13	6	15,964	54%
2006	23,669	18,220	197	—	11	411	3	18,842	80%
2007	20,158	13,717	120	—	33	244	2	14,117	70%
2008	14,045	6,681	98	—	75	148	3	7,004	50%
2009	15,232	7,303	6,337	169	2,477	205	135	16,625	109%
2010	32,388	22,716	5,657	499	5,664	854	177	35,567	110%
2011	53,649	36,959	5,774	200	11,670	374	265	55,242	103%
2012	59,515	31,595	8,994	163	15,808	643	374	57,578	97%
2013	52,807	13,001	17,311	993	18,972	259	559	51,095	97%
2014	45,584	5,486	5,425	95	21,573	69	406	33,055	73%

Total	460,787	229,629	51,136	2,118	78,044	3,225	1,969	366,120	79%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	4,260	2,309	4	—	—	—	—	2,314	54%
2005	2,910	1,548	14	—	—	—	—	1,562	54%
2006	1,432	—	—	—	1	—	—	1	0%
2007	182	—	—	—	—	—	—	—	0%
2008	370	—	—	—	—	—	—	—	0%
2009	107	—	—	—	23	—	—	23	21%
2010	197	—	—	—	48	—	—	48	25%
2011	590	—	—	—	142	—	—	142	24%
2012	1,423	—	—	—	1,215	—	—	1,215	85%
2013	1,433	—	—	—	713	—	—	713	50%
2014	1,543	—	—	—	236	—	—	236	15%

Total	14,447	3,857	18	—	2,378	—	—	6,253	43%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	109,647	56,098	816	—	1,761	4	39	58,718	54%
2005	26,924	13,995	388	—	—	13	6	14,402	53%
2006	22,237	18,220	197	—	10	411	3	18,841	85%
2007	19,976	13,717	120	—	33	244	2	14,117	71%
2008	13,675	6,681	98	—	75	148	3	7,004	51%
2009	15,125	7,303	6,337	169	2,454	205	135	16,602	110%
2010	32,191	22,716	5,657	499	5,615	854	177	35,519	110%
2011	53,059	36,959	5,774	200	11,529	374	265	55,101	104%
2012	58,092	31,595	8,994	163	14,593	643	374	56,363	97%
2013	51,374	13,001	17,311	993	18,259	259	559	50,382	98%
2014	44,041	5,486	5,425	95	21,336	69	406	32,818	75%

Total	446,340	225,771	51,117	2,118	75,666	3,225	1,969	359,867	81%

Exhibit 11, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty Casualty Motor	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	28,289	38,661	47,444	52,254	55,222	57,170	57,612	57,925	58,098	58,223	58,407
2005	2,065	7,716	10,632	12,720	13,819	14,340	15,046	15,192	15,275	15,543
2006	2,949	10,272	14,011	15,967	17,194	17,788	17,979	18,108	18,220
2007	2,668	7,749	10,210	11,838	12,292	12,595	12,768	13,717
2008	1,174	4,245	5,940	6,663	6,417	6,648	6,681
2009	1,065	3,657	4,585	5,365	6,860	7,303
2010	6,791	17,613	20,565	22,136	22,716
2011	12,097	28,831	33,855	36,959
2012	15,695	28,619	31,595
2013	6,086	13,001
2014	5,486

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	43,164	52,617	54,736	58,507	58,603	58,427	58,238	58,280	58,249	58,524	59,228
2005	5,516	12,754	14,671	15,093	15,311	15,921	15,822	15,921	16,017	15,944
2006	4,378	18,485	19,872	20,098	19,350	19,035	18,637	18,443	18,417
2007	5,861	11,348	11,746	12,646	12,769	12,818	13,566	13,837
2008	2,609	7,007	8,071	7,373	6,847	6,837	6,778
2009	3,152	8,186	9,978	12,090	13,119	13,809
2010	10,013	23,573	26,407	28,011	28,872
2011	16,926	37,492	40,923	42,934
2012	21,421	38,493	40,752
2013	16,347	31,304
2014	11,006

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	74,503	70,113	77,792	77,945	75,207	73,512	73,395	73,197	71,294	60,943	60,988
2005	17,553	15,926	17,370	15,462	16,296	16,552	16,452	16,176	16,279	15,944
2006	18,007	21,918	22,317	22,054	20,736	20,818	19,979	18,576	18,428
2007	12,038	14,089	13,834	14,581	14,899	14,363	13,749	13,870
2008	7,826	8,770	8,865	7,860	7,346	7,203	6,854
2009	10,504	11,894	12,381	14,275	16,433	16,286
2010	23,669	29,706	31,304	34,912	34,536
2011	38,080	48,713	55,192	54,604
2012	51,130	57,610	56,560
2013	53,790	50,277
2014	32,579

Diagonals as of 12/31

Exhibit 11, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty Casualty Motor	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	65.4%	61.6%	68.3%	68.4%	66.0%	64.5%	64.4%	64.3%	62.6%	53.5%	53.5%
2005	58.8%	53.4%	58.2%	51.8%	54.6%	55.5%	55.1%	54.2%	54.6%	53.4%
2006	76.1%	92.6%	94.3%	93.2%	87.6%	88.0%	84.4%	78.5%	77.9%
2007	59.7%	69.9%	68.6%	72.3%	73.9%	71.3%	68.2%	68.8%
2008	55.7%	62.4%	63.1%	56.0%	52.3%	51.3%	48.8%
2009	69.0%	78.1%	81.3%	93.7%	107.9%	106.9%
2010	73.1%	91.7%	96.7%	107.8%	106.6%
2011	71.0%	90.8%	102.9%	101.8%
2012	85.9%	96.8%	95.0%
2013	101.9%	95.2%
2014	71.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	115,250	114,063	113,944	113,929	113,923	113,910	113,899	113,899	113,899	113,899	113,906
2005	27,964	29,900	29,828	29,824	29,819	29,829	29,829	29,826	29,826	29,833
2006	25,091	23,714	23,708	23,706	23,668	23,668	23,669	23,669	23,669
2007	20,553	20,248	20,219	20,159	20,159	20,158	20,158	20,158
2008	13,375	14,326	15,143	15,143	14,045	14,045	14,045
2009	15,620	16,808	16,810	15,232	15,232	15,232
2010	33,991	34,556	32,376	32,392	32,388
2011	55,966	53,752	53,636	53,649
2012	60,745	59,442	59,515
2013	53,691	52,807
2014	45,584

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	74,503	(4,389)	7,679	152	(2,738)	(1,694)	(117)	(198)	(1,903)	(10,351)	45	(13,514)
2005	17,553	(1,628)	1,444	(1,908)	834	256	(100)	(276)	103	(334)		(1,609)
2006	18,007	3,911	399	(263)	(1,318)	82	(839)	(1,403)	(148)			421
2007	12,038	2,051	(255)	747	318	(535)	(614)	121				1,832
2008	7,826	944	95	(1,005)	(514)	(144)	(349)					(973)
2009	10,504	1,390	487	1,894	2,159	(148)						5,781
2010	23,669	6,037	1,598	3,607	(376)							10,867
2011	38,080	10,633	6,479	(588)								16,524
2012	51,130	6,479	(1,050)									5,430
2013	53,790	(3,513)										(3,513)
2014	32,579

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(4,389)	6,051	5,508	(2,197)	(435)	1,053	5,622	10,057	6,316	(6,339)	21,247

Diagonals as of 12/31

Exhibit 11, Page 3

Valuation Date: December 31,2014	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.55925 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Other

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	404,159	184,749	12,945	4,212	38,085	87	829	240,907	60%
2005	198,438	82,193	8,392	2,375	18,577	176	440	112,153	57%
2006	164,751	52,876	8,199	1,625	17,860	161	415	81,137	49%
2007	113,233	52,747	10,396	3,420	15,905	699	446	83,613	74%
2008	105,299	42,232	9,840	546	15,548	746	389	69,301	66%
2009	110,477	47,881	9,082	2,237	22,235	898	503	82,837	75%
2010	127,208	44,747	10,505	4,742	32,844	669	721	94,228	74%
2011	132,309	38,579	15,521	5,179	40,500	331	918	101,027	76%
2012	150,870	31,055	15,941	1,713	54,563	295	1,083	104,650	69%
2013	165,938	18,676	20,345	2,150	68,622	191	1,367	111,351	67%
2014	126,747	4,118	11,526	619	59,458	44	1,074	76,840	61%

Total	1,799,428	599,854	132,692	28,819	384,198	4,298	8,186	1,158,045	64%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	—	0%
2009	346	—	—	—	169	—	—	169	49%
2010	437	—	—	—	263	—	—	263	60%
2011	404	—	—	—	212	—	—	212	53%
2012	—	—	—	—	—	—	—	—	0%
2013	—	—	—	—	—	—	—	—	0%
2014	—	—	—	—	—	—	—	—	0%

Total	1,186	—	—	—	643	—	—	643	54%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	404,159	184,749	12,945	4,212	38,085	87	829	240,907	60%
2005	198,438	82,193	8,392	2,375	18,577	176	440	112,153	57%
2006	164,751	52,876	8,199	1,625	17,860	161	415	81,137	49%
2007	113,233	52,747	10,396	3,420	15,905	699	446	83,613	74%
2008	105,299	42,232	9,840	546	15,548	746	389	69,301	66%
2009	110,130	47,881	9,082	2,237	22,066	898	503	82,668	75%
2010	126,771	44,747	10,505	4,742	32,581	669	721	93,966	74%
2011	131,906	38,579	15,521	5,179	40,288	331	918	100,815	76%
2012	150,870	31,055	15,941	1,713	54,563	295	1,083	104,650	69%
2013	165,938	18,676	20,345	2,150	68,622	191	1,367	111,351	67%
2014	126,747	4,118	11,526	619	59,458	44	1,074	76,840	61%

Total	1,798,242	599,854	132,692	28,819	383,554	4,298	8,186	1,157,402	64%

Exhibit 12, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty Casualty Other	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	15,145	34,503	65,314	87,053	118,131	143,215	156,369	172,604	176,812	182,034	184,749
2005	3,462	13,919	23,017	38,819	50,227	57,423	62,505	70,523	77,269	82,193
2006	3,632	9,387	16,654	23,562	31,388	39,316	45,792	51,047	52,876
2007	1,396	7,378	13,917	23,218	36,896	43,120	49,532	52,747
2008	860	8,314	23,359	32,736	40,237	45,692	42,232
2009	1,919	16,062	24,337	39,451	47,642	47,881
2010	2,940	11,987	26,638	37,463	44,747
2011	4,927	15,542	28,659	38,579
2012	5,363	18,048	31,055
2013	7,203	18,676
2014	4,118

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	52,719	107,978	136,294	157,316	187,662	198,483	188,839	198,749	203,244	207,698	201,906
2005	11,535	25,603	46,488	58,057	74,372	77,732	79,886	85,809	88,280	92,960
2006	10,458	22,545	32,464	47,599	48,381	56,183	60,124	62,032	62,700
2007	8,922	20,209	38,330	48,447	56,636	64,664	67,397	66,563
2008	5,186	26,358	39,655	48,887	53,583	60,202	52,618
2009	8,706	31,605	40,963	54,234	61,689	59,200
2010	14,251	35,309	50,531	58,490	59,994
2011	17,681	41,655	51,035	59,279
2012	15,980	35,512	48,709
2013	21,777	41,171
2014	16,263

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	255,539	257,019	237,462	259,914	277,896	268,748	254,866	255,622	245,592	246,230	239,991
2005	120,021	99,978	116,299	114,229	119,749	117,286	110,651	109,253	106,441	111,537
2006	93,841	98,712	95,347	97,027	88,252	87,208	82,595	79,066	80,560
2007	72,344	74,617	77,761	84,561	85,857	84,142	79,899	82,468
2008	68,121	76,737	83,362	82,368	74,842	73,091	68,166
2009	76,116	87,655	85,042	85,724	85,003	81,436
2010	103,199	104,838	99,731	92,996	92,838
2011	106,118	102,924	98,140	99,779
2012	107,368	103,468	103,272
2013	111,169	109,793
2014	75,721
Diagonals as of 12/31

Exhibit 12, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty Casualty Other	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	63.2%	63.6%	58.8%	64.3%	68.8%	66.5%	63.1%	63.2%	60.8%	60.9%	59.4%
2005	60.5%	50.4%	58.6%	57.6%	60.3%	59.1%	55.8%	55.1%	53.6%	56.2%
2006	57.0%	59.9%	57.9%	58.9%	53.6%	52.9%	50.1%	48.0%	48.9%
2007	63.9%	65.9%	68.7%	74.7%	75.8%	74.3%	70.6%	72.8%
2008	64.7%	72.9%	79.2%	78.2%	71.1%	69.4%	64.7%
2009	68.9%	79.3%	77.0%	77.6%	76.9%	73.7%
2010	81.1%	82.4%	78.4%	73.1%	73.0%
2011	80.2%	77.8%	74.2%	75.4%
2012	71.2%	68.6%	68.5%
2013	67.0%	66.2%
2014	59.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	460,114	478,231	475,044	406,449	403,167	404,333	404,711	404,772	405,200	405,164	404,159
2005	242,647	245,412	199,855	200,592	202,737	202,381	202,437	202,946	203,203	198,438
2006	211,531	170,128	170,694	171,955	171,792	171,884	172,162	172,581	164,751
2007	130,510	122,492	122,190	123,535	123,515	122,578	122,907	113,233
2008	115,437	111,896	112,376	116,351	116,825	117,153	105,299
2009	118,093	117,392	122,410	123,253	122,631	110,477
2010	134,136	138,218	139,602	136,881	127,208
2011	139,082	145,304	140,983	132,309
2012	160,730	160,942	150,870
2013	176,487	165,938
2014	126,747

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	255,539	1,480	(19,557)	22,452	17,982	(9,147)	(13,883)	756	(10,030)	638	(6,239)	(15,548)
2005	120,021	(20,043)	16,321	(2,070)	5,520	(2,463)	(6,635)	(1,398)	(2,812)	5,096		(8,484)
2006	93,841	4,871	(3,365)	1,680	(8,775)	(1,044)	(4,612)	(3,529)	1,494			(13,280)
2007	72,344	2,274	3,144	6,800	1,296	(1,715)	(4,242)	2,569				10,124
2008	68,121	8,616	6,626	(994)	(7,526)	(1,751)	(4,924)					45
2009	76,116	11,539	(2,613)	682	(720)	(3,568)						5,319
2010	103,199	1,639	(5,107)	(6,735)	(158)							(10,361)
2011	106,118	(3,194)	(4,784)	1,638								(6,340)
2012	107,368	(3,901)	(196)									(4,096)
2013	111,169	(1,375)										(1,375)
2014	75,721

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	1,480	(39,600)	43,644	14,820	9,812	(157)	(7,595)	(32,901)	(27,837)	(5,662)	(43,995)

Diagonals as of 12/31

Exhibit 12, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty Workers Compensation (Predominantly Ground Up Pro Rata)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	32,360	12,820	3,808	45	9,173	26	195	26,067	81%
2005	71,827	48,410	3,249	—	5,766	26	135	57,586	80%
2006	128,277	51,148	5,179	—	6,962	57	182	63,528	50%
2007	25,171	3,797	792	—	1,649	24	37	6,298	25%
2008	1,468	1,037	—	—	151	4	2	1,194	81%
2009	1,529	0	—	—	1,265	0	19	1,285	84%
2010	5,600	193	1,225	458	3,243	3	74	5,196	93%
2011	4,991	2,217	1,469	129	780	21	36	4,651	93%
2012	5,412	637	542	675	2,939	5	62	4,862	90%
2013	4,771	—	614	740	3,091	—	67	4,512	95%
2014	7,277	13	1,674	185	4,879	0	101	6,853	94%

Total	288,684	120,272	18,553	2,231	39,898	167	910	182,031	63%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	4	232	5	—	0	—	—	237	6278%
2005	1,775	635	59	—	81	—	—	776	44%
2006	2,784	—	—	—	99	—	—	99	4%
2007	42	—	—	—	4	—	—	4	9%
2008	—	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%
2013	—	—	—	—	—	—	—	—	0%
2014	—	—	—	—	—	—	—	—	0%

Total	4,604	867	64	—	184	—	—	1,116	24%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	32,357	12,588	3,803	45	9,172	26	195	25,830	80%
2005	70,052	47,775	3,190	—	5,685	26	135	56,810	81%
2006	125,494	51,148	5,179	—	6,863	57	182	63,429	51%
2007	25,128	3,797	792	—	1,645	24	37	6,294	25%
2008	1,468	1,037	—	—	151	4	2	1,194	81%
2009	1,529	0	—	—	1,265	0	19	1,285	84%
2010	5,600	193	1,225	458	3,243	3	74	5,196	93%
2011	4,991	2,217	1,469	129	780	21	36	4,651	93%
2012	5,412	637	542	675	2,939	5	62	4,862	90%
2013	4,771	—	614	740	3,091	—	67	4,512	95%
2014	7,277	13	1,674	185	4,879	0	101	6,853	94%

Total	284,079	119,405	18,488	2,231	39,714	167	910	180,915	64%

Exhibit 13, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty Workers Compensation (Predominantly Ground Up Pro Rata)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	189	1,608	3,705	4,699	6,252	8,359	8,852	9,958	11,288	11,521	12,820
2005	1,474	20,008	27,019	34,592	39,890	43,350	45,381	46,575	47,648	48,410
2006	2,781	21,080	29,847	36,252	40,591	44,491	47,162	49,357	51,148
2007	828	1,241	1,580	1,816	2,427	2,984	3,403	3,797
2008	—	—	—	—	—	—	1,037
2009	—	—	—	0	0	0
2010	—	51	134	183	193
2011	—	598	1,621	2,217
2012	—	355	637
2013	—	—
2014	13

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	3,984	9,462	13,019	13,919	14,904	14,549	14,999	15,463	16,138	17,289	16,674
2005	5,750	43,224	44,239	48,142	50,874	48,487	49,951	50,852	51,429	51,659
2006	6,769	30,412	36,108	40,105	47,404	50,605	53,773	55,488	56,326
2007	1,069	1,391	1,637	2,123	2,824	3,843	4,166	4,589
2008	—	—	—	—	—	—	1,037
2009	—	—	—	0	0	0
2010	1,163	1,254	1,306	1,416	1,876
2011	375	1,355	3,690	3,814
2012	327	1,347	1,855
2013	768	1,354
2014	1,873

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	23,877	26,730	28,495	28,805	28,625	27,307	26,679	25,963	24,556	25,520	25,846
2005	43,289	59,469	55,980	56,144	56,102	53,459	53,955	54,141	58,029	57,425
2006	58,221	64,961	56,027	52,933	56,994	58,246	59,967	63,414	63,289
2007	11,873	7,379	5,409	4,957	5,183	6,214	5,931	6,238
2008	981	981	981	677	1,191	1,188	1,188
2009	—	—	—	1,266	1,266	1,266
2010	5,561	5,242	4,782	4,720	5,119
2011	4,074	4,296	4,555	4,594
2012	4,421	4,424	4,794
2013	4,246	4,445
2014	6,751

Diagonals as of 12/31

Exhibit 13, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty Workers Compensation (Predominantly Ground Up Pro Rata)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	73.8%	82.6%	88.1%	89.0%	88.5%	84.4%	82.4%	80.2%	75.9%	78.9%	79.9%
2005	60.3%	82.8%	77.9%	78.2%	78.1%	74.4%	75.1%	75.4%	80.8%	79.9%
2006	45.4%	50.6%	43.7%	41.3%	44.4%	45.4%	46.7%	49.4%	49.3%
2007	47.2%	29.3%	21.5%	19.7%	20.6%	24.7%	23.6%	24.8%
2008	66.8%	66.8%	66.8%	46.1%	81.1%	80.9%	80.9%
2009	0.0%	0.0%	0.0%	82.8%	82.8%	82.8%
2010	99.3%	93.6%	85.4%	84.3%	91.4%
2011	81.6%	86.1%	91.3%	92.1%
2012	81.7%	81.7%	88.6%
2013	89.0%	93.2%
2014	92.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	36,348	34,543	34,695	34,684	34,698	34,713	34,717	34,717	34,727	34,727	32,360
2005	53,497	73,528	73,644	73,130	73,305	71,721	71,753	71,794	71,797	71,827
2006	122,779	131,198	129,112	129,188	128,225	128,244	128,257	128,259	128,277
2007	24,172	24,003	24,005	24,004	24,004	25,171	25,171	25,171
2008	300	300	300	300	1,468	1,468	1,468
2009	—	—	—	1,529	1,529	1,529
2010	3,628	3,969	5,557	5,600	5,600
2011	4,516	4,945	4,991	4,991
2012	5,015	5,347	5,412
2013	4,650	4,771
2014	7,277

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	23,877	2,853	1,765	310	(180)	(1,318)	(628)	(716)	(1,407)	965	326	1,969
2005	43,289	16,180	(3,489)	164	(42)	(2,643)	496	187	3,887	(604)		14,136
2006	58,221	6,741	(8,934)	(3,094)	4,061	1,252	1,721	3,446	(125)			5,068
2007	11,873	(4,494)	(1,970)	(452)	226	1,031	(283)	306				(5,636)
2008	981	—	—	(304)	513	(3)	—					207
2009	—	—	—	1,266	0	(0)						1,266
2010	5,561	(319)	(459)	(62)	399							(442)
2011	4,074	222	259	39								520
2012	4,421	3	370									373
2013	4,246	199										199
2014	6,751

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	2,853	17,945	3,561	(13,444)	(6,424)	338	635	3,073	8,213	909	17,659

Diagonals as of 12/31

Exhibit 13, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Professional Reinsurance Professional Liability	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	168,887	75,310	4,231	—	4,545	25	132	84,243	50%
2005	107,991	33,746	4,183	625	2,744	67	113	41,478	38%
2006	87,282	23,401	6,653	600	990	201	124	31,968	37%
2007	76,130	35,289	4,880	2,075	4,788	315	176	47,523	62%
2008	66,148	35,302	8,940	2,357	3,056	332	215	50,203	76%
2009	68,860	32,008	8,843	3,990	4,708	295	263	50,107	73%
2010	91,677	29,181	4,818	2,552	15,248	260	339	52,399	57%
2011	71,134	13,699	6,591	3,288	16,820	143	400	40,941	58%
2012	58,714	4,221	3,701	2,530	28,449	46	520	39,468	67%
2013	71,695	2,194	2,910	1,044	40,698	27	670	47,543	66%
2014	152,138	592	2,506	701	82,152	7	1,280	87,238	57%

Total	1,020,657	284,944	58,256	19,761	204,200	1,719	4,233	573,112	56%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%
2013	—	—	—	—	—	—	—	—	0%
2014	—	—	—	—	—	—	—	—	0%

Total	—	—	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	168,887	75,310	4,231	—	4,545	25	132	84,243	50%
2005	107,991	33,746	4,183	625	2,744	67	113	41,478	38%
2006	87,282	23,401	6,653	600	990	201	124	31,968	37%
2007	76,130	35,289	4,880	2,075	4,788	315	176	47,523	62%
2008	66,148	35,302	8,940	2,357	3,056	332	215	50,203	76%
2009	68,860	32,008	8,843	3,990	4,708	295	263	50,107	73%
2010	91,677	29,181	4,818	2,552	15,248	260	339	52,399	57%
2011	71,134	13,699	6,591	3,288	16,820	143	400	40,941	58%
2012	58,714	4,221	3,701	2,530	28,449	46	520	39,468	67%
2013	71,695	2,194	2,910	1,044	40,698	27	670	47,543	66%
2014	152,138	592	2,506	701	82,152	7	1,280	87,238	57%

Total	1,020,657	284,944	58,256	19,761	204,200	1,719	4,233	573,112	56%

Exhibit 14, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Professional Reinsurance Professional Liability	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	2,165	9,584	18,293	37,322	49,531	60,997	67,976	72,485	74,349	74,949	75,310
2005	21	1,843	5,943	15,057	21,735	27,208	28,917	31,102	32,649	33,746
2006	128	1,082	2,833	6,821	12,360	16,929	19,733	21,503	23,401
2007	100	2,717	8,003	12,054	18,304	25,086	31,925	35,289
2008	300	3,066	8,510	15,287	25,102	30,422	35,302
2009	819	4,343	11,450	20,149	25,899	32,008
2010	1,467	7,125	14,523	22,886	29,181
2011	830	3,996	8,347	13,699
2012	444	1,680	4,221
2013	670	2,194
2014	592

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	13,972	37,981	73,878	73,351	75,656	83,387	81,656	79,864	79,923	79,897	79,541
2005	1,114	10,359	22,359	30,092	34,101	35,422	36,636	37,167	37,780	38,554
2006	997	7,753	12,752	18,317	24,768	28,761	29,036	29,435	30,654
2007	3,475	18,263	27,743	29,395	37,661	38,851	40,611	42,244
2008	1,911	16,039	29,708	40,099	43,726	43,900	46,599
2009	1,830	11,937	20,900	35,963	40,963	44,841
2010	3,451	15,080	24,601	34,292	36,552
2011	4,642	14,900	20,519	23,578
2012	1,911	5,187	10,452
2013	2,406	6,148
2014	3,799

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	116,558	113,508	110,127	98,003	86,203	90,861	87,907	86,006	85,258	84,565	84,086
2005	64,373	51,267	54,088	49,904	45,791	42,903	44,522	41,477	40,963	41,298
2006	53,026	48,483	45,667	41,964	38,737	34,038	32,058	31,655	31,643
2007	50,120	58,659	56,974	48,710	42,941	44,381	45,874	47,032
2008	45,363	47,215	50,745	49,582	50,475	48,565	49,655
2009	44,795	46,510	44,316	49,406	47,199	49,549
2010	59,261	60,487	62,694	59,496	51,800
2011	51,359	53,324	50,043	40,398
2012	41,164	39,142	38,901
2013	48,286	46,846
2014	85,950

Diagonals as of 12/31

Exhibit 14, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Professional Reinsurance Professional Liability	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	69.0%	67.2%	65.2%	58.0%	51.0%	53.8%	52.1%	50.9%	50.5%	50.1%	49.8%
2005	59.6%	47.5%	50.1%	46.2%	42.4%	39.7%	41.2%	38.4%	37.9%	38.2%
2006	60.8%	55.5%	52.3%	48.1%	44.4%	39.0%	36.7%	36.3%	36.3%
2007	65.8%	77.1%	74.8%	64.0%	56.4%	58.3%	60.3%	61.8%
2008	68.6%	71.4%	76.7%	75.0%	76.3%	73.4%	75.1%
2009	65.1%	67.5%	64.4%	71.7%	68.5%	72.0%
2010	64.6%	66.0%	68.4%	64.9%	56.5%
2011	72.2%	75.0%	70.4%	56.8%
2012	70.1%	66.7%	66.3%
2013	67.3%	65.3%
2014	56.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	167,701	170,216	169,975	168,895	168,688	169,030	168,860	168,883	168,742	168,846	168,887
2005	104,595	106,809	106,627	106,986	108,483	108,446	108,540	108,299	107,971	107,991
2006	84,254	87,510	87,440	88,447	87,644	87,683	87,591	87,378	87,282
2007	72,547	72,797	73,838	74,743	75,387	75,927	76,082	76,130
2008	66,688	69,717	69,641	66,332	66,503	66,403	66,148
2009	68,739	72,296	69,499	69,134	69,029	68,860
2010	94,385	91,439	91,509	91,325	91,677
2011	70,584	70,779	70,989	71,134
2012	56,775	58,026	58,714
2013	69,156	71,695
2014	152,138

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	116,558	(3,050)	(3,381)	(12,125)	(11,799)	4,658	(2,954)	(1,901)	(748)	(693)	(479)	(32,472)
2005	64,373	(13,106)	2,821	(4,184)	(4,114)	(2,887)	1,619	(3,045)	(514)	335		(23,075)
2006	53,026	(4,542)	(2,816)	(3,703)	(3,228)	(4,699)	(1,979)	(403)	(12)			(21,382)
2007	50,120	8,539	(1,685)	(8,265)	(5,768)	1,439	1,494	1,158				(3,088)
2008	45,363	1,852	3,530	(1,163)	893	(1,909)	1,090					4,292
2009	44,795	1,715	(2,193)	5,090	(2,208)	2,350						4,754
2010	59,261	1,226	2,207	(3,198)	(7,696)							(7,461)
2011	51,359	1,965	(3,281)	(9,645)								(10,961)
2012	41,164	(2,022)	(241)									(2,262)
2013	48,286	(1,440)										(1,440)
2014	85,950

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(3,050)	(16,487)	(13,846)	(10,260)	(2,991)	(12,089)	(12,880)	5,822	(12,734)	(14,579)	(93,094)

Diagonals as of 12/31

Exhibit 14, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Aerospace and Marine	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	285,837	136,426	2,712	—	17	31	41	139,226	49%
2005	210,058	309,588	4,642	—	4,211	1,033	133	319,607	152%
2006	199,807	74,810	4,854	—	3,103	269	119	83,155	42%
2007	111,394	72,166	6,789	431	996	562	123	81,067	73%
2008	78,852	36,960	4,613	49	2,916	456	114	45,109	57%
2009	52,389	24,660	3,699	23	2,010	259	86	30,738	59%
2010	50,890	22,266	3,613	245	0	251	58	26,433	52%
2011	54,224	32,088	4,007	750	411	227	78	37,562	69%
2012	56,214	19,554	7,904	114	3,637	161	175	31,545	56%
2013	51,461	13,921	10,616	—	6,738	155	260	31,691	62%
2014	57,969	6,580	10,231	4,519	21,032	76	537	42,974	74%

Total	1,209,094	749,019	63,681	6,131	45,071	3,481	1,723	869,106	72%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	3,061	—	—	—	—	—	—	—	0%
2007	3,595	2,522	—	—	—	—	—	2,522	70%
2008	3,721	—	—	—	—	—	—	—	0%
2009	2,239	—	—	—	—	—	—	—	0%
2010	2,614	—	—	—	—	—	—	—	0%
2011	1,919	—	—	—	—	—	—	—	0%
2012	763	—	—	—	—	—	—	—	0%
2013	12	—	—	—	—	—	—	—	0%
2014	2,854	—	—	—	—	—	—	—	0%

Total	20,779	2,522	—	—	—	—	—	2,522	12%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	285,837	136,426	2,712	—	17	31	41	139,226	49%
2005	210,058	309,588	4,642	—	4,211	1,033	133	319,607	152%
2006	196,746	74,810	4,854	—	3,103	269	119	83,155	42%
2007	107,799	69,644	6,789	431	996	562	123	78,545	73%
2008	75,131	36,960	4,613	49	2,916	456	114	45,109	60%
2009	50,150	24,660	3,699	23	2,010	259	86	30,738	61%
2010	48,275	22,266	3,613	245	0	251	58	26,433	55%
2011	52,304	32,088	4,007	750	411	227	78	37,562	72%
2012	55,451	19,554	7,904	114	3,637	161	175	31,545	57%
2013	51,449	13,921	10,616	—	6,738	155	260	31,691	62%
2014	55,114	6,580	10,231	4,519	21,032	76	537	42,974	78%

Total	1,188,315	746,497	63,681	6,131	45,071	3,481	1,723	866,585	73%

Exhibit 15, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Aerospace and Marine	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	47,058	87,564	107,356	123,136	128,978	132,257	133,403	134,813	135,738	136,175	136,426
2005	19,330	132,835	209,983	245,812	278,189	295,376	301,698	305,607	308,226	309,588
2006	6,416	23,208	41,602	54,138	63,750	69,896	73,648	74,328	74,810
2007	8,787	27,814	43,519	54,716	59,822	67,146	70,144	72,166
2008	7,048	20,636	27,083	31,292	35,358	35,928	36,960
2009	3,995	13,436	18,237	21,114	23,540	24,660
2010	4,564	13,548	19,053	21,363	22,266
2011	8,526	23,813	29,495	32,088
2012	4,605	14,322	19,554
2013	5,368	13,921
2014	6,580

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	94,395	137,782	145,391	150,529	146,471	145,572	142,725	140,836	139,163	139,173	139,137
2005	156,889	275,947	295,747	315,328	326,951	320,798	319,883	315,260	314,200	314,230
2006	22,026	54,781	79,077	81,132	85,299	85,422	81,304	79,746	79,664
2007	26,644	62,800	72,464	79,302	80,119	78,941	79,063	79,385
2008	19,366	35,741	42,837	43,367	43,610	42,189	41,622
2009	13,481	28,481	30,939	31,372	29,623	28,383
2010	11,429	24,168	26,213	26,383	26,124
2011	24,245	36,277	37,124	36,845
2012	14,252	24,929	27,573
2013	11,537	24,537
2014	21,330

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	175,795	164,132	150,822	152,448	147,368	148,312	145,869	145,138	141,082	140,142	139,154
2005	230,921	302,268	299,835	312,488	325,130	325,240	331,191	321,875	320,486	318,441
2006	90,053	82,945	89,005	85,790	89,170	92,267	88,903	85,670	82,766
2007	63,471	73,312	76,518	80,146	81,146	80,408	80,209	80,382
2008	53,817	50,251	53,616	44,650	46,856	45,986	44,539
2009	37,091	36,320	34,316	33,962	32,546	30,393
2010	32,094	30,168	27,382	26,810	26,124
2011	48,149	45,035	40,518	37,257
2012	40,965	40,441	31,210
2013	35,118	31,275
2014	42,362

Diagonals as of 12/31

Exhibit 15, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Aerospace and Marine	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	61.5%	57.4%	52.8%	53.3%	51.6%	51.9%	51.0%	50.8%	49.4%	49.0%	48.7%
2005	109.9%	143.9%	142.7%	148.8%	154.8%	154.8%	157.7%	153.2%	152.6%	151.6%
2006	45.1%	41.5%	44.5%	42.9%	44.6%	46.2%	44.5%	42.9%	41.4%
2007	57.0%	65.8%	68.7%	71.9%	72.8%	72.2%	72.0%	72.2%
2008	68.3%	63.7%	68.0%	56.6%	59.4%	58.3%	56.5%
2009	70.8%	69.3%	65.5%	64.8%	62.1%	58.0%
2010	63.1%	59.3%	53.8%	52.7%	51.3%
2011	88.8%	83.1%	74.7%	68.7%
2012	72.9%	71.9%	55.5%
2013	68.2%	60.8%
2014	73.1%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	273,588	281,442	284,981	285,146	285,445	285,409	285,828	285,816	285,816	285,806	285,837
2005	226,073	212,844	213,138	213,766	213,211	210,838	210,104	209,950	209,691	210,058
2006	193,968	198,159	201,118	200,618	200,856	200,248	199,588	199,345	199,807
2007	111,054	113,656	113,434	111,906	111,897	111,662	111,269	111,394
2008	76,761	77,996	78,601	78,648	78,587	78,226	78,852
2009	49,939	51,956	52,243	52,411	52,110	52,389
2010	48,635	50,919	51,378	50,631	50,890
2011	52,707	54,514	53,962	54,224
2012	56,455	55,706	56,214
2013	49,615	51,461
2014	57,969

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	175,795	(11,662)	(13,310)	1,626	(5,080)	944	(2,442)	(732)	(4,056)	(940)	(988)	(36,640)
2005	230,921	71,348	(2,433)	12,653	12,641	110	5,951	(9,316)	(1,389)	(2,045)		87,521
2006	90,053	(7,108)	6,060	(3,215)	3,379	3,097	(3,363)	(3,233)	(2,904)			(7,286)
2007	63,471	9,841	3,206	3,628	1,000	(738)	(199)	172				16,911
2008	53,817	(3,566)	3,366	(8,966)	2,206	(870)	(1,447)					(9,278)
2009	37,091	(771)	(2,004)	(355)	(1,416)	(2,153)						(6,698)
2010	32,094	(1,926)	(2,786)	(572)	(686)							(5,970)
2011	48,149	(3,114)	(4,517)	(3,262)								(10,892)
2012	40,965	(525)	(9,231)									(9,756)
2013	35,118	(3,842)										(3,842)
2014	42,362

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(11,662)	58,037	(7,915)	23,474	10,010	7,270	(3,579)	(21,522)	(13,659)	(26,386)	14,068

Diagonals as of 12/31

Exhibit 15, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Reinsurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	68	2	—	—	—	—	—	2	3%
2005	37,822	28,361	—	—	—	0	—	28,361	75%
2006	105,102	71,286	—	—	—	0	—	71,286	68%
2007	135,951	86,007	—	—	—	142	—	86,149	63%
2008	14,185	6,475	—	—	—	435	—	6,911	49%
2009	10,712	4,310	0	—	—	42	0	4,353	41%
2010	16,830	9,409	42	—	—	179	1	9,631	57%
2011	15,242	19,482	69	—	43	318	2	19,914	131%
2012	13,211	24,528	98	—	138	795	4	25,563	193%
2013	8,822	5,867	209	—	610	316	12	7,014	80%
2014	26,585	4,479	258	—	10,553	26	162	15,480	58%

Total	384,529	260,206	677	—	11,345	2,254	180	274,662	71%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%
2013	49	—	—	—	6	—	—	6	13%
2014	5,466	979	71	—	2,113	—	—	3,163	58%

Total	8,817	979	71	—	2,120	—	—	3,169	36%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	68	2	—	—	—	—	—	2	3%
2005	37,822	28,361	—	—	—	0	—	28,361	75%
2006	104,260	71,286	—	—	—	0	—	71,286	68%
2007	133,962	86,007	—	—	—	142	—	86,149	64%
2008	13,713	6,475	—	—	—	435	—	6,911	50%
2009	10,712	4,310	0	—	—	42	0	4,353	41%
2010	16,830	9,409	42	—	—	179	1	9,631	57%
2011	15,242	19,482	69	—	43	318	2	19,914	131%
2012	13,211	24,528	98	—	138	795	4	25,563	193%
2013	8,773	5,867	209	—	604	316	12	7,007	80%
2014	21,119	3,501	188	—	8,440	26	162	12,317	58%

Total	375,712	259,227	607	—	9,225	2,254	180	271,492	72%

Exhibit 16, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Reinsurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	2	2	2	2	2	2	2	2	2	2
2005	3,462	28,260	28,293	28,375	28,358	28,360	28,360	28,361	28,361	28,361
2006	275	71,952	71,952	71,269	71,283	71,280	71,286	71,286	71,286
2007	26	85,438	86,049	85,997	85,977	85,999	85,999	86,007
2008	1,450	6,244	6,447	6,447	6,464	6,464	6,475
2009	403	4,268	4,310	4,310	4,310	4,310
2010	1,088	9,233	9,395	9,407	9,409
2011	8,998	12,767	19,459	19,482
2012	17,703	24,158	24,528
2013	2,552	5,867
2014	4,479

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	2	2	2	2	2	2	2	2	2	2
2005	4,397	28,322	28,293	28,375	28,358	28,360	28,360	28,361	28,361	28,361
2006	275	71,952	71,952	71,269	71,283	71,280	71,286	71,286	71,286
2007	26	85,438	86,049	85,997	85,977	85,999	85,999	86,007
2008	1,450	6,244	6,447	6,447	6,464	6,464	6,475
2009	483	4,268	4,310	4,310	4,310	4,310
2010	2,078	9,440	10,280	9,450	9,451
2011	9,194	18,972	19,680	19,551
2012	20,608	24,947	24,626
2013	3,458	6,076
2014	4,738

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	61	2	2	2	2	2	2	2	2	2	2
2005	32,848	27,960	28,276	28,389	28,372	28,372	28,361	28,361	28,361	28,361
2006	68,027	72,664	72,150	71,436	71,444	71,284	71,286	71,286	71,286
2007	106,493	85,552	86,106	86,051	86,001	85,999	85,999	86,007
2008	11,919	6,182	6,458	6,462	6,464	6,464	6,475
2009	8,810	4,307	4,310	4,310	4,310	4,310
2010	12,361	9,372	10,280	9,553	9,451
2011	14,324	19,740	19,751	19,595
2012	35,934	25,709	24,764
2013	9,265	6,686
2014	15,291

Diagonals as of 12/31

Exhibit 16, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Reinsurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	89.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
2005	86.8%	73.9%	74.8%	75.1%	75.0%	75.0%	75.0%	75.0%	75.0%	75.0%
2006	64.7%	69.1%	68.6%	68.0%	68.0%	67.8%	67.8%	67.8%	67.8%
2007	78.3%	62.9%	63.3%	63.3%	63.3%	63.3%	63.3%	63.3%
2008	84.0%	43.6%	45.5%	45.6%	45.6%	45.6%	45.6%
2009	82.2%	40.2%	40.2%	40.2%	40.2%	40.2%
2010	73.4%	55.7%	61.1%	56.8%	56.2%
2011	94.0%	129.5%	129.6%	128.6%
2012	272.0%	194.6%	187.5%
2013	105.0%	75.8%
2014	57.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	1,626	68	68	68	68	68	68	68	68	68	68
2005	37,217	38,317	37,853	37,819	37,821	37,822	37,822	37,822	37,822	37,822
2006	105,944	105,050	105,100	105,074	105,096	105,096	105,102	105,102	105,102
2007	131,990	135,909	135,949	135,946	135,912	135,951	135,951	135,951
2008	14,335	14,338	14,161	14,152	14,185	14,185	14,185
2009	11,419	10,623	10,712	10,712	10,712	10,712
2010	17,536	16,968	16,830	16,830	16,830
2011	14,364	15,233	15,242	15,242
2012	12,497	13,176	13,211
2013	8,505	8,822
2014	26,585

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	61	(59)	0	—	—	—	—	(0)	—	—	—	(59)
2005	32,848	(4,888)	316	113	(17)	(0)	(11)	0	(0)	—		(4,487)
2006	68,027	4,637	(514)	(714)	8	(160)	2	(0)	—			3,259
2007	106,493	(20,941)	554	(55)	(50)	(2)	(0)	8				(20,486)
2008	11,919	(5,737)	276	4	2	(0)	12					(5,444)
2009	8,810	(4,503)	3	0	0	(0)						(4,499)
2010	12,361	(2,989)	909	(728)	(102)							(2,910)
2011	14,324	5,416	12	(157)								5,271
2012	35,934	(10,225)	(945)									(11,169)
2013	9,265	(2,579)										(2,579)
2014	15,291

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(59)	(4,888)	4,953	(21,342)	(5,914)	(4,273)	(3,204)	6,326	(10,941)	(3,764)	(43,104)

Diagonals as of 12/31

Exhibit 16, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Surety and Trade Credit	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	685	98	0	—	—	0	0	98	14%
2005	37,064	16,020	1,699	—	156	9	28	17,913	48%
2006	60,920	20,949	2,195	—	477	13	40	23,673	39%
2007	59,713	15,560	773	—	809	34	24	17,200	29%
2008	47,518	5,429	307	—	973	82	19	6,810	14%
2009	36,229	8,948	1,506	235	1,232	113	45	12,079	33%
2010	35,034	11,850	2,069	—	1,249	195	50	15,412	44%
2011	33,269	10,701	1,955	—	1,829	104	57	14,646	44%
2012	32,626	7,560	2,106	125	4,481	62	101	14,435	44%
2013	49,996	12,636	4,954	—	11,695	168	250	29,703	59%
2014	62,565	4,504	4,261	100	25,419	32	447	34,762	56%

Total	455,618	114,255	21,825	460	48,321	810	1,059	186,730	41%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	4,414	1,545	247	—	29	—	—	1,821	41%
2006	4,304	—	—	—	82	—	—	82	2%
2007	77	368	43	—	1	—	—	412	537%
2008	171	243	18	—	2	—	—	263	154%
2009	219	39	—	—	5	—	—	44	20%
2010	515	206	22	—	17	—	—	245	47%
2011	1,770	156	2	—	77	—	—	235	13%
2012	1,931	110	3	—	136	—	—	248	13%
2013	2,509	12	3	—	477	—	—	492	20%
2014	2,651	—	—	—	1,140	—	—	1,140	43%

Total	18,561	2,678	339	—	1,965	—	—	4,982	27%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	685	98	0	—	—	0	0	98	14%
2005	32,650	14,475	1,452	—	128	9	28	16,092	49%
2006	56,615	20,949	2,195	—	395	13	40	23,591	42%
2007	59,637	15,192	730	—	809	34	24	16,788	28%
2008	47,347	5,187	289	—	971	82	19	6,547	14%
2009	36,010	8,909	1,506	235	1,227	113	45	12,035	33%
2010	34,518	11,644	2,047	—	1,232	195	50	15,168	44%
2011	31,499	10,546	1,953	—	1,752	104	57	14,410	46%
2012	30,695	7,450	2,103	125	4,346	62	101	14,187	46%
2013	47,487	12,624	4,951	—	11,217	168	250	29,210	62%
2014	59,913	4,504	4,261	100	24,278	32	447	33,622	56%

Total	437,057	111,578	21,486	460	46,356	810	1,059	181,748	42%

Exhibit 17, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Surety and Trade Credit	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	76	81	94	98	107	107	98	98	98
2005	589	5,430	9,374	10,372	12,061	14,490	14,862	15,005	15,871	16,020
2006	397	8,209	12,912	15,468	18,685	20,112	19,834	20,503	20,949
2007	2,785	8,035	12,218	12,624	13,932	14,371	14,945	15,560
2008	(120)	1,426	2,742	3,980	4,810	5,143	5,429
2009	281	3,560	6,218	6,964	7,585	8,948
2010	780	2,780	6,493	9,988	11,850
2011	796	5,347	8,875	10,701
2012	944	5,952	7,560
2013	1,884	12,636
2014	4,504

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	102	85	82	386	389	110	108	98	98	98
2005	4,173	9,072	12,249	15,181	15,654	16,743	16,664	16,735	17,313	17,719
2006	2,061	13,819	18,447	20,782	23,550	23,752	21,425	21,619	23,144
2007	9,974	11,136	14,643	14,905	15,530	15,781	16,259	16,332
2008	135	2,072	4,398	6,242	6,394	6,239	5,736
2009	2,158	6,155	8,853	9,340	9,572	10,689
2010	1,835	5,300	11,364	12,710	13,919
2011	1,459	9,276	11,932	12,656
2012	5,936	8,050	9,791
2013	9,806	17,591
2014	8,865

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	423	340	177	132	440	419	134	136	113	104	98
2005	24,739	19,171	15,612	18,021	17,626	18,232	17,973	17,588	17,808	17,876
2006	27,960	25,282	23,822	24,978	28,530	26,047	22,778	22,539	23,620
2007	35,095	23,617	20,911	21,152	18,556	17,615	17,419	17,142
2008	23,216	14,485	9,177	8,965	8,532	7,725	6,709
2009	23,020	15,825	13,629	11,800	11,349	11,921
2010	18,280	14,073	14,271	14,839	15,168
2011	16,665	17,103	15,087	14,485
2012	20,894	16,728	14,272
2013	34,185	29,285
2014	34,284

Diagonals as of 12/31

Exhibit 17, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Surety and Trade Credit	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	61.7%	49.7%	25.9%	19.2%	64.2%	61.1%	19.5%	19.9%	16.5%	15.2%	14.4%
2005	66.7%	51.7%	42.1%	48.6%	47.6%	49.2%	48.5%	47.5%	48.0%	48.2%
2006	45.9%	41.5%	39.1%	41.0%	46.8%	42.8%	37.4%	37.0%	38.8%
2007	58.8%	39.6%	35.0%	35.4%	31.1%	29.5%	29.2%	28.7%
2008	48.9%	30.5%	19.3%	18.9%	18.0%	16.3%	14.1%
2009	63.5%	43.7%	37.6%	32.6%	31.3%	32.9%
2010	52.2%	40.2%	40.7%	42.4%	43.3%
2011	50.1%	51.4%	45.4%	43.5%
2012	64.0%	51.3%	43.7%
2013	68.4%	58.6%
2014	54.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	579	595	678	684	677	683	683	684	684	684	685
2005	32,041	35,776	35,676	35,992	36,314	36,532	36,697	36,849	36,986	37,064
2006	54,398	57,048	58,140	58,885	59,544	59,953	60,371	60,714	60,920
2007	54,511	57,136	58,401	58,832	59,057	59,297	59,558	59,713
2008	47,730	47,230	46,983	47,015	47,181	47,403	47,518
2009	35,388	35,687	35,700	35,805	36,126	36,229
2010	35,075	34,585	34,374	34,773	35,034
2011	33,599	31,947	32,550	33,269
2012	33,587	32,563	32,626
2013	48,497	49,996
2014	62,565

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	423	(83)	(163)	(46)	308	(21)	(285)	2	(23)	(9)	(6)	(325)
2005	24,739	(5,567)	(3,559)	2,409	(394)	606	(259)	(385)	220	68		(6,863)
2006	27,960	(2,678)	(1,460)	1,157	3,552	(2,483)	(3,269)	(240)	1,081			(4,340)
2007	35,095	(11,478)	(2,706)	242	(2,597)	(940)	(197)	(277)				(17,953)
2008	23,216	(8,731)	(5,308)	(212)	(433)	(807)	(1,015)					(16,506)
2009	23,020	(7,195)	(2,196)	(1,830)	(451)	572						(11,099)
2010	18,280	(4,207)	198	568	329							(3,112)
2011	16,665	438	(2,015)	(602)								(2,180)
2012	20,894	(4,167)	(2,455)									(6,622)
2013	34,185	(4,900)										(4,900)
2014	34,284

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(83)	(5,730)	(6,283)	(10,222)	(10,696)	(8,388)	(11,952)	(6,245)	(7,096)	(7,206)	(73,900)

Diagonals as of 12/31

Exhibit 17, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Reinsurance Other Specialty - Miscellaneous	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	196,928	91,330	5,359	—	21,300	301	400	118,690	60%
2005	25,532	2,473	219	203	356	3	12	3,267	13%
2006	24,410	2,548	324	375	312	(7)	15	3,567	15%
2007	22,252	4,300	412	274	332	60	15	5,393	24%
2008	21,187	11,265	540	170	1,103	267	27	13,373	63%
2009	19,327	7,871	348	320	1,878	144	38	10,599	55%
2010	14,779	1,760	490	181	2,098	20	42	4,590	31%
2011	12,988	1,218	519	(143)	2,931	37	50	4,612	36%
2012	15,142	486	458	(196)	5,951	32	93	6,824	45%
2013	16,062	415	321	(147)	7,430	20	114	8,153	51%
2014	13,482	130	159	(98)	6,749	9	102	7,051	52%

Total	382,089	123,796	9,149	938	50,440	887	908	186,118	49%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%
2013	—	—	—	—	—	—	—	—	0%
2014	—	—	—	—	—	—	—	—	0%

Total	—	—	—	—	—	—	—	—	0%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	196,928	91,330	5,359	—	21,300	301	400	118,690	60%
2005	25,532	2,473	219	203	356	3	12	3,267	13%
2006	24,410	2,548	324	375	312	(7)	15	3,567	15%
2007	22,252	4,300	412	274	332	60	15	5,393	24%
2008	21,187	11,265	540	170	1,103	267	27	13,373	63%
2009	19,327	7,871	348	320	1,878	144	38	10,599	55%
2010	14,779	1,760	490	181	2,098	20	42	4,590	31%
2011	12,988	1,218	519	(143)	2,931	37	50	4,612	36%
2012	15,142	486	458	(196)	5,951	32	93	6,824	45%
2013	16,062	415	321	(147)	7,430	20	114	8,153	51%
2014	13,482	130	159	(98)	6,749	9	102	7,051	52%

Total	382,089	123,796	9,149	938	50,440	887	908	186,118	49%

Exhibit 18, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Reinsurance Other Specialty - Miscellaneous	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	15,960	30,661	40,140	56,052	59,634	62,400	76,252	77,622	90,120	90,627	91,330
2005	1,014	1,410	1,538	1,552	1,592	1,660	1,768	1,771	1,762	2,473
2006	565	800	838	838	843	838	839	839	2,548
2007	600	1,450	1,484	1,570	1,563	1,579	1,579	4,300
2008	299	883	889	984	1,032	1,040	11,265
2009	759	1,252	1,250	1,250	1,250	7,871
2010	37	221	233	233	1,760
2011	176	544	551	1,218
2012	53	107	486
2013	45	415
2014	130

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	38,143	52,187	59,371	73,214	72,556	75,209	83,255	93,745	95,710	95,911	96,689
2005	1,109	1,770	1,851	1,785	1,784	1,824	1,905	1,790	1,813	2,896
2006	567	801	838	838	843	838	839	839	3,246
2007	738	1,453	1,487	1,584	1,576	1,594	1,579	4,986
2008	299	1,051	953	1,077	1,107	1,104	11,975
2009	1,048	1,256	1,254	1,254	1,254	8,539
2010	268	283	357	360	2,431
2011	312	580	583	1,594
2012	81	107	748
2013	65	589
2014	191

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	146,228	139,996	121,206	123,407	115,000	110,800	115,733	120,889	118,979	118,442	117,989
2005	16,461	14,481	11,183	8,484	5,943	3,707	3,545	2,807	2,667	3,252
2006	14,725	12,239	9,471	7,096	4,294	2,103	1,642	1,556	3,558
2007	13,490	12,282	10,404	7,844	5,765	3,459	3,173	5,319
2008	12,712	10,631	8,271	7,174	4,975	2,793	13,078
2009	10,206	11,198	9,097	7,501	6,564	10,417
2010	9,046	6,520	6,190	4,670	4,528
2011	9,219	8,312	6,691	4,525
2012	8,081	6,785	6,698
2013	8,377	8,019
2014	6,940

Diagonals as of 12/31

Exhibit 18, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty Reinsurance Other Specialty - Miscellaneous	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	74.3%	71.1%	61.5%	62.7%	58.4%	56.3%	58.8%	61.4%	60.4%	60.1%	59.9%
2005	64.5%	56.7%	43.8%	33.2%	23.3%	14.5%	13.9%	11.0%	10.4%	12.7%
2006	60.3%	50.1%	38.8%	29.1%	17.6%	8.6%	6.7%	6.4%	14.6%
2007	60.6%	55.2%	46.8%	35.3%	25.9%	15.5%	14.3%	23.9%
2008	60.0%	50.2%	39.0%	33.9%	23.5%	13.2%	61.7%
2009	52.8%	57.9%	47.1%	38.8%	34.0%	53.9%
2010	61.2%	44.1%	41.9%	31.6%	30.6%
2011	71.0%	64.0%	51.5%	34.8%
2012	53.4%	44.8%	44.2%
2013	52.2%	49.9%
2014	51.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	194,477	197,185	193,811	193,886	194,005	194,717	194,874	195,054	195,024	195,058	196,928
2005	19,226	19,585	19,943	20,144	20,212	20,173	20,226	20,245	20,245	25,532
2006	15,459	16,056	16,219	16,201	16,165	16,174	16,183	16,183	24,410
2007	11,932	12,430	12,398	12,398	12,402	12,404	12,404	22,252
2008	9,044	9,401	9,503	9,497	9,501	9,500	21,187
2009	6,974	7,426	7,454	7,462	7,463	19,327
2010	4,770	5,290	5,302	5,302	14,779
2011	3,594	3,890	3,873	12,988
2012	3,093	3,388	15,142
2013	2,237	16,062
2014	13,482

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	146,228	(6,232)	(18,790)	2,201	(8,407)	(4,200)	4,933	5,156	(1,910)	(537)	(453)	(28,239)
2005	16,461	(1,980)	(3,298)	(2,700)	(2,541)	(2,236)	(162)	(739)	(140)	585		(13,209)
2006	14,725	(2,485)	(2,768)	(2,376)	(2,801)	(2,191)	(462)	(86)	2,002			(11,167)
2007	13,490	(1,208)	(1,878)	(2,560)	(2,080)	(2,306)	(286)	2,146				(8,171)
2008	12,712	(2,082)	(2,360)	(1,096)	(2,199)	(2,182)	10,285					366
2009	10,206	992	(2,100)	(1,596)	(937)	3,853						211
2010	9,046	(2,526)	(330)	(1,520)	(142)							(4,517)
2011	9,219	(907)	(1,622)	(2,165)								(4,694)
2012	8,081	(1,296)	(87)									(1,383)
2013	8,377	(358)										(358)
2014	6,940

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(6,232)	(20,770)	(3,582)	(15,082)	(13,077)	(4,032)	(4,998)	(10,449)	(8,605)	15,666	(71,161)

Diagonals as of 12/31

Exhibit 18, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	13,413	—	—	—	—	—	—	—	0%
2008	610,185	592,474	—	—	—	—	—	592,474	97%
2009	599,813	530,026	—	—	—	—	—	530,026	88%
2010	564,234	336,025	—	—	—	—	—	336,025	60%
2011	847,048	1,105,662	—	—	130	—	—	1,105,792	131%
2012	885,139	1,200,934	99	—	3,113	—	—	1,204,146	136%
2013	966,095	1,178,587	427	—	3,826	—	—	1,182,840	122%
2014	873,555	580,281	222,045	—	65,552	—	—	867,877	99%

Total	5,359,483	5,523,989	222,570	—	72,621	—	—	5,819,180	109%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	7,725	—	—	—	—	—	—	—	0%
2008	253,728	278,640	—	—	—	—	—	278,640	110%
2009	268,099	248,661	—	—	—	—	—	248,661	93%
2010	166,349	56,017	—	—	—	—	—	56,017	34%
2011	282,434	597,744	—	—	117	—	—	597,862	212%
2012	336,266	628,049	79	—	2,642	—	—	630,770	188%
2013	392,557	616,541	255	—	2,887	—	—	619,683	158%
2014	402,153	228,078	144,969	—	43,154	—	—	416,201	103%

Total	2,109,311	2,653,730	145,304	—	48,800	—	—	2,847,834	135%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional				Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	PaidULAE	ULAE Reserve	& LAE	& LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	5,688	—	—	—	—	—	—	—	0%
2008	356,458	313,834	—	—	—	—	—	313,834	88%
2009	331,714	281,365	—	—	—	—	—	281,365	85%
2010	397,885	280,008	—	—	—	—	—	280,008	70%
2011	564,614	507,918	—	—	12	—	—	507,930	90%
2012	548,873	572,885	20	—	471	—	—	573,376	104%
2013	573,537	562,046	172	—	939	—	—	563,157	98%
2014	471,402	352,202	77,075	—	22,398	—	—	451,676	96%

Total	3,250,172	2,870,259	77,267	—	23,821	—	—	2,971,346	91%

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 19, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	28	505	1,467	13,216	—	—	—	—
2008	339,001	587,514	597,530	592,317	592,425	592,474	592,474
2009	402,835	523,951	528,783	530,388	530,026	530,026
2010	222,620	334,129	334,744	334,438	336,025
2011	897,889	1,101,196	1,103,651	1,105,662
2012	788,015	1,213,199	1,200,934
2013	834,238	1,178,587
2014	580,281

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	75	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	163	—	—	—	—	—
2007	724	505	1,467	13,226	—	—	—	—
2008	586,040	601,083	598,096	592,430	592,538	592,604	592,474
2009	571,689	533,684	529,366	531,247	530,104	530,026
2010	328,705	336,464	335,280	334,601	336,025
2011	1,098,453	1,102,233	1,103,925	1,105,662
2012	1,177,678	1,222,823	1,201,033
2013	1,081,660	1,179,014
2014	802,325

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	11,963	505	1,467	13,226	—	—	—	—
2008	656,056	613,150	610,094	592,430	592,538	592,604	592,474
2009	588,691	534,134	529,723	532,499	533,483	530,026
2010	402,433	338,069	337,209	335,727	336,025
2011	1,148,248	1,111,444	1,107,039	1,105,792
2012	1,227,976	1,228,939	1,204,146
2013	1,152,354	1,182,840
2014	867,877

Diagonals as of 12/31

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 19, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2007	89.2%	3.8%	10.9%	98.6%	0.0%	0.0%	0.0%	0.0%
2008	107.5%	100.5%	100.0%	97.1%	97.1%	97.1%	97.1%
2009	98.1%	89.1%	88.3%	88.8%	88.9%	88.4%
2010	71.3%	59.9%	59.8%	59.5%	59.6%
2011	135.6%	131.2%	130.7%	130.5%
2012	138.7%	138.8%	136.0%
2013	119.3%	122.4%
2014	99.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	13,413	13,413	13,413	13,413	13,413	13,413	13,413	13,413
2008	610,185	598,185	598,185	610,185	610,185	610,185	610,185
2009	600,073	599,813	599,813	599,813	599,813	599,813
2010	564,234	564,234	564,234	564,234	564,234
2011	847,048	847,048	847,048	847,048
2012	885,139	885,139	885,139
2013	966,095	966,095
2014	873,555

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	—	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—		—
2006	—	—	—	—	—	—	—	—	—			—
2007	11,963	(11,458)	962	11,759	(13,226)	—	—	—				(11,963)
2008	656,056	(42,906)	(3,056)	(17,664)	107	67	(130)					(63,582)
2009	588,691	(54,557)	(4,411)	2,776	983	(3,457)						(58,665)
2010	402,433	(64,364)	(860)	(1,482)	298							(66,408)
2011	1,148,248	(36,803)	(4,405)	(1,247)								(42,456)
2012	1,227,976	963	(24,793)									(23,830)
2013	1,152,354	30,486										30,486
2014	867,877

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	—	—	—	(11,458)	(41,944)	(45,855)	(99,664)	(34,780)	(3,874)	1,157	(236,418)

Diagonals as of 12/31

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 19, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	382,547	12,525	—	—	13,905	93	209	26,731	7%
2005	212,006	11,166	25,051	—	14,272	452	631	51,572	24%
2006	263,854	83,138	4,297	—	23,904	849	789	112,977	43%
2007	428,391	164,055	16,817	—	40,325	4,079	1,722	226,998	53%
2008	469,910	262,999	31,082	—	63,506	5,755	2,364	365,706	78%
2009	352,008	175,137	34,059	—	68,891	7,544	2,537	288,168	82%
2010	246,891	104,589	11,426	—	91,029	6,085	2,907	216,036	88%
2011	276,273	57,448	105,834	—	118,097	4,494	6,006	291,880	106%
2012	300,191	38,285	51,584	—	137,795	2,242	5,669	235,574	78%
2013	302,858	13,775	40,009	—	148,038	362	6,429	208,614	69%
2014	318,824	2,726	3,213	—	180,687	139	7,202	193,967	61%

Total	3,553,754	925,842	323,373	—	900,449	32,095	36,466	2,218,225	62%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	4,518	168	20	—	799	—	—	987	22%
2006	26,202	24,349	4,007	—	4,387	—	—	32,744	125%
2007	58,080	15,799	2,163	—	8,436	—	—	26,397	45%
2008	69,237	19,135	490	—	8,790	—	—	28,415	41%
2009	72,654	32,512	9,775	—	17,640	—	—	59,927	82%
2010	65,803	24,704	1,708	—	24,316	—	—	50,728	77%
2011	71,172	8,579	20,404	—	38,695	—	—	67,678	95%
2012	79,459	8,851	2,383	—	46,794	—	—	58,028	73%
2013	77,758	234	2,036	—	48,517	—	—	50,787	65%
2014	132,810	113	373	—	79,109	—	—	79,596	60%

Total	657,693	134,445	43,358	—	277,484	—	—	455,287	69%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	382,547	12,525	—	—	13,905	93	209	26,731	7%
2005	207,488	10,998	25,031	—	13,473	452	631	50,586	24%
2006	237,653	58,788	290	—	19,517	849	789	80,233	34%
2007	370,311	148,256	14,655	—	31,889	4,079	1,722	200,601	54%
2008	400,673	243,863	30,592	—	54,716	5,755	2,364	337,291	84%
2009	279,355	142,625	24,284	—	51,250	7,544	2,537	228,240	82%
2010	181,088	79,885	9,717	—	66,713	6,085	2,907	165,308	91%
2011	205,101	48,869	85,431	—	79,402	4,494	6,006	224,202	109%
2012	220,732	29,434	49,201	—	91,000	2,242	5,669	177,546	80%
2013	225,099	13,542	37,973	—	99,521	362	6,429	157,827	70%
2014	186,014	2,612	2,840	—	101,578	139	7,202	114,372	61%

Total	2,896,061	791,397	280,015	—	622,965	32,095	36,466	1,762,938	61%

Exhibit 20, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	18	19	22	22	1,731	1,731	3,457	3,466	12,506	12,512	12,525
2005	2,780	2,737	7,711	8,041	8,470	10,172	10,336	10,489	10,691	11,166
2006	374	13,425	25,271	57,172	61,827	66,688	74,374	77,371	83,138
2007	9,090	39,110	67,507	105,206	125,832	145,147	152,908	164,055
2008	36,318	82,125	129,348	166,593	197,500	239,064	262,999
2009	14,988	68,403	104,901	125,184	163,614	175,137
2010	754	3,802	34,367	79,954	104,589
2011	2,815	14,348	29,290	57,448
2012	3,044	20,205	38,285
2013	2,547	13,775
2014	2,726

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	5,018	5,019	772	772	1,759	1,731	3,506	6,506	12,506	12,513	12,525
2005	5,780	10,787	12,761	29,541	42,616	35,236	35,413	35,534	35,771	36,217
2006	7,766	45,262	48,587	63,072	67,173	85,109	89,343	87,111	87,435
2007	20,396	73,302	99,498	135,611	159,559	182,498	177,246	180,873
2008	91,036	141,702	216,830	256,088	284,533	280,119	294,081
2009	56,120	127,696	149,890	166,228	199,475	209,196
2010	28,262	86,465	101,075	117,218	116,014
2011	8,689	43,602	120,220	163,283
2012	10,147	66,451	89,869
2013	6,582	53,785
2014	5,939

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	247,159	214,115	192,346	166,612	138,828	117,221	71,278	54,998	42,694	31,935	26,429
2005	157,207	155,655	144,394	125,899	117,095	94,228	75,994	68,019	54,865	50,488
2006	202,589	208,470	184,586	168,791	148,076	144,434	139,063	119,997	111,339
2007	287,700	268,605	247,174	255,369	253,514	264,574	238,140	221,197
2008	320,689	317,657	358,489	378,012	377,307	360,003	357,586
2009	244,643	299,945	292,218	286,149	283,495	278,087
2010	206,647	239,953	238,164	228,798	207,044
2011	194,153	212,577	282,177	281,373
2012	216,043	229,627	227,664
2013	207,794	201,823
2014	186,626
Diagonals as of 12/31

Exhibit 20, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Casualty and Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	64.6%	56.0%	50.3%	43.6%	36.3%	30.6%	18.6%	14.4%	11.2%	8.3%	6.9%
2005	74.2%	73.4%	68.1%	59.4%	55.2%	44.4%	35.8%	32.1%	25.9%	23.8%
2006	76.8%	79.0%	69.9%	64.0%	56.1%	54.7%	52.7%	45.5%	42.2%
2007	67.1%	62.7%	57.7%	59.6%	59.2%	61.8%	55.6%	51.6%
2008	68.2%	67.6%	76.3%	80.4%	80.3%	76.6%	76.1%
2009	69.5%	85.2%	83.0%	81.3%	80.5%	79.0%
2010	83.8%	97.2%	96.5%	92.7%	83.9%
2011	70.2%	76.9%	102.1%	101.8%
2012	71.9%	76.5%	75.8%
2013	68.6%	66.6%
2014	58.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	384,048	382,585	382,585	382,545	382,545	382,547	382,547	382,547	382,547	382,547	382,547
2005	211,918	211,410	211,242	211,040	211,060	211,060	212,006	212,006	212,006	212,006
2006	263,198	265,026	264,402	264,353	264,381	263,783	263,862	263,862	263,854
2007	434,334	434,196	428,786	428,540	428,312	428,386	428,386	428,391
2008	474,560	470,394	469,675	470,009	469,990	469,885	469,910
2009	352,445	352,402	352,374	352,305	352,003	352,008
2010	246,278	247,139	247,177	246,891	246,891
2011	272,901	275,282	276,805	276,273
2012	291,475	301,201	300,191
2013	296,497	302,858
2014	318,824

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	247,159	(33,044)	(21,769)	(25,734)	(27,784)	(21,607)	(45,943)	(16,280)	(12,304)	(10,759)	(5,506)	(220,730)
2005	157,207	(1,552)	(11,260)	(18,496)	(8,804)	(22,868)	(18,233)	(7,975)	(13,154)	(4,377)		(106,719)
2006	202,589	5,881	(23,884)	(15,795)	(20,715)	(3,642)	(5,371)	(19,066)	(8,658)			(91,250)
2007	287,700	(19,095)	(21,431)	8,195	(1,855)	11,060	(26,434)	(16,942)				(66,503)
2008	320,689	(3,032)	40,832	19,523	(705)	(17,304)	(2,417)					36,897
2009	244,643	55,302	(7,727)	(6,069)	(2,654)	(5,408)						33,444
2010	206,647	33,306	(1,789)	(9,366)	(21,755)							397
2011	194,153	18,424	69,600	(804)								87,220
2012	216,043	13,584	(1,964)									11,620
2013	207,794	(5,971)										(5,971)
2014	186,626

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(33,044)	(23,321)	(31,113)	(89,259)	(70,669)	14,804	5,092	(4,730)	(15,553)	(73,802)	(321,594)

Diagonals as of 12/31

Exhibit 20, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Professional Lines	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	70,600	12,949	79	—	532	121	9	13,690	19%
2005	53,472	12,494	22	—	820	3	13	13,351	25%
2006	66,737	17,173	10,033	—	1,567	284	174	29,232	44%
2007	81,252	114,182	155	—	6,576	2,656	113	123,681	152%
2008	103,289	77,300	46,872	—	9,094	4,154	924	138,343	134%
2009	176,859	82,068	10,393	—	20,606	6,431	958	120,455	68%
2010	180,693	59,284	14,377	—	29,396	3,989	1,254	108,301	60%
2011	170,264	36,973	11,156	—	42,902	3,384	1,681	96,096	56%
2012	172,011	21,362	18,681	—	77,051	1,214	3,362	121,670	71%
2013	145,560	11,458	6,198	—	74,038	472	2,744	94,910	65%
2014	203,682	855	1,487	—	118,902	87	5,039	126,371	62%

Total	1,424,420	446,098	119,453	—	381,484	22,795	16,270	986,101	69%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	955	42	—	—	154	—	—	196	21%
2005	290	—	—	—	42	—	—	42	14%
2006	253	810	0	—	7	—	—	817	323%
2007	6,752	3,927	10	—	213	—	—	4,150	61%
2008	16,197	4,705	5	—	604	—	—	5,314	33%
2009	25,435	8,995	199	—	2,579	—	—	11,773	46%
2010	25,940	11,821	4,379	—	3,602	—	—	19,801	76%
2011	24,638	4,732	117	—	8,377	—	—	13,226	54%
2012	30,397	99	2,580	—	15,278	—	—	17,957	59%
2013	37,346	376	298	—	21,248	—	—	21,921	59%
2014	105,422	107	467	—	61,667	—	—	62,241	59%

Total	273,625	35,614	8,054	—	113,769	—	—	157,437	58%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	69,646	12,907	79	—	377	121	9	13,494	19%
2005	53,181	12,494	22	—	779	3	13	13,310	25%
2006	66,485	16,363	10,033	—	1,560	284	174	28,415	43%
2007	74,500	110,254	145	—	6,363	2,656	113	119,532	160%
2008	87,092	72,594	46,867	—	8,490	4,154	924	133,029	153%
2009	151,425	73,073	10,194	—	18,027	6,431	958	108,682	72%
2010	154,753	47,463	9,999	—	25,794	3,989	1,254	88,499	57%
2011	145,626	32,241	11,040	—	34,524	3,384	1,681	82,870	57%
2012	141,614	21,263	16,101	—	61,774	1,214	3,362	103,714	73%
2013	108,215	11,083	5,900	—	52,791	472	2,744	72,989	67%
2014	98,260	748	1,020	—	57,235	87	5,039	64,130	65%

Total	1,150,796	410,484	111,399	—	267,715	22,795	16,270	828,663	72%

Exhibit 21, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Professional Lines	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	49	186	3,783	4,107	4,116	9,183	12,803	12,883	12,943	12,949
2005	0	7	318	9	9	12,372	12,479	12,487	12,488	12,494
2006	17	29	29	33	130	570	15,936	17,120	17,173
2007	11	474	824	60,979	88,477	98,720	104,583	114,182
2008	—	641	11,341	12,203	13,440	53,721	77,300
2009	370	4,470	24,255	28,427	64,308	82,068
2010	1,242	11,264	16,565	46,168	59,284
2011	2,013	5,603	22,310	36,973
2012	1,762	12,661	21,362
2013	1,953	11,458
2014	855

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	—	1,133	3,436	7,056	7,357	7,388	12,439	13,086	13,156	13,098	13,028
2005	5,000	5,007	5,295	5,009	5,009	12,415	12,500	12,487	12,512	12,516
2006	1,517	29	29	116	145	16,073	15,936	17,165	27,206
2007	11	20,474	80,959	88,592	98,594	103,933	114,788	114,337
2008	100	1,825	32,520	53,195	74,451	105,667	124,171
2009	4,378	25,172	29,901	42,718	81,812	92,461
2010	9,153	18,258	22,034	56,710	73,662
2011	6,211	10,052	30,518	48,129
2012	4,008	22,794	40,043
2013	4,070	17,656
2014	2,342

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	48,344	42,643	37,131	35,826	26,119	18,368	13,420	13,506	13,363	13,120	13,559
2005	41,123	36,781	33,401	23,578	17,527	19,626	13,713	12,504	12,514	13,336
2006	50,132	43,069	36,321	24,321	18,540	28,345	19,203	18,518	28,773
2007	57,860	122,456	167,004	132,816	132,182	130,413	117,865	120,913
2008	75,465	71,329	98,426	104,769	118,465	115,581	133,265
2009	116,553	132,877	115,917	117,520	122,479	113,067
2010	122,497	116,269	109,655	110,208	103,058
2011	118,459	110,367	110,502	91,031
2012	120,356	117,610	117,095
2013	96,196	91,694
2014	121,245

Diagonals as of 12/31

Exhibit 21, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Professional Lines	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	68.5%	60.4%	52.6%	50.7%	37.0%	26.0%	19.0%	19.1%	18.9%	18.6%	19.2%
2005	76.9%	68.8%	62.5%	44.1%	32.8%	36.7%	25.6%	23.4%	23.4%	24.9%
2006	75.1%	64.5%	54.4%	36.4%	27.8%	42.5%	28.8%	27.7%	43.1%
2007	71.2%	150.7%	205.5%	163.5%	162.7%	160.5%	145.1%	148.8%
2008	73.1%	69.1%	95.3%	101.4%	114.7%	111.9%	129.0%
2009	65.9%	75.1%	65.5%	66.4%	69.3%	63.9%
2010	67.8%	64.3%	60.7%	61.0%	57.0%
2011	69.6%	64.8%	64.9%	53.5%
2012	70.0%	68.4%	68.1%
2013	66.1%	63.0%
2014	59.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	71,070	70,605	70,600	70,600	70,600	70,600	70,600	70,600	70,600	70,600	70,600
2005	53,258	53,472	53,472	53,472	53,472	53,472	53,472	53,472	53,472	53,472
2006	66,390	66,403	66,403	66,403	66,403	66,403	66,403	66,737	66,737
2007	71,951	71,968	72,183	72,183	72,183	72,183	81,252	81,252
2008	79,901	80,941	80,908	80,905	80,905	103,289	103,289
2009	141,501	141,717	141,694	141,670	176,859	176,859
2010	143,635	143,555	143,538	180,693	180,693
2011	140,311	140,848	170,271	170,264
2012	142,898	172,009	172,011
2013	145,611	145,560
2014	203,682

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	48,344	(5,701)	(5,513)	(1,305)	(9,706)	(7,751)	(4,948)	86	(143)	(243)	439	(34,785)
2005	41,123	(4,342)	(3,380)	(9,823)	(6,051)	2,100	(5,914)	(1,209)	9	823		(27,787)
2006	50,132	(7,063)	(6,749)	(12,000)	(5,781)	9,805	(9,142)	(685)	10,256			(21,359)
2007	57,860	64,596	44,548	(34,188)	(634)	(1,769)	(12,548)	3,048				63,053
2008	75,465	(4,136)	27,097	6,344	13,696	(2,884)	17,684					57,800
2009	116,553	16,324	(16,960)	1,602	4,959	(9,412)						(3,486)
2010	122,497	(6,228)	(6,614)	553	(7,150)							(19,440)
2011	118,459	(8,092)	135	(19,471)								(27,428)
2012	120,356	(2,745)	(515)									(3,261)
2013	96,196	(4,502)										(4,502)
2014	121,245

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	0
	N/A	(5,701)	(9,855)	(11,747)	38,318	14,610	603	(13,501)	(11,672)	(13,448)	(8,801)	(21,194)

Diagonals as of 12/31

Exhibit 21, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Property, Marine & Energy	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	199,447	60,048	—	—	—	51	—	60,099	30%
2005	104,387	158,196	—	—	—	397	—	158,593	152%
2006	135,679	37,912	8	—	—	188	0	38,107	28%
2007	143,578	41,633	39	—	226	940	4	42,842	30%
2008	133,699	34,015	14	—	853	1,576	13	36,472	27%
2009	138,252	17,115	40	—	355	1,379	9	18,897	14%
2010	125,976	12,463	298	—	340	1,201	17	14,319	11%
2011	117,328	30,075	4,330	—	531	3,198	91	38,225	33%
2012	78,309	36,979	10,498	—	403	899	196	48,976	63%
2013	63,836	7,329	1,222	—	686	448	59	9,744	15%
2014	115,379	12,692	16,775	—	15,567	949	1,029	47,012	41%

Total	1,355,869	448,457	33,224	—	18,961	11,225	1,418	513,286	38%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	4,414	2,459	0	—	—	—	—	2,459	56%
2005	8,354	4,123	—	—	—	—	—	4,123	49%
2006	73,081	1,069	—	—	—	—	—	1,069	1%
2007	104,900	14,850	—	—	25	—	—	14,875	14%
2008	63,668	3,666	5	—	45	—	—	3,716	6%
2009	62,909	1,692	13	—	229	—	—	1,934	3%
2010	39,260	230	51	—	180	—	—	460	1%
2011	44,739	4,097	783	—	280	—	—	5,160	12%
2012	30,398	2,453	1	—	201	—	—	2,655	9%
2013	20,242	64	105	—	151	—	—	321	2%
2014	45,834	1,276	4,420	—	5,056	—	—	10,752	23%

Total	497,800	35,980	5,378	—	6,167	—	—	47,525	10%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	195,032	57,589	(0)	—	—	51	—	57,640	30%
2005	96,033	154,072	—	—	—	397	—	154,469	161%
2006	62,598	36,843	8	—	—	188	0	37,038	59%
2007	38,677	26,783	39	—	202	940	4	27,968	72%
2008	70,031	30,349	9	—	808	1,576	13	32,756	47%
2009	75,343	15,423	28	—	126	1,379	9	16,963	23%
2010	86,716	12,233	247	—	160	1,201	17	13,858	16%
2011	72,589	25,978	3,547	—	251	3,198	91	33,064	46%
2012	47,911	34,526	10,497	—	203	899	196	46,321	97%
2013	43,594	7,265	1,117	—	535	448	59	9,423	22%
2014	69,544	11,416	12,355	—	10,511	949	1,029	36,260	52%

Total	858,069	412,478	27,845	—	12,794	11,225	1,418	465,761	54%

Exhibit 22, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Property, Marine & Energy	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	16,965	39,239	46,611	51,557	56,203	60,312	61,075	61,311	61,291	61,277	60,048
2005	24,603	92,096	140,050	159,311	157,067	158,897	159,032	159,110	158,056	158,196
2006	9,705	26,483	36,615	37,458	37,673	37,854	37,861	37,911	37,912
2007	12,045	28,933	41,399	41,011	41,642	41,650	41,651	41,633
2008	12,360	26,775	31,009	31,981	33,880	33,961	34,015
2009	11,746	16,212	17,128	16,969	16,969	17,115
2010	5,481	11,172	12,055	12,294	12,463
2011	9,857	22,392	25,794	30,075
2012	10,103	36,977	36,979
2013	2,902	7,329
2014	12,692

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	44,667	65,579	66,372	66,003	69,877	68,869	62,024	61,738	61,362	61,278	60,048
2005	150,284	174,038	168,376	165,997	159,790	159,405	159,417	159,132	158,072	158,196
2006	41,029	38,347	38,495	38,545	38,038	37,962	37,892	37,926	37,919
2007	32,782	44,753	42,316	41,292	41,737	41,697	41,674	41,672
2008	36,656	34,315	33,821	34,796	34,203	34,017	34,030
2009	20,668	19,068	18,812	17,278	17,012	17,155
2010	12,420	12,602	12,695	12,813	12,761
2011	32,828	37,691	36,099	34,405
2012	47,476	47,868	47,477
2013	5,528	8,551
2014	29,467

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	81,489	67,755	66,749	66,391	70,122	68,992	62,622	61,993	61,859	61,595	60,048
2005	225,109	177,014	172,891	170,833	164,355	164,392	160,058	159,301	159,060	158,196
2006	68,496	43,017	40,954	40,629	39,972	38,182	38,037	37,961	37,919
2007	53,977	46,722	43,146	42,066	42,372	42,123	42,487	41,898
2008	61,869	39,266	35,442	35,881	35,305	35,295	34,883
2009	37,345	21,531	20,351	18,542	18,070	17,510
2010	29,561	16,461	14,466	13,445	13,101
2011	51,100	41,742	37,585	34,936
2012	55,924	49,227	47,880
2013	12,922	9,237
2014	45,034

Diagonals as of 12/31

Exhibit 22, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Property, Marine & Energy	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	40.9%	34.0%	33.5%	33.3%	35.2%	34.6%	31.4%	31.1%	31.0%	30.9%	30.1%
2005	215.8%	169.6%	165.6%	163.7%	157.4%	157.5%	153.3%	152.6%	152.4%	151.5%
2006	50.6%	31.6%	30.1%	29.9%	29.5%	28.1%	28.0%	28.0%	27.9%
2007	37.1%	32.4%	30.0%	29.3%	29.5%	29.3%	29.6%	29.2%
2008	46.4%	29.4%	26.5%	26.8%	26.4%	26.4%	26.1%
2009	27.1%	15.6%	14.7%	13.4%	13.1%	12.7%
2010	23.5%	13.1%	11.5%	10.7%	10.4%
2011	43.5%	35.6%	32.0%	29.8%
2012	71.4%	62.9%	61.1%
2013	20.2%	14.5%
2014	39.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	199,952	199,030	199,195	199,170	199,232	199,423	199,430	199,443	199,447	199,447	199,447
2005	104,594	104,205	104,063	104,152	104,360	104,365	104,363	104,371	104,372	104,387
2006	135,770	135,106	135,273	135,400	135,663	135,661	135,657	135,659	135,679
2007	142,451	143,301	143,485	143,514	143,515	143,530	143,557	143,578
2008	133,881	133,793	133,826	133,682	133,694	133,699	133,699
2009	138,588	138,280	138,275	138,254	138,252	138,252
2010	126,090	126,040	125,987	125,976	125,976
2011	117,335	117,358	117,338	117,328
2012	78,380	78,330	78,309
2013	63,748	63,836
2014	115,379

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	81,489	(13,734)	(1,006)	(358)	3,731	(1,130)	(6,371)	(629)	(134)	(264)	(1,547)	(21,441)
2005	225,109	(48,095)	(4,123)	(2,058)	(6,478)	37	(4,335)	(757)	(240)	(865)		(66,913)
2006	68,496	(25,479)	(2,063)	(325)	(657)	(1,790)	(145)	(77)	(41)			(30,576)
2007	53,977	(7,255)	(3,576)	(1,080)	306	(249)	364	(588)				(12,079)
2008	61,869	(22,604)	(3,824)	439	(577)	(10)	(412)					(26,987)
2009	37,345	(15,814)	(1,179)	(1,809)	(473)	(560)						(19,835)
2010	29,561	(13,099)	(1,995)	(1,022)	(344)							(16,460)
2011	51,100	(9,358)	(4,157)	(2,649)								(16,164)
2012	55,924	(6,697)	(1,347)									(8,044)
2013	12,922	(3,686)										(3,686)
2014	45,034

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(13,734)	(49,100)	(29,960)	(7,646)	(34,112)	(27,708)	(20,288)	(15,024)	(12,574)	(12,038)	(222,184)

Diagonals as of 12/31

Exhibit 22, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Catastrophe	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	628,695	140,781	708	76	—	318	12	141,895	23%
2005	284,332	356,977	143	26	65	435	4	357,649	126%
2006	287,246	29,129	91	—	124	10	3	29,356	10%
2007	326,945	52,280	128	—	458	1,033	9	53,908	16%
2008	319,395	187,335	439	150	627	5,503	18	194,071	61%
2009	308,415	28,325	636	49	1,116	368	27	30,522	10%
2010	314,917	69,542	12,962	888	1,797	15	235	85,439	27%
2011	346,815	353,006	10,363	2,818	3,767	31	254	370,240	107%
2012	366,670	89,483	7,734	7,899	6,950	96	339	112,501	31%
2013	375,862	78,573	35,240	6,669	7,529	283	742	129,037	34%
2014	345,700	13,066	31,842	8,108	15,976	169	839	69,999	20%

Total	3,904,993	1,398,497	100,285	26,685	38,409	8,260	2,481	1,574,617	40%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	37,130	5,920	—	—	—	—	—	5,920	16%
2005	6,223	6,115	—	—	—	—	—	6,115	98%
2006	3,943	—	—	—	—	—	—	—	0%
2007	16,355	—	—	—	—	—	—	—	0%
2008	14,994	—	—	—	—	—	—	—	0%
2009	4,969	—	—	—	—	—	—	—	0%
2010	7,039	0	—	—	39	—	—	39	1%
2011	12,473	9,022	365	102	117	—	—	9,606	77%
2012	23,719	6,749	575	590	356	—	—	8,270	35%
2013	62,077	9,446	4,245	793	464	—	—	14,948	24%
2014	87,454	1,841	4,510	1,143	1,918	—	—	9,412	11%

Total	276,376	39,093	9,695	2,628	2,895	—	—	54,311	20%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	591,565	134,861	708	76	—	318	12	135,975	23%
2005	278,109	350,862	143	26	65	435	4	351,534	126%
2006	283,303	29,129	91	—	124	10	3	29,356	10%
2007	310,590	52,280	128	—	458	1,033	9	53,908	17%
2008	304,401	187,335	439	150	627	5,503	18	194,071	64%
2009	303,446	28,325	636	49	1,116	368	27	30,522	10%
2010	307,877	69,542	12,962	888	1,758	15	235	85,400	28%
2011	334,342	343,983	9,998	2,716	3,650	31	254	360,633	108%
2012	342,952	82,734	7,159	7,309	6,594	96	339	104,231	30%
2013	313,785	69,128	30,995	5,876	7,065	283	742	114,089	36%
2014	258,247	11,225	27,332	6,964	14,058	169	839	60,586	23%

Total	3,628,618	1,359,404	90,591	24,057	35,514	8,260	2,481	1,520,306	42%

Exhibit 23, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Catastrophe	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	71,430	115,582	130,463	135,031	137,282	138,296	138,805	139,205	139,493	139,885	140,781
2005	140,049	267,489	324,909	347,638	361,680	353,780	352,129	352,391	357,256	356,977
2006	8,782	15,209	20,540	20,936	29,014	29,092	29,121	29,127	29,129
2007	17,663	48,889	50,864	51,721	51,976	52,082	52,244	52,280
2008	78,313	129,080	154,096	167,900	183,949	187,050	187,335
2009	13,885	23,940	27,068	28,048	28,248	28,325
2010	19,498	43,931	55,422	63,053	69,542
2011	181,048	291,126	338,254	353,006
2012	43,019	75,673	89,483
2013	28,309	78,573
2014	13,066

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	112,876	137,356	138,405	140,124	140,375	140,713	141,281	141,455	140,432	140,487	141,566
2005	292,259	372,969	373,423	373,206	370,966	358,426	355,369	354,710	357,892	357,146
2006	9,567	16,284	21,280	21,060	29,376	29,298	29,242	29,226	29,219
2007	58,366	61,528	55,550	54,974	53,675	52,826	52,632	52,408
2008	143,156	164,069	181,985	185,304	187,980	187,881	187,924
2009	29,662	30,559	29,917	29,580	29,221	29,010
2010	44,733	61,586	84,179	82,681	83,393
2011	343,077	372,100	369,216	366,187
2012	124,770	108,406	105,116
2013	108,077	120,483
2014	53,015

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	166,418	161,525	155,026	152,992	153,230	152,742	151,604	151,268	140,419	140,615	141,566
2005	347,360	439,168	375,683	379,988	380,491	367,935	365,406	362,571	366,587	357,211
2006	38,817	28,883	28,827	29,034	37,249	34,029	33,724	33,760	29,343
2007	97,200	72,393	59,772	58,824	57,249	56,350	56,205	52,866
2008	198,843	185,536	189,955	191,646	191,230	190,467	188,551
2009	51,776	38,981	32,321	31,629	31,307	30,126
2010	134,388	88,459	87,275	85,367	85,190
2011	395,188	388,798	373,651	369,954
2012	167,119	124,592	112,067
2013	155,803	128,012
2014	68,991

Diagonals as of 12/31

Exhibit 23, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Catastrophe	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	26.5%	25.7%	24.7%	24.3%	24.4%	24.3%	24.1%	24.1%	22.3%	22.4%	22.5%
2005	122.2%	154.5%	132.1%	133.6%	133.8%	129.4%	128.5%	127.5%	128.9%	125.6%
2006	13.5%	10.1%	10.0%	10.1%	13.0%	11.8%	11.7%	11.8%	10.2%
2007	29.7%	22.1%	18.3%	18.0%	17.5%	17.2%	17.2%	16.2%
2008	62.3%	58.1%	59.5%	60.0%	59.9%	59.6%	59.0%
2009	16.8%	12.6%	10.5%	10.3%	10.2%	9.8%
2010	42.7%	28.1%	27.7%	27.1%	27.1%
2011	113.9%	112.1%	107.7%	106.7%
2012	45.6%	34.0%	30.6%
2013	41.5%	34.1%
2014	20.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	561,321	562,515	561,562	629,094	628,836	628,847	628,787	628,732	628,754	628,655	628,695
2005	268,671	247,356	288,478	286,525	284,817	284,677	284,782	285,007	284,315	284,332
2006	244,113	288,095	287,439	287,350	287,277	287,238	287,644	287,243	287,246
2007	338,498	328,164	327,374	327,193	327,168	327,218	326,939	326,945
2008	329,433	322,595	321,245	320,477	319,703	319,366	319,395
2009	311,065	310,514	309,177	308,657	308,290	308,415
2010	320,872	318,460	315,463	314,418	314,917
2011	353,055	349,277	345,571	346,815
2012	377,972	364,349	366,670
2013	365,831	375,862
2014	345,700

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	166,418	(4,893)	(6,499)	(2,034)	238	(488)	(1,138)	(336)	(10,849)	196	951	(24,852)
2005	347,360	91,808	(63,485)	4,305	503	(12,556)	(2,529)	(2,835)	4,016	(9,376)		9,851
2006	38,817	(9,933)	(56)	207	8,214	(3,220)	(305)	36	(4,417)			(9,474)
2007	97,200	(24,807)	(12,621)	(947)	(1,575)	(899)	(146)	(3,338)				(44,334)
2008	198,843	(13,307)	4,419	1,690	(416)	(763)	(1,916)					(10,292)
2009	51,776	(12,795)	(6,660)	(692)	(322)	(1,181)						(21,650)
2010	134,388	(45,929)	(1,184)	(1,909)	(177)							(49,198)
2011	395,188	(6,391)	(15,147)	(3,697)								(25,234)
2012	167,119	(42,527)	(12,526)									(55,053)
2013	155,803	(27,791)										(27,791)
2014	68,991

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(4,893)	85,309	(75,452)	(20,320)	(25,706)	(14,802)	(58,558)	(23,570)	(56,566)	(63,467)	(258,026)

Diagonals as of 12/31

Exhibit 23, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Property	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	865,190	409,653	2,911	—	903	121	57	413,644	48%
2005	427,335	490,794	2,852	—	1,633	526	67	495,873	116%
2006	349,692	162,588	869	—	526	(100)	21	163,904	47%
2007	215,136	84,848	739	300	39	374	16	86,317	40%
2008	187,009	88,217	735	240	—	1,053	15	90,260	48%
2009	199,021	64,996	1,102	—	96	1,044	18	67,256	34%
2010	227,772	111,221	5,520	212	72	1,577	87	118,689	52%
2011	245,938	240,961	9,753	566	809	1,947	167	254,203	103%
2012	305,618	164,139	29,665	618	2,984	1,360	499	199,265	65%
2013	356,952	107,921	55,292	417	26,673	1,133	1,236	192,671	54%
2014	297,094	34,054	65,751	1,432	55,812	379	1,845	159,273	54%

Total	3,676,758	1,959,392	175,188	3,784	89,548	9,414	4,028	2,241,354	61%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	613	(178)	—	—	7	—	—	(171)	-28%
2005	46	9	—	—	—	—	—	9	20%
2006	1,986	—	—	—	—	—	—	—	0%
2007	3,608	—	—	—	—	—	—	—	0%
2008	1,066	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%
2013	3,771	—	—	—	—	—	—	—	0%
2014	1,249	—	—	—	1	—	—	1	0%

Total	12,339	(169)	—	—	8	—	—	(161)	-1%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	864,577	409,831	2,911	—	896	121	57	413,815	48%
2005	427,290	490,785	2,852	—	1,633	526	67	495,864	116%
2006	347,706	162,588	869	—	526	(100)	21	163,904	47%
2007	211,528	84,848	739	300	39	374	16	86,317	41%
2008	185,943	88,217	735	240	—	1,053	15	90,260	49%
2009	199,021	64,996	1,102	—	96	1,044	18	67,256	34%
2010	227,772	111,221	5,520	212	72	1,577	87	118,689	52%
2011	245,938	240,961	9,753	566	809	1,947	167	254,203	103%
2012	305,618	164,139	29,665	618	2,984	1,360	499	199,265	65%
2013	353,180	107,921	55,292	417	26,673	1,133	1,236	192,671	55%
2014	295,845	34,054	65,751	1,432	55,811	379	1,845	159,272	54%

Total	3,664,418	1,959,561	175,188	3,784	89,539	9,414	4,028	2,241,515	61%

Exhibit 24, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Property	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	152,905	295,611	354,692	382,733	393,996	400,787	404,554	406,659	406,865	409,257	409,653
2005	99,710	294,027	402,119	446,488	469,563	473,467	478,222	483,894	490,504	490,794
2006	29,108	106,255	138,257	153,121	158,974	162,806	163,711	163,600	162,588
2007	15,915	55,975	74,102	82,645	83,738	84,073	84,721	84,848
2008	12,779	62,392	77,363	81,751	82,995	88,584	88,217
2009	14,510	49,371	59,605	63,898	65,648	64,996
2010	24,506	84,168	101,508	108,626	111,221
2011	49,916	154,019	227,872	240,961
2012	29,208	127,412	164,139
2013	31,064	107,921
2014	34,054

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	303,593	403,813	419,515	416,704	415,829	414,921	412,585	410,682	410,231	412,610	412,563
2005	316,547	477,279	505,092	504,951	498,941	488,692	490,947	494,336	495,725	493,646
2006	95,417	141,262	151,031	163,443	166,689	167,315	166,325	164,938	163,457
2007	36,870	88,418	86,106	85,436	85,698	85,347	85,796	85,887
2008	65,361	88,126	89,624	89,497	88,470	89,726	89,193
2009	35,155	66,045	67,653	67,752	67,280	66,098
2010	77,380	122,578	123,331	116,143	116,953
2011	137,380	263,730	257,723	251,280
2012	151,720	194,183	194,421
2013	109,416	163,630
2014	101,237

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	527,986	453,762	427,618	421,302	416,545	415,435	414,024	411,757	411,038	413,382	413,466
2005	516,081	507,986	511,198	503,739	498,892	488,969	492,337	495,069	496,608	495,279
2006	181,888	157,261	155,439	165,739	168,320	168,958	167,668	165,468	163,983
2007	90,063	95,890	87,930	86,824	85,938	85,302	85,807	85,926
2008	107,893	99,951	91,583	90,058	88,833	89,709	89,193
2009	95,349	77,333	69,672	68,742	67,476	66,194
2010	143,221	150,663	125,912	118,064	117,024
2011	272,285	289,334	266,290	252,089
2012	251,963	216,390	197,406
2013	203,629	190,303
2014	157,049

Diagonals as of 12/31

Exhibit 24, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Property	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	61.0%	52.4%	49.4%	48.7%	48.1%	48.0%	47.9%	47.6%	47.5%	47.8%	47.8%
2005	120.8%	118.9%	119.6%	117.9%	116.7%	114.4%	115.2%	115.9%	116.2%	115.9%
2006	52.0%	45.0%	44.5%	47.4%	48.1%	48.3%	47.9%	47.3%	46.9%
2007	41.9%	44.6%	40.9%	40.4%	39.9%	39.7%	39.9%	39.9%
2008	57.7%	53.4%	49.0%	48.2%	47.5%	48.0%	47.7%
2009	47.9%	38.9%	35.0%	34.5%	33.9%	33.3%
2010	62.9%	66.1%	55.3%	51.8%	51.4%
2011	110.7%	117.6%	108.3%	102.5%
2012	82.4%	70.8%	64.6%
2013	57.0%	53.3%
2014	52.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	847,191	857,676	857,208	862,570	865,791	865,679	865,978	865,304	865,302	865,172	865,190
2005	399,598	418,995	427,451	429,173	428,612	428,830	427,692	427,471	427,293	427,335
2006	328,703	344,099	349,499	349,842	349,840	349,937	349,930	349,903	349,692
2007	204,943	215,690	215,148	215,603	215,425	215,333	215,192	215,136
2008	178,059	186,777	187,152	187,120	187,105	187,045	187,009
2009	200,202	199,538	199,342	199,175	198,977	199,021
2010	223,466	228,089	228,022	227,485	227,772
2011	240,923	246,558	245,107	245,938
2012	297,773	303,379	305,618
2013	349,003	356,952
2014	297,094

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	527,986	(74,224)	(26,143)	(6,316)	(4,758)	(1,110)	(1,411)	(2,267)	(719)	2,344	84	(114,520)
2005	516,081	(8,095)	3,212	(7,459)	(4,846)	(9,923)	3,368	2,732	1,539	(1,329)		(20,802)
2006	181,888	(24,627)	(1,822)	10,300	2,581	638	(1,290)	(2,200)	(1,485)			(17,905)
2007	90,063	5,828	(7,960)	(1,106)	(886)	(636)	505	119				(4,137)
2008	107,893	(7,942)	(8,368)	(1,525)	(1,225)	876	(516)					(18,701)
2009	95,349	(18,016)	(7,661)	(930)	(1,265)	(1,282)						(29,154)
2010	143,221	7,442	(24,751)	(7,848)	(1,039)							(26,197)
2011	272,285	17,049	(23,044)	(14,201)								(20,196)
2012	251,963	(35,572)	(18,985)									(54,557)
2013	203,629	(13,326)										(13,326)
2014	157,049

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(74,224)	(34,239)	(27,731)	(8,211)	(11,558)	(36,244)	(891)	(9,770)	(64,667)	(51,960)	(319,495)

Diagonals as of 12/31

Exhibit 24, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	550,426	255,976	17,574	4,258	49,018	117	1,063	328,006	60%
2005	300,098	146,145	12,043	2,375	24,343	216	581	185,703	62%
2006	316,697	122,244	13,574	1,625	24,833	630	600	163,507	52%
2007	158,561	70,261	11,308	3,420	17,587	967	485	104,028	66%
2008	120,813	49,950	9,938	546	15,774	898	394	77,500	64%
2009	127,237	55,184	15,419	2,406	25,978	1,103	657	100,747	79%
2010	165,196	67,657	17,388	5,698	41,750	1,526	973	134,991	82%
2011	190,949	77,755	22,764	5,508	52,950	725	1,218	160,920	84%
2012	215,797	63,287	25,478	2,550	73,310	944	1,520	167,090	77%
2013	223,517	31,677	38,270	3,883	90,686	450	1,993	166,957	75%
2014	179,608	9,618	18,625	899	85,910	114	1,582	116,747	65%

Total	2,548,899	949,754	202,380	33,168	502,140	7,689	11,065	1,706,197	67%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	4,263	2,542	9	—	0	—	—	2,551	60%
2005	4,684	2,183	73	—	81	—	—	2,337	50%
2006	4,215	—	—	—	100	—	—	100	2%
2007	224	—	—	—	4	—	—	4	2%
2008	370	—	—	—	—	—	—	—	0%
2009	453	—	—	—	192	—	—	192	42%
2010	634	—	—	—	311	—	—	311	49%
2011	994	—	—	—	354	—	—	354	36%
2012	1,423	—	—	—	1,215	—	—	1,215	85%
2013	1,433	—	—	—	713	—	—	713	50%
2014	1,543	—	—	—	236	—	—	236	15%

Total	20,238	4,725	82	—	3,206	—	—	8,012	40%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	546,162	253,434	17,565	4,258	49,018	117	1,063	325,455	60%
2005	295,414	143,962	11,970	2,375	24,262	216	581	183,366	62%
2006	312,482	122,244	13,574	1,625	24,734	630	600	163,407	52%
2007	158,337	70,261	11,308	3,420	17,583	967	485	104,024	66%
2008	120,443	49,950	9,938	546	15,774	898	394	77,500	64%
2009	126,784	55,184	15,419	2,406	25,786	1,103	657	100,555	79%
2010	164,562	67,657	17,388	5,698	41,440	1,526	973	134,681	82%
2011	189,955	77,755	22,764	5,508	52,596	725	1,218	160,567	85%
2012	214,374	63,287	25,478	2,550	72,095	944	1,520	165,875	77%
2013	222,084	31,677	38,270	3,883	89,973	450	1,993	166,245	75%
2014	178,064	9,618	18,625	899	85,673	114	1,582	116,511	65%

Total	2,528,662	945,030	202,298	33,168	498,934	7,689	11,065	1,698,184	67%

Exhibit 25, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	43,623	74,773	116,463	144,006	179,605	208,745	222,833	240,487	246,197	251,778	255,976
2005	7,001	41,643	60,668	86,131	103,936	115,113	122,931	132,290	140,192	146,145
2006	9,363	40,740	60,511	75,781	89,173	101,595	110,934	118,511	122,244
2007	4,891	16,368	25,707	36,871	51,615	58,700	65,703	70,261
2008	2,034	12,558	29,299	39,399	46,654	52,339	49,950
2009	2,984	19,719	28,922	44,816	54,502	55,184
2010	9,731	29,652	47,337	59,782	67,657
2011	17,024	44,970	64,135	77,755
2012	21,058	47,022	63,287
2013	13,288	31,677
2014	9,618

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	99,867	170,056	204,050	229,743	261,169	271,460	262,075	272,492	277,632	283,512	277,808
2005	22,800	81,581	105,398	121,293	140,556	142,141	145,660	152,582	155,726	160,563
2006	21,605	71,442	88,445	107,802	115,134	125,822	132,534	135,963	137,443
2007	15,852	32,949	51,713	63,216	72,230	81,325	85,130	84,989
2008	7,795	33,365	47,726	56,260	60,430	67,039	60,434
2009	11,858	39,791	50,941	66,324	74,809	73,009
2010	25,426	60,137	78,243	87,917	90,742
2011	34,982	80,502	95,647	106,027
2012	37,728	75,353	91,316
2013	38,893	73,829
2014	29,142

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	353,918	353,862	343,749	366,663	381,727	369,568	354,940	354,782	341,442	332,694	326,826
2005	180,863	175,373	189,649	185,835	192,147	187,297	181,058	179,570	180,748	184,906
2006	170,068	185,591	173,691	172,014	165,982	166,272	162,541	161,056	162,277
2007	96,255	96,085	97,004	104,099	105,939	104,719	99,580	102,576
2008	76,928	86,487	93,208	90,906	83,379	81,482	76,208
2009	86,621	99,549	97,423	101,264	102,702	98,987
2010	132,429	139,786	135,817	132,628	132,493
2011	148,272	155,932	157,887	158,977
2012	162,920	165,501	164,626
2013	169,205	164,515
2014	115,052

Diagonals as of 12/31

Exhibit 25, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	64.3%	64.3%	62.1%	66.7%	69.4%	67.2%	64.6%	64.5%	62.1%	60.5%	59.4%
2005	60.3%	57.5%	63.3%	62.0%	64.0%	62.4%	60.3%	59.8%	60.1%	61.6%
2006	54.3%	58.6%	54.9%	54.4%	52.4%	52.5%	51.3%	50.8%	51.2%
2007	61.1%	61.1%	61.9%	66.5%	67.7%	66.5%	63.2%	64.7%
2008	63.8%	71.7%	77.2%	75.6%	69.2%	67.6%	63.1%
2009	68.9%	79.2%	77.5%	79.4%	80.4%	77.8%
2010	79.9%	84.5%	81.9%	79.9%	80.2%
2011	77.6%	81.4%	82.3%	83.3%
2012	75.4%	76.3%	76.3%
2013	75.4%	73.6%
2014	64.1%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	611,712	626,837	623,682	555,062	551,789	552,957	553,327	553,388	553,826	553,790	550,426
2005	324,107	348,841	303,327	303,546	305,861	303,932	304,019	304,567	304,827	300,098
2006	359,401	325,040	323,513	324,849	323,686	323,796	324,088	324,509	316,697
2007	175,236	166,743	166,415	167,699	167,679	167,907	168,236	158,561
2008	129,111	126,522	127,819	131,793	132,339	132,666	120,813
2009	133,713	134,199	139,220	140,014	139,391	127,237
2010	171,755	176,743	177,535	174,873	165,196
2011	199,563	204,001	199,609	190,949
2012	226,490	225,730	215,797
2013	234,828	223,517
2014	179,608

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	353,918	(56)	(10,113)	22,914	15,064	(12,159)	(14,628)	(158)	(13,340)	(8,749)	(5,868)	(27,092)
2005	180,863	(5,491)	14,277	(3,814)	6,312	(4,850)	(6,239)	(1,488)	1,178	4,158		4,043
2006	170,068	15,523	(11,900)	(1,677)	(6,032)	290	(3,731)	(1,485)	1,221			(7,791)
2007	96,255	(170)	919	7,095	1,840	(1,219)	(5,140)	2,996				6,321
2008	76,928	9,559	6,721	(2,302)	(7,527)	(1,898)	(5,274)					(720)
2009	86,621	12,928	(2,126)	3,841	1,438	(3,716)						12,366
2010	132,429	7,357	(3,968)	(3,189)	(135)							64
2011	148,272	7,660	1,955	1,090								10,705
2012	162,920	2,581	(875)									1,706
2013	169,205	(4,690)										(4,690)
2014	115,052

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(56)	(15,604)	52,714	(821)	2,953	1,234	(1,338)	(19,771)	(13,308)	(11,092)	(5,089)

Diagonals as of 12/31

Exhibit 25, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Professional	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	168,887	75,310	4,231	—	4,545	25	132	84,243	50%
2005	107,991	33,746	4,183	625	2,744	67	113	41,478	38%
2006	87,282	23,401	6,653	600	990	201	124	31,968	37%
2007	76,130	35,289	4,880	2,075	4,788	315	176	47,523	62%
2008	66,148	35,302	8,940	2,357	3,056	332	215	50,203	76%
2009	68,860	32,008	8,843	3,990	4,708	295	263	50,107	73%
2010	91,677	29,181	4,818	2,552	15,248	260	339	52,399	57%
2011	71,134	13,699	6,591	3,288	16,820	143	400	40,941	58%
2012	58,714	4,221	3,701	2,530	28,449	46	520	39,468	67%
2013	71,695	2,194	2,910	1,044	40,698	27	670	47,543	66%
2014	152,138	592	2,506	701	82,152	7	1,280	87,238	57%

Total	1,020,657	284,944	58,256	19,761	204,200	1,719	4,233	573,112	56%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%
2013	—	—	—	—	—	—	—	—	0%
2014	—	—	—	—	—	—	—	—	0%

Total	—	—	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	168,887	75,310	4,231	—	4,545	25	132	84,243	50%
2005	107,991	33,746	4,183	625	2,744	67	113	41,478	38%
2006	87,282	23,401	6,653	600	990	201	124	31,968	37%
2007	76,130	35,289	4,880	2,075	4,788	315	176	47,523	62%
2008	66,148	35,302	8,940	2,357	3,056	332	215	50,203	76%
2009	68,860	32,008	8,843	3,990	4,708	295	263	50,107	73%
2010	91,677	29,181	4,818	2,552	15,248	260	339	52,399	57%
2011	71,134	13,699	6,591	3,288	16,820	143	400	40,941	58%
2012	58,714	4,221	3,701	2,530	28,449	46	520	39,468	67%
2013	71,695	2,194	2,910	1,044	40,698	27	670	47,543	66%
2014	152,138	592	2,506	701	82,152	7	1,280	87,238	57%

Total	1,020,657	284,944	58,256	19,761	204,200	1,719	4,233	573,112	56%

Exhibit 26, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Professional	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	2,165	9,584	18,293	37,322	49,531	60,997	67,976	72,485	74,349	74,949	75,310
2005	21	1,843	5,943	15,057	21,735	27,208	28,917	31,102	32,649	33,746
2006	128	1,082	2,833	6,821	12,360	16,929	19,733	21,503	23,401
2007	100	2,717	8,003	12,054	18,304	25,086	31,925	35,289
2008	300	3,066	8,510	15,287	25,102	30,422	35,302
2009	819	4,343	11,450	20,149	25,899	32,008
2010	1,467	7,125	14,523	22,886	29,181
2011	830	3,996	8,347	13,699
2012	444	1,680	4,221
2013	670	2,194
2014	592

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	13,972	37,981	73,878	73,351	75,656	83,387	81,656	79,864	79,923	79,897	79,541
2005	1,114	10,359	22,359	30,092	34,101	35,422	36,636	37,167	37,780	38,554
2006	997	7,753	12,752	18,317	24,768	28,761	29,036	29,435	30,654
2007	3,475	18,263	27,743	29,395	37,661	38,851	40,611	42,244
2008	1,911	16,039	29,708	40,099	43,726	43,900	46,599
2009	1,830	11,937	20,900	35,963	40,963	44,841
2010	3,451	15,080	24,601	34,292	36,552
2011	4,642	14,900	20,519	23,578
2012	1,911	5,187	10,452
2013	2,406	6,148
2014	3,799

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	116,558	113,508	110,127	98,003	86,203	90,861	87,907	86,006	85,258	84,565	84,086
2005	64,373	51,267	54,088	49,904	45,791	42,903	44,522	41,477	40,963	41,298
2006	53,026	48,483	45,667	41,964	38,737	34,038	32,058	31,655	31,643
2007	50,120	58,659	56,974	48,710	42,941	44,381	45,874	47,032
2008	45,363	47,215	50,745	49,582	50,475	48,565	49,655
2009	44,795	46,510	44,316	49,406	47,199	49,549
2010	59,261	60,487	62,694	59,496	51,800
2011	51,359	53,324	50,043	40,398
2012	41,164	39,142	38,901
2013	48,286	46,846
2014	85,950

Diagonals as of 12/31

Exhibit 26, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Professional	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	69.0%	67.2%	65.2%	58.0%	51.0%	53.8%	52.1%	50.9%	50.5%	50.1%	49.8%
2005	59.6%	47.5%	50.1%	46.2%	42.4%	39.7%	41.2%	38.4%	37.9%	38.2%
2006	60.8%	55.5%	52.3%	48.1%	44.4%	39.0%	36.7%	36.3%	36.3%
2007	65.8%	77.1%	74.8%	64.0%	56.4%	58.3%	60.3%	61.8%
2008	68.6%	71.4%	76.7%	75.0%	76.3%	73.4%	75.1%
2009	65.1%	67.5%	64.4%	71.7%	68.5%	72.0%
2010	64.6%	66.0%	68.4%	64.9%	56.5%
2011	72.2%	75.0%	70.4%	56.8%
2012	70.1%	66.7%	66.3%
2013	67.3%	65.3%
2014	56.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	167,701	170,216	169,975	168,895	168,688	169,030	168,860	168,883	168,742	168,846	168,887
2005	104,595	106,809	106,627	106,986	108,483	108,446	108,540	108,299	107,971	107,991
2006	84,254	87,510	87,440	88,447	87,644	87,683	87,591	87,378	87,282
2007	72,547	72,797	73,838	74,743	75,387	75,927	76,082	76,130
2008	66,688	69,717	69,641	66,332	66,503	66,403	66,148
2009	68,739	72,296	69,499	69,134	69,029	68,860
2010	94,385	91,439	91,509	91,325	91,677
2011	70,584	70,779	70,989	71,134
2012	56,775	58,026	58,714
2013	69,156	71,695
2014	152,138

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	116,558	(3,050)	(3,381)	(12,125)	(11,799)	4,658	(2,954)	(1,901)	(748)	(693)	(479)	(32,472)
2005	64,373	(13,106)	2,821	(4,184)	(4,114)	(2,887)	1,619	(3,045)	(514)	335		(23,075)
2006	53,026	(4,542)	(2,816)	(3,703)	(3,228)	(4,699)	(1,979)	(403)	(12)			(21,382)
2007	50,120	8,539	(1,685)	(8,265)	(5,768)	1,439	1,494	1,158				(3,088)
2008	45,363	1,852	3,530	(1,163)	893	(1,909)	1,090					4,292
2009	44,795	1,715	(2,193)	5,090	(2,208)	2,350						4,754
2010	59,261	1,226	2,207	(3,198)	(7,696)							(7,461)
2011	51,359	1,965	(3,281)	(9,645)								(10,961)
2012	41,164	(2,022)	(241)									(2,262)
2013	48,286	(1,440)										(1,440)
2014	85,950

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(3,050)	(16,487)	(13,846)	(10,260)	(2,991)	(12,089)	(12,880)	5,822	(12,734)	(14,579)	(93,094)

Diagonals as of 12/31

Exhibit 26, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	483,518	227,856	8,071	—	21,317	333	441	258,017	53%
2005	310,477	356,443	6,560	203	4,724	1,045	172	369,147	119%
2006	390,238	169,592	7,372	375	3,891	275	175	181,680	47%
2007	329,311	178,032	7,974	704	2,138	798	162	189,809	58%
2008	161,742	60,130	5,460	219	4,993	1,241	160	72,202	45%
2009	118,657	45,790	5,553	577	5,120	559	169	57,768	49%
2010	117,533	45,284	6,215	426	3,347	645	150	56,066	48%
2011	115,722	63,489	6,551	607	5,215	686	186	76,733	66%
2012	117,193	52,128	10,566	43	14,207	1,050	372	78,367	67%
2013	126,341	32,839	16,101	(147)	26,473	658	636	76,560	61%
2014	160,600	15,694	14,909	4,521	63,752	143	1,248	100,267	62%

Total	2,431,330	1,247,277	95,333	7,528	155,176	7,432	3,871	1,516,616	62%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	—	—	—	—	—	—	—	—	0%
2005	4,414	1,545	247	—	29	—	—	1,821	41%
2006	8,206	—	—	—	82	—	—	82	1%
2007	5,661	2,890	43	—	1	—	—	2,933	52%
2008	4,363	243	18	—	2	—	—	263	6%
2009	2,458	39	—	—	5	—	—	44	2%
2010	3,130	206	22	—	17	—	—	245	8%
2011	3,690	156	2	—	77	—	—	235	6%
2012	2,694	110	3	—	136	—	—	248	9%
2013	2,570	12	3	—	483	—	—	499	19%
2014	10,971	979	71	—	3,254	—	—	4,303	39%

Total	48,157	6,178	409	—	4,085	—	—	10,673	22%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	483,518	227,856	8,071	—	21,317	333	441	258,017	53%
2005	306,063	354,897	6,313	203	4,695	1,045	172	367,326	120%
2006	382,032	169,592	7,372	375	3,810	275	175	181,599	48%
2007	323,651	175,143	7,931	704	2,137	798	162	186,876	58%
2008	157,379	59,887	5,442	219	4,991	1,241	160	71,939	46%
2009	116,199	45,751	5,553	577	5,115	559	169	57,724	50%
2010	114,403	45,078	6,193	426	3,330	645	150	55,822	49%
2011	112,032	63,333	6,548	607	5,137	686	186	76,498	68%
2012	114,498	52,018	10,563	43	14,071	1,050	372	78,119	68%
2013	123,771	32,827	16,098	(147)	25,989	658	636	76,061	61%
2014	149,628	14,715	14,839	4,521	60,498	143	1,248	95,963	64%

Total	2,383,174	1,241,098	94,923	7,528	151,092	7,432	3,871	1,505,944	63%

Exhibit 27, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	63,018	118,227	147,574	179,271	188,708	194,756	209,763	212,543	225,957	226,902	227,856
2005	24,395	167,935	249,187	286,111	320,199	339,887	346,687	350,743	354,220	356,443
2006	7,653	104,168	127,303	141,713	154,562	162,127	165,607	166,955	169,592
2007	12,197	122,737	143,270	154,907	161,294	169,095	172,667	178,032
2008	8,677	29,190	37,161	42,703	47,664	48,575	60,130
2009	5,438	22,515	30,016	33,637	36,686	45,790
2010	6,469	25,781	35,175	40,991	45,284
2011	18,495	42,471	58,381	63,489
2012	23,305	44,539	52,128
2013	9,848	32,839
2014	15,694

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	132,538	190,073	204,850	223,827	219,415	221,172	226,093	234,691	234,974	235,185	235,927
2005	166,568	315,111	338,140	360,670	372,747	367,725	366,812	362,146	361,687	363,206
2006	24,929	141,353	170,314	174,021	180,975	181,292	174,854	173,490	177,340
2007	37,382	160,827	174,643	181,788	183,202	182,315	182,900	186,711
2008	21,249	45,109	54,635	57,134	57,575	55,995	65,809
2009	17,170	40,160	45,357	46,276	44,760	51,921
2010	15,610	39,191	48,214	48,902	51,924
2011	35,210	65,105	69,319	70,647
2012	40,877	58,033	62,737
2013	24,865	48,792
2014	35,124

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	322,506	304,471	272,208	275,989	262,810	259,533	261,739	266,165	260,176	258,691	257,244
2005	304,968	363,881	354,907	367,381	377,070	375,551	381,069	370,630	369,322	367,930
2006	200,765	193,130	194,448	189,300	193,438	191,701	184,609	181,051	181,231
2007	218,548	194,763	193,938	195,194	191,468	187,482	186,800	188,849
2008	101,664	81,548	77,522	67,251	66,827	62,968	70,802
2009	79,126	67,649	61,353	57,573	54,769	57,041
2010	71,780	60,132	58,123	55,872	55,271
2011	88,358	90,190	82,048	75,862
2012	105,875	89,662	76,944
2013	86,945	75,265
2014	98,876

Diagonals as of 12/31

Exhibit 27, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	66.9%	63.0%	56.3%	57.0%	54.3%	53.7%	54.1%	55.0%	53.8%	53.5%	53.2%
2005	100.0%	118.8%	116.2%	120.4%	123.7%	123.0%	124.7%	121.3%	120.8%	118.5%
2006	51.5%	49.6%	50.1%	49.0%	50.3%	50.0%	48.2%	47.3%	46.4%
2007	66.5%	59.5%	59.4%	60.1%	59.2%	58.3%	58.0%	57.3%
2008	63.0%	50.4%	48.7%	42.2%	42.7%	40.9%	43.8%
2009	68.4%	56.9%	52.3%	49.7%	47.5%	48.1%
2010	61.1%	51.8%	50.2%	48.9%	47.0%
2011	76.4%	79.5%	72.7%	65.6%
2012	93.1%	80.1%	65.7%
2013	70.8%	59.6%
2014	61.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	470,270	479,289	479,538	479,783	480,195	480,877	481,453	481,621	481,592	481,616	483,518
2005	314,558	306,522	306,610	307,721	307,559	305,365	304,848	304,867	304,745	310,477
2006	369,769	376,313	380,577	380,778	381,662	381,471	381,243	381,343	390,238
2007	309,487	319,131	320,183	319,082	319,268	319,314	319,182	329,311
2008	147,870	148,964	149,249	149,312	149,454	149,314	161,742
2009	103,720	105,693	106,109	106,389	106,411	118,657
2010	106,016	107,761	107,884	107,536	117,533
2011	104,265	105,584	105,627	115,722
2012	105,632	104,833	117,193
2013	108,854	126,341
2014	160,600

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	322,506	(18,035)	(32,263)	3,781	(13,179)	(3,277)	2,206	4,426	(5,989)	(1,485)	(1,447)	(65,263)
2005	304,968	58,913	(8,974)	12,475	9,689	(1,520)	5,519	(10,440)	(1,308)	(1,392)		62,962
2006	200,765	(7,635)	1,318	(5,148)	4,138	(1,737)	(7,092)	(3,558)	180			(19,534)
2007	218,548	(23,786)	(824)	1,255	(3,726)	(3,986)	(681)	2,048				(29,700)
2008	101,664	(20,116)	(4,026)	(10,271)	(424)	(3,859)	7,834					(30,862)
2009	79,126	(11,476)	(6,296)	(3,781)	(2,804)	2,272						(22,085)
2010	71,780	(11,648)	(2,010)	(2,251)	(601)							(16,509)
2011	88,358	1,833	(8,142)	(6,186)								(12,496)
2012	105,875	(16,212)	(12,718)									(28,930)
2013	86,945	(11,680)										(11,680)
2014	98,876

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(18,035)	26,650	(12,828)	(23,172)	(19,676)	(9,423)	(23,733)	(31,889)	(40,301)	(21,689)	(174,097)

Diagonals as of 12/31

Exhibit 27, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	652,594	85,521	79	—	14,436	266	218	100,520	15%
2005	369,865	181,856	25,072	—	15,092	852	644	223,516	60%
2006	466,271	138,222	14,338	—	25,471	1,321	964	180,316	39%
2007	666,635	319,870	17,011	—	47,127	7,675	1,839	393,522	59%
2008	1,317,084	966,788	77,968	—	73,452	11,486	3,301	1,132,995	86%
2009	1,266,933	804,345	44,493	—	89,851	15,354	3,503	957,546	76%
2010	1,117,794	512,361	26,101	—	120,765	11,276	4,178	674,680	60%
2011	1,410,913	1,230,158	121,321	—	161,659	11,076	7,778	1,531,993	109%
2012	1,435,650	1,297,560	80,862	—	218,363	4,355	9,227	1,610,367	112%
2013	1,478,349	1,211,150	47,855	—	226,588	1,281	9,232	1,496,107	101%
2014	1,511,440	596,554	243,520	—	380,709	1,175	13,270	1,235,227	82%

Total	11,693,526	7,344,386	698,620	—	1,373,514	66,116	54,154	9,536,791	82%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	5,369	2,501	0	—	154	—	—	2,655	49%
2005	13,163	4,292	20	—	840	—	—	5,152	39%
2006	99,535	26,229	4,008	—	4,394	—	—	34,630	35%
2007	177,458	34,576	2,172	—	8,673	—	—	45,422	26%
2008	402,830	306,147	500	—	9,439	—	—	316,085	78%
2009	429,096	291,859	9,988	—	20,448	—	—	322,295	75%
2010	297,353	92,771	6,138	—	28,098	—	—	127,007	43%
2011	422,982	615,153	21,304	—	47,470	—	—	683,926	162%
2012	476,520	639,452	5,042	—	64,915	—	—	709,409	149%
2013	527,904	617,214	2,694	—	72,803	—	—	692,711	131%
2014	686,219	229,575	150,229	—	188,986	—	—	568,790	83%

Total	3,538,429	2,859,769	202,094	—	446,220	—	—	3,508,083	99%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	647,225	83,021	79	—	14,282	266	218	97,865	15%
2005	356,702	177,564	25,053	—	14,252	852	644	218,365	61%
2006	366,736	111,994	10,331	—	21,077	1,321	964	145,686	40%
2007	489,177	285,294	14,839	—	38,454	7,675	1,839	348,100	71%
2008	914,254	660,641	77,468	—	64,013	11,486	3,301	816,910	89%
2009	837,837	512,486	34,506	—	69,403	15,354	3,503	635,251	76%
2010	820,442	419,589	19,963	—	92,668	11,276	4,178	547,673	67%
2011	987,930	615,005	100,017	—	114,189	11,076	7,778	848,067	86%
2012	959,130	658,108	75,820	—	153,448	4,355	9,227	900,958	94%
2013	950,445	593,936	45,161	—	153,786	1,281	9,232	803,396	85%
2014	825,220	366,979	93,290	—	191,722	1,175	13,270	666,437	81%

Total	8,155,097	4,484,618	496,526	—	927,294	66,116	54,154	6,028,708	74%

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 28, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	16,983	39,307	46,818	55,361	62,040	66,160	73,715	77,580	86,680	86,732	85,521
2005	27,383	94,841	148,079	167,361	165,547	181,441	181,847	182,087	181,236	181,856
2006	10,097	39,937	61,915	94,663	99,630	105,112	128,171	132,402	138,222
2007	21,174	69,021	111,198	220,412	255,951	285,517	299,142	319,870
2008	387,678	697,055	769,228	803,094	837,244	919,221	966,788
2009	429,939	613,036	675,067	700,968	774,916	804,345
2010	230,097	360,367	397,731	472,854	512,361
2011	912,574	1,143,539	1,181,044	1,230,158
2012	802,923	1,283,042	1,297,560
2013	841,640	1,211,150
2014	596,554

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	49,685	71,731	70,580	73,831	78,992	78,064	77,969	81,330	87,024	86,890	85,600
2005	161,065	189,832	186,433	200,547	207,416	207,057	207,330	207,154	206,356	206,928
2006	50,312	83,638	87,111	101,896	105,356	139,144	143,171	142,202	152,561
2007	53,913	139,034	224,240	278,721	299,890	328,127	333,708	336,881
2008	713,833	778,924	881,267	936,509	985,725	1,012,408	1,044,756
2009	652,855	705,620	727,969	757,472	828,403	848,838
2010	378,539	453,789	471,084	521,343	538,461
2011	1,146,181	1,193,578	1,290,761	1,351,479
2012	1,239,309	1,359,936	1,378,422
2013	1,097,841	1,259,005
2014	840,074

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	376,992	324,513	296,226	268,829	235,070	204,582	147,321	130,497	117,916	106,650	100,037
2005	423,439	369,450	350,687	320,310	298,977	278,246	249,765	239,824	226,439	222,020
2006	321,217	294,556	261,861	233,741	206,588	210,960	196,303	176,475	178,032
2007	411,500	438,288	458,792	443,477	428,068	437,109	398,491	384,008
2008	1,114,079	1,041,401	1,102,451	1,111,093	1,123,614	1,103,483	1,118,208
2009	987,232	988,487	958,210	954,710	957,526	938,689
2010	761,137	710,752	699,494	688,177	659,227
2011	1,511,959	1,476,130	1,537,303	1,513,131
2012	1,620,298	1,625,404	1,596,785
2013	1,469,267	1,485,594
2014	1,220,782

Diagonals as of 12/31

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 28, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Insurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	57.8%	49.0%	45.4%	41.2%	36.0%	31.4%	22.6%	20.0%	18.1%	16.3%	15.3%
2005	107.5%	99.9%	94.8%	86.6%	80.9%	75.3%	67.5%	64.8%	61.2%	60.0%
2006	68.9%	63.2%	56.2%	50.2%	44.3%	45.2%	42.1%	37.8%	38.2%
2007	61.5%	64.5%	66.9%	65.2%	62.9%	64.3%	59.8%	57.6%
2008	84.7%	79.0%	83.3%	84.1%	84.8%	83.8%	84.9%
2009	78.3%	78.1%	75.9%	75.6%	75.6%	74.1%
2010	68.1%	63.6%	62.7%	61.6%	59.0%
2011	108.1%	105.5%	109.0%	107.2%
2012	114.0%	113.2%	111.2%
2013	99.5%	100.5%
2014	80.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	655,070	652,221	652,381	652,315	652,377	652,570	652,577	652,590	652,594	652,594	652,594
2005	369,770	369,087	368,777	368,664	368,892	368,897	369,841	369,849	369,849	369,865
2006	465,358	466,535	466,077	466,156	466,446	465,847	465,921	466,258	466,271
2007	662,148	662,878	657,868	657,651	657,424	657,512	666,609	666,635
2008	1,298,527	1,283,313	1,282,594	1,294,781	1,294,774	1,317,059	1,317,084
2009	1,232,607	1,232,212	1,232,156	1,232,042	1,266,927	1,266,933
2010	1,080,237	1,080,968	1,080,936	1,117,794	1,117,794
2011	1,377,595	1,380,536	1,411,462	1,410,913
2012	1,397,892	1,436,679	1,435,650
2013	1,471,950	1,478,349
2014	1,511,440

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	376,992	(52,479)	(28,287)	(27,397)	(33,760)	(30,488)	(57,261)	(16,824)	(12,581)	(11,265)	(6,614)	(276,955)
2005	423,439	(53,989)	(18,763)	(30,377)	(21,333)	(20,730)	(28,482)	(9,941)	(13,385)	(4,419)		(201,419)
2006	321,217	(26,661)	(32,696)	(28,120)	(27,153)	4,373	(14,658)	(19,828)	1,556			(143,185)
2007	411,500	26,788	20,504	(15,315)	(15,409)	9,041	(38,618)	(14,483)				(27,492)
2008	1,114,079	(72,678)	61,049	8,642	12,521	(20,131)	14,725					4,128
2009	987,232	1,255	(30,277)	(3,500)	2,816	(18,837)						(48,542)
2010	761,137	(50,385)	(11,258)	(11,317)	(28,951)							(101,910)
2011	1,511,959	(35,829)	61,173	(24,172)								1,172
2012	1,620,298	5,106	(28,619)									(23,514)
2013	1,469,267	16,327										16,327
2014	1,220,782

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(52,479)	(82,276)	(72,820)	(70,045)	(132,115)	(58,156)	(128,361)	(66,205)	(45,449)	(93,485)	(801,391)

Diagonals as of 12/31

Insurance - Agriculture gross is gross of FCIC cession

Exhibit 28, Page 3

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	2,696,715	1,109,576	33,494	4,334	75,783	914	1,704	1,225,806	45%
2005	1,430,234	1,384,105	25,780	3,229	33,509	2,288	938	1,449,849	101%
2006	1,431,156	506,954	28,559	2,600	30,364	1,016	923	570,415	40%
2007	1,106,084	420,711	25,028	6,500	25,010	3,487	848	481,584	44%
2008	855,107	420,934	25,512	3,512	24,450	9,026	802	484,236	57%
2009	822,191	226,303	31,553	7,022	37,018	3,369	1,134	306,400	37%
2010	917,095	322,885	46,903	9,776	62,215	4,023	1,783	447,585	49%
2011	970,557	748,910	56,022	12,787	79,562	3,531	2,226	903,037	93%
2012	1,063,992	373,258	77,144	13,640	125,901	3,496	3,250	596,691	56%
2013	1,154,367	253,205	147,813	11,865	192,058	2,551	5,276	612,768	53%
2014	1,135,140	73,023	133,633	15,661	303,602	811	6,793	533,523	47%

Total	13,582,638	5,839,864	631,441	90,926	989,472	34,514	25,677	7,611,895	56%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	42,007	8,283	9	—	8	—	—	8,300	20%
2005	15,367	9,852	320	—	110	—	—	10,282	67%
2006	18,351	—	—	—	181	—	—	181	1%
2007	25,848	2,890	43	—	4	—	—	2,937	11%
2008	20,793	243	18	—	2	—	—	263	1%
2009	7,880	39	—	—	197	—	—	236	3%
2010	10,803	206	22	—	367	—	—	595	6%
2011	17,157	9,178	367	102	548	—	—	10,195	59%
2012	27,836	6,858	578	590	1,707	—	—	9,734	35%
2013	69,851	9,458	4,248	793	1,660	—	—	16,159	23%
2014	101,217	2,820	4,580	1,143	5,409	—	—	13,953	14%

Total	357,109	49,826	10,186	2,628	10,194	—	—	72,834	20%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2004 & Prior	2,654,708	1,101,292	33,485	4,334	75,776	914	1,704	1,217,506	46%
2005	1,414,867	1,374,253	25,461	3,229	33,399	2,288	938	1,439,567	102%
2006	1,412,805	506,954	28,559	2,600	30,183	1,016	923	570,234	40%
2007	1,080,236	417,821	24,985	6,500	25,006	3,487	848	478,647	44%
2008	834,314	420,692	25,494	3,512	24,448	9,026	802	483,974	58%
2009	814,311	226,264	31,553	7,022	36,822	3,369	1,134	306,164	38%
2010	906,292	322,680	46,881	9,776	61,848	4,023	1,783	446,990	49%
2011	953,401	739,732	55,654	12,686	79,013	3,531	2,226	892,842	94%
2012	1,036,156	366,400	76,566	13,050	124,194	3,496	3,250	586,957	57%
2013	1,084,516	243,747	143,565	11,072	190,398	2,551	5,276	596,609	55%
2014	1,033,923	70,204	129,052	14,517	298,193	811	6,793	519,570	50%

Total	13,225,529	5,790,038	621,255	88,298	979,278	34,514	25,677	7,539,061	57%

Exhibit 29, Page 1

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	333,141	613,778	767,485	878,363	949,123	1,003,581	1,043,931	1,071,381	1,092,861	1,102,772	1,109,576
2005	271,176	772,937	1,042,826	1,181,424	1,277,113	1,309,455	1,328,886	1,350,421	1,374,821	1,384,105
2006	55,033	267,455	349,445	398,372	444,083	472,549	489,106	499,696	506,954
2007	50,767	246,687	301,946	338,198	366,928	389,037	407,261	420,711
2008	102,102	236,288	306,430	347,041	386,365	406,969	420,934
2009	37,636	119,887	157,060	190,549	210,983	226,303
2010	61,670	190,656	253,965	295,339	322,885
2011	267,314	536,582	696,990	748,910
2012	117,034	296,327	373,258
2013	83,180	253,205
2014	73,023

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	662,846	939,279	1,040,697	1,083,748	1,112,443	1,131,654	1,123,690	1,139,184	1,143,192	1,151,690	1,147,404
2005	799,288	1,257,299	1,344,413	1,390,212	1,417,310	1,392,406	1,395,424	1,400,941	1,408,809	1,413,114
2006	152,516	378,094	443,822	484,643	516,944	532,489	531,990	533,053	538,113
2007	151,945	361,984	395,754	414,809	432,466	440,665	447,069	452,239
2008	239,471	346,708	403,678	428,294	438,180	444,541	449,958
2009	95,675	188,492	214,768	245,895	257,032	264,879
2010	166,601	298,572	358,568	369,936	379,564
2011	555,291	796,337	812,424	817,719
2012	357,006	441,162	464,043
2013	283,657	412,883
2014	222,316

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	1,487,386	1,387,128	1,308,728	1,314,949	1,300,515	1,288,138	1,270,214	1,269,978	1,238,333	1,229,946	1,223,187
2005	1,413,645	1,537,674	1,485,525	1,486,847	1,494,391	1,462,655	1,464,392	1,449,318	1,454,227	1,446,623
2006	644,563	613,349	598,072	598,052	603,725	594,997	580,600	572,990	568,477
2007	552,186	517,790	495,618	493,650	483,535	478,234	474,266	477,249
2008	530,691	500,738	503,013	489,442	480,744	473,190	474,408
2009	357,666	330,022	305,085	308,614	303,453	301,897
2010	541,079	499,527	469,821	451,426	441,778
2011	955,462	977,578	929,919	897,280
2012	729,040	635,289	589,944
2013	663,867	604,941
2014	525,918

Diagonals as of 12/31

Exhibit 29, Page 2

Valuation Date: December 31, 2014 Values in Thousands USD (1.55925 USD/GBP) Reinsurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	56.0%	52.4%	49.4%	48.8%	48.2%	47.8%	47.1%	47.1%	45.9%	45.6%	45.4%
2005	98.0%	104.7%	104.3%	104.4%	104.8%	102.5%	102.6%	101.5%	101.8%	101.1%
2006	46.2%	42.9%	41.9%	42.0%	42.4%	41.8%	40.8%	40.3%	39.7%
2007	49.7%	46.9%	45.0%	45.0%	44.2%	43.7%	43.4%	43.1%
2008	62.2%	58.8%	59.4%	57.9%	56.9%	56.1%	55.5%
2009	43.5%	40.4%	37.7%	38.1%	37.5%	36.7%
2010	59.0%	54.8%	51.7%	49.7%	48.2%
2011	98.6%	100.9%	96.1%	92.4%
2012	68.2%	60.0%	55.4%
2013	57.8%	52.4%
2014	46.3%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2004 & Prior	2,658,195	2,696,533	2,691,965	2,695,405	2,695,299	2,697,389	2,698,404	2,697,928	2,698,216	2,698,079	2,696,715
2005	1,411,528	1,428,523	1,432,494	1,433,952	1,435,333	1,431,249	1,429,880	1,430,211	1,429,149	1,430,234
2006	1,386,240	1,421,056	1,428,469	1,431,267	1,430,108	1,430,126	1,430,496	1,430,376	1,431,156
2007	1,100,711	1,102,524	1,102,956	1,104,319	1,104,927	1,105,700	1,105,630	1,106,084
2008	851,161	854,576	855,105	855,034	855,104	854,795	855,107
2009	817,438	822,240	823,347	823,369	822,100	822,191
2010	916,495	922,492	920,413	915,637	917,095
2011	968,391	976,199	966,902	970,557
2012	1,064,642	1,056,317	1,063,992
2013	1,127,672	1,154,367
2014	1,135,140

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2004 & Prior	1,487,386	(100,259)	(78,400)	6,221	(14,434)	(12,376)	(17,924)	(236)	(31,646)	(8,386)	(6,759)	(264,199)
2005	1,413,645	124,029	(52,149)	1,323	7,544	(31,737)	1,738	(15,075)	4,910	(7,604)		32,978
2006	644,563	(31,214)	(15,276)	(21)	5,674	(8,728)	(14,397)	(7,611)	(4,513)			(76,086)
2007	552,186	(34,396)	(22,172)	(1,968)	(10,116)	(5,301)	(3,968)	2,984				(74,937)
2008	530,691	(29,953)	2,276	(13,571)	(8,698)	(7,554)	1,218					(56,283)
2009	357,666	(27,644)	(24,937)	3,529	(5,160)	(1,556)						(55,769)
2010	541,079	(41,552)	(29,706)	(18,395)	(9,647)							(99,301)
2011	955,462	22,116	(47,659)	(32,639)								(58,182)
2012	729,040	(93,752)	(45,344)									(139,096)
2013	663,867	(58,926)										(58,926)
2014	525,918

Calendar Year	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	Total Development
	N/A	(100,259)	45,629	(77,142)	(62,784)	(56,978)	(71,324)	(97,402)	(79,178)	(187,576)	(162,787)	(849,801)

Diagonals as of 12/31

Exhibit 29, Page 3